      FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2014
                                                    REGISTRATION NO. 333-184542
                                           INVESTMENT COMPANY ACT NO. 811-07975
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        PRE-EFFECTIVE AMENDMENT NO.      [_]
                       POST-EFFECTIVE AMENDMENT NO. 4    [X]
                                    AND
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 144           [X]

                               -----------------

                   PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                           VARIABLE ANNUITY ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (NAME OF DEPOSITOR)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 28, 2014 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ______ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

              INTEREST IN INDIVIDUAL VARIABLE ANNUITY CONTRACTS.

================================================================================

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

 Flexible Premium Deferred Annuity
 PROSPECTUS: APRIL 28, 2014

 This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"), which we refer to as the Prudential Defined Income Variable Annuity ("Annuity"). The Annuity will be offered as an individual annuity contract. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may impose restrictions (e.g., maximum issue age). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract described in this prospectus are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNT
 The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-account are held. Currently only one Sub-account is available under the Annuity. The Sub-account offered in connection with the Annuity of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in the AST Multi-Sector Fixed Income Portfolio ("Portfolio"), a series of the Advanced Series Trust mutual fund.

 PLEASE READ THIS PROSPECTUS
 This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual fund. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(a) plan), you will get no additional tax advantage through the Annuity itself. This prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Income Growth Rate and Income Percentage Rates. Also, the Defined Income Benefit is neither optional nor revocable.

 OTHER CONTRACTS
 We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life of New Jersey annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life of New Jersey annuity contracts. You should work with your financial professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How to Contact Us" later in this prospectus for our Service Office address.

 In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.


 The Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR (R) SYMBOLS.
--------------------------------------------------------------------------------
      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM

               Prospectus dated: April   Statement of Additional
               28, 2014                       Information dated:
                                                  April 28, 2014

       PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS

       ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.                    656464

                                   CONTENTS



GLOSSARY OF TERMS..........................................................   1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................   3

EXPENSE EXAMPLES...........................................................   5

SUMMARY....................................................................   6

INVESTMENT OPTION..........................................................   8

DEFINED INCOME BENEFIT.....................................................   9

PURCHASING YOUR ANNUITY....................................................  15

  REQUIREMENTS FOR PURCHASING THE ANNUITY..................................  15
  SETTING UP YOUR ANNUITY..................................................  16
  RIGHT TO CANCEL..........................................................  17

MANAGING YOUR ANNUITY......................................................  18

  CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS..................  18

MANAGING YOUR ACCOUNT VALUE................................................  20

  FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS....  20

ACCESS TO YOUR ACCOUNT VALUE...............................................  21

  TYPES OF DISTRIBUTIONS AVAILABLE TO YOU..................................  21
  SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION PERIOD..  21
  SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL
   REVENUE CODE............................................................  21
  REQUIRED MINIMUM DISTRIBUTIONS...........................................  22

SURRENDERS.................................................................  24

  SURRENDER VALUE..........................................................  24
  MEDICALLY-RELATED SURRENDERS.............................................  24

ANNUITY OPTIONS............................................................  25

DEATH BENEFIT..............................................................  27

  DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT...........................  27
  DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT.............  27
  GENERAL DEATH BENEFIT PROVISIONS.........................................  27
  SPOUSAL CONTINUATION OF YOUR ANNUITY.....................................  28
  PAYMENT OF DEATH BENEFITS................................................  28

FEES, CHARGES AND DEDUCTIONS...............................................  30

  ANNUITY PAYMENT OPTION CHARGES...........................................  31
  EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................  31

VALUING YOUR INVESTMENT....................................................  32

  VALUING THE SUB-ACCOUNT..................................................  32
  PROCESSING AND VALUING TRANSACTIONS......................................  32

TAX CONSIDERATIONS.........................................................  34

  NONQUALIFIED ANNUITY CONTRACTS...........................................  34
  QUALIFIED ANNUITY CONTRACTS..............................................  37

OTHER INFORMATION..........................................................  43

  PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT........................  43
  LEGAL STRUCTURE OF THE UNDERLYING FUND...................................  44
  DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY............  45
  FINANCIAL STATEMENTS.....................................................  48
  INDEMNIFICATION..........................................................  48
  LEGAL PROCEEDINGS........................................................  49
  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................  50
  HOW TO CONTACT US........................................................  50

APPENDIX A - ACCUMULATION UNIT VALUES...................................... A-1

APPENDIX B - DEFINED INCOME BENEFIT SAMPLE CALCULATIONS.................... B-1


                                      (i)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 Account Value: The total value of all allocations to the Sub-account on any Valuation Day.

 Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

 Annuitization: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 Contingent Deferred Sales Charge ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the Death Benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Excess Income: All or any portion of a Lifetime Withdrawal that exceeds the Guaranteed Income Amount for that Annuity Year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years.

 First Death: The first of the Spousal Designated Lives to die, provided they are each other's spouse at that time.


 Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."


 Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 Guaranteed Income Amount ("GIA"): This is the annual amount of income you are eligible to receive for life under the Defined Income Benefit. The initial Guaranteed Income Amount is determined by multiplying the applicable Income Percentage by the Account Value on the Issue Date.

 Income Growth Rate: The Income Growth Rate is the guaranteed compounded rate of return credited to your Guaranteed Income Amount up until your first Lifetime Withdrawal. The Income Growth Rate is set at Annuity issue, and will not change for the life of your Annuity.

 Income Percentage: The Income Percentage is used to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives on the date each Purchase Payment is allocated to the annuity. The income percentages are set at Annuity issue and will not change for the life of your Annuity.

 Investment Option: The Sub-account as of any given time to which Account Value may be allocated.

 Issue Date: The effective date of your Annuity.

 Lifetime Withdrawal: Any withdrawal of assets from your Annuity that you do not designate as a Non-Lifetime Withdrawal. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals will be deemed to be Lifetime Withdrawals.


 Non-Lifetime Withdrawal: A withdrawal of assets from your Annuity that you elect and designate as such by you.


 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

 Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.



 Remaining Designated Life: A natural person who must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life upon the earlier of the First Death, provided that they are each other's spouses at that time, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect.



 Separate Account: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.


 Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.


 Single Designated Life: The natural person who is the measuring life for the Defined Income Benefit that is designated at purchase of the annuity and cannot be changed for the life of the contract.

 Spousal Designated Lives: The natural persons who are the measuring lives for the Defined Income Benefit that are designated at purchase of the annuity and cannot be changed for the life of the contract.

 Sub-Account: A division of the Separate Account.

 Surrender Value: The Account Value, less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.

 Unit: A share of participation in the Sub-account used to calculate your Account Value prior to the Annuity Date.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 we, us, our: Pruco Life Insurance Company of New Jersey.

 you, your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity.

 The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, or take a partial withdrawal.

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                           ANNUITY OWNER TRANSACTION EXPENSES
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CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/
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Age of Purchase Payment Being Withdrawn       Percentage Applied Against Purchase Payment
                                                            being Withdrawn
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Less than 1 year old                                             7.0%
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1 year old or older, but not yet 2 years old                     7.0%
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2 year old or older, but not yet 3 years old                     6.0%
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3 year old or older, but not yet 4 years old                     6.0%
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4 year old or older, but not yet 5 years old                     5.0%
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5 year old or older, but not yet 6 years old                     5.0%
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6 year old or older, but not yet 7 years old                     5.0%
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7 years old or older                                             0.0%
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 1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.

 The following table describes the fees and charges that you will pay periodically during the time that you own your Annuity, not including the underlying portfolio annual fees and expenses.

       -----------------------------------------------------------------
                          PERIODIC FEES AND CHARGES
       -----------------------------------------------------------------
       Annual Maintenance Fee /2/  Lesser of $50 or 2% of Account Value

              ----------------------------------------------------
                      ANNUALIZED INSURANCE FEES/CHARGES

              (assessed daily as a percentage of the Sub-account)
              ----------------------------------------------------
                                                MAXIMUM   CURRENT
              ----------------------------------------------------
              Mortality & Expense Risk Charge    0.95%    0.95%
              ----------------------------------------------------
              Administration Charge              0.15%    0.15%
              ----------------------------------------------------
              Defined Income Benefit Charge    1.50% /3/  0.80%
              ----------------------------------------------------
              Total Insurance Charge /4/       2.60% /3/  1.90%
              ----------------------------------------------------

 2 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

 3 The Defined Income Benefit Charge may be increased one or more times on or after the 7/th/ anniversary of the Issue Date up to the maximum annual rate of 1.50%. We will notify you in advance of any change to the charge and you will be given an opportunity to "opt out" of any charge increase subject to certain conditions.

 4 The Insurance Charge has three components: (1) a Mortality & Expense Risk Charge (2) an Administration Charge, and (3) a Defined Income Benefit Charge. The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed.

                                   ----------------------------------------------------
                                    TOTAL ANNUAL MUTUAL FUND OPERATIONG EXPENSES
                                   ----------------------------------------------------


 The next item shows the total annual operating expenses charged by the underlying mutual fund ("Portfolio") that you may pay periodically during the time that you own your Annuity. There is only one Portfolio offered in the Annuity. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

 See the prospectus or statement of additional information of the underlying Portfolio for further details. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888.


         -------------------------------------------------------------
         Total Annual Underlying Portfolio Operating Expenses   0.87%
         -------------------------------------------------------------



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                        UNDERLYING PORTFOLIO ANNUAL EXPENSES

       (as a percentage of the average net assets of the underlying Portfolio)
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                                                                               Total
                                                                Distribution  Annual
                                                                   and/or    Portfolio
                                          Management   Other    Service Fees Operating
                                             Fees    Expenses// (12b-1 fees) Expenses
--------------------------------------------------------------------------------------
 Advanced Series Trust
 AST Multi-Sector Fixed Income Portfolio    0.69%      0.08%       0.10%       0.87%

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in this Annuity with the cost of investing in other variable annuity contracts. Below are examples showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges as described in "Summary of Contract Fees and Charges."
   .   Maximum Total Insurance Charge
   .   Contingent Deferred Sales Charge (if applicable)
   .   Annual Maintenance Fee

 The examples also assume the following for the period shown:
   . Investment of Account Value in the Sub-account, with the gross total operating expenses remaining the same each year /(1)/
   .   You make no withdrawals of your Account Value
   .   No tax charge applies

 Amounts shown in the examples are rounded to the nearest dollar.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIO.

 If you surrender your Annuity at the end of the applicable time period:


                         1 yr   3 yrs   5 yrs   10 yrs
                        -------------------------------
                        $1,095  $1,803  $2,535  $4,226
                        -------------------------------


 If you do not surrender your Annuity, or if you annuitize your Annuity:


                         1 yr  3 yrs   5 yrs   10 yrs
                         -----------------------------
                         $395  $1,203  $2,035  $4,226
                         -----------------------------


 (1)Gross total operating expenses for the Portfolio are based, in part, on estimated amounts for the current fiscal year.

                           ACCUMULATION UNIT VALUES

 Please see Appendix A for a table of Accumulation Unit Values.

                                    SUMMARY

 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the Annuity.

 Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in an "underlying" mutual fund.

 Generally speaking, variable annuities are investments designed to be held for the long term. Working with your Financial Professional, you should carefully consider whether a variable annuity is appropriate for you, given your life expectancy, need for income, and other pertinent factors.

 Investment Option: The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the AST Multi-Sector Fixed Income Portfolio, an underlying mutual fund of Advanced Series Trust. The underlying mutual fund is described in its own prospectus, which you should read before investing. There is no assurance that the Investment Option will meet its investment objective.

 Please note that the Annuity has only the one Investment Option; the AST Multi-Sector Fixed Income Portfolio, which seeks to maximize total return consistent with the preservation of capital. The Annuity does not provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks.

 Please see "Investment Option," and "Managing Your Account Value" for information.

 Living Benefit: The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee you the ability to take a certain annual withdrawal amount until the death of a certain designated life (or lives) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. This benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount, subject to its terms.

 While the Defined Income Benefit is in effect, a change in the Owner/Annuitant designations may cause the Defined Income Benefit to terminate, and you would lose all associated benefits. You should carefully consider whether to purchase the Annuity if you anticipate changing the Owner/Annuitant designations. Please see "Change of Owner, Annuitant and Beneficiary Designations" and "Termination of Benefits" for more information. The Defined Income Benefit is neither optional nor revocable.

 Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

             -----------------------------------------------------
             Minimum Age for   Maximum Age for   Minimum Initial
             Initial Purchase  Initial Purchase  Purchase Payment
             -----------------------------------------------------
                   45                85              $25,000
             -----------------------------------------------------

 We limit additional Purchase Payments to the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments to the Annuity. If we exercise this right, your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guaranteed Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans.

 The "Minimum Age for Initial Purchase" applies to the age of the Designated Life or youngest age of the Spousal Designated Lives, and the "Maximum Age for Initial Purchase" applies to the age of the Designated Life or oldest of the Spousal Designated Lives as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

 Please see "Requirements for Purchasing One of the Annuities" for more detail.

 Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below).

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 Death Benefit: During the Accumulation Period, you may name a Beneficiary(ies) to receive the proceeds of your Annuity upon your death provided you still have an Account Value. Your Death Benefit must be distributed within the time period required by the tax laws.

 Please see "Death Benefit" for more information

 Fees and Charges: The Annuity, including the living benefit, is subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolio.

 What does it mean that your Annuity is "tax deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase our Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

 Other Information: Please see the section entitled "Other Information" for more information about the Annuity, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying fund.

                               INVESTMENT OPTION

 The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the underlying Portfolio whose share price generally fluctuates each Valuation Day. You bear the investment risk for amounts allocated to the Sub-account. If in the future we make two or more Investment Options available under the Annuity, we may allow transfer privileges and we may impose transfer restrictions and transfer fees. In addition, if we make more than one Investment Option available with the Annuity, we may impose investment restrictions and/or conditions on Purchase Payments or allocations to one or more Investment Options.

 Because one Investment Option is currently available under the Annuity, an investment in the Annuity involves certain additional limitations and risks. For example, the Annuity does not provide a diverse set of investment choices providing the option to allocate your Purchase Payments or Account Value among a variety of investment choices with different investment styles, objectives, strategies and risks. The performance of your Account Value will depend entirely on the performance of the one underlying Portfolio. The Annuity currently does not offer certain standard investment product features such as portfolio rebalancing, dollar-cost-averaging or transfer privileges. An investment in the Annuity, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor's overall portfolio of investments. The Annuity may not be suitable for all investors. You may want to consult with your Financial Professional to determine if this Annuity is suitable for you.

 VARIABLE INVESTMENT OPTION: The Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). The Sub-account invests exclusively in the AST Multi-Sector Fixed Income Portfolio. You should carefully read the prospectus for the AST Multi-Sector Fixed Income Portfolio.

 The Portfolio is not a publicly traded mutual fund. The Portfolio is only available as an Investment Option in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. Details about the investment objective, policies, risks, costs and management of the Portfolio are found in the prospectus for the Portfolio. The current prospectus and statement of additional information for the underlying Portfolio is attached hereto and can also be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.

 The investment objective, style/type, and name of the advisor/sub-advisor for the Portfolio appears in the table below.


    ADVANCED SERIES       STYLE/            INVESTMENT OBJECTIVES/                   PORTFOLIO
     TRUST ("AST")        TYPE                    POLICIES                            ADVISOR/
     PORTFOLIO NAME                                                                 SUBADVISOR(S)
------------------------------------------------------------------------------------------------------------
 AST Multi-Sector Fixed   FIXED   Seeks to maximize total return, consistent      Prudential Investment
    Income Portfolio      INCOME  with the preservation of capital.               Management, Inc.
   (formerly AST Long
Duration Bond Portfolio)
------------------------------------------------------------------------------------------------------------




 The Portfolio is a series of the Advanced Series Trust. The Portfolio is co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. A sub-advisor, as noted above, has been engaged to conduct day-to-day management. Allocations made to the AST Multi-Sector Fixed Income Portfolio benefits us financially.

 Please see the Additional Information section, under the heading concerning "Service Fees Payable to Pruco Life of New Jersey" for a discussion of fees that we may receive from the underlying Portfolio and/or its affiliates.

                            DEFINED INCOME BENEFIT

 The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount over your lifetime ("Single Designated Life"), or over your and your spouse's lives ("Spousal Designated Lives"). Generally, if your Account Value is reduced to zero and you meet certain requirements, we pay a remaining value, as described below under "Guaranteed Income Amount." This benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount (described below), subject to the terms of the benefit. The Defined Income Benefit is part of your Annuity and is not an optional benefit and may not be revoked. You may not terminate the Defined Income Benefit. The Defined Income Benefit will terminate only upon specified events (see "Termination of the Benefit," below).


 When you purchase the Annuity, you must make a permanent decision whether you wish to own the Single or Spousal version of the Defined Income Benefit. Based upon your decision, the Defined Income Benefit guarantees the ability to withdraw the Guaranteed Income Amount each Annuity Year until the death of the Single Designated Life or Remaining Designated Life regardless of the impact of Sub-account performance on the Account Value. The benefit is subject to our rules regarding the timing and amount of withdrawals. Please see below under "Impact of Non-Lifetime Withdrawals" and "Impact of Lifetime Withdrawals." The current Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount are disclosed in a prospectus supplement that is filed monthly ("Rate Sheet Prospectus Supplement") that must accompany this prospectus. Rates and effective dates reflected in the Rate Sheet Prospectus Supplements each month will replace and supersede those reflected in any prior month's Rate Sheet Prospectus Supplement. Please refer to the dates on the Rate Sheet Prospectus Supplement at the time you purchase the Annuity. If the dates on the Supplement have expired, we will deliver the Rate Sheet
 Prospectus Supplement applicable to your contract at the time of your purchase.


 As noted above, the Income Growth Rate and Income Percentages applicable to the calculation of the Guaranteed Income Amount are disclosed in Rate Sheet Prospectus Supplements. Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your application must be signed and received by us in Good Order within the stated time period during which such rates will be applicable. The rates applicable to your Annuity will not change for the life of your Annuity. This means that the Income Growth Rate and Income Percentages for your Annuity will not change once established. Rates reflected in any Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your Annuity application and the date we receive it in Good Order will not apply to your Annuity. You should not purchase the Annuity without first obtaining the applicable Rate Sheet Prospectus Supplement, containing the available Income Growth Rate and Income Percentages applicable at the time.

 Please see Appendix B to this Prospectus for examples demonstrating how the Guaranteed Income Amount is calculated using various, assumed Income Growth Rates and Income Percentages. The examples are purely hypothetical and are intended to illustrate how we would determine the Guaranteed Income Amount for an Annuity. Your Guaranteed Income Amount would be different than the examples in the appendix depending on the Income Growth Rate and Income Percentages effective at the time you signed your application, your age at the time the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or the spousal version. For more information about currently available Income Percentages and Income Growth Rates, please see the current Rate Sheet Prospectus Supplement.

 You are guaranteed to be able to withdraw the Guaranteed Income Amount for the lifetime of the designated life (or lives) provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See "Living Benefit - Owner, Annuitant and Beneficiary Designations" below for details regarding the designated life (or lives).) Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income ("Guarantee Payments"). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit
 - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Guaranteed Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit (and the Death Benefit would not be payable upon death). In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

 Please note that your Account Value is not guaranteed, can fluctuate and may lose value.

 Guaranteed Income Amount
 The initial Guaranteed Income Amount is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. The applicable Income Percentage is based on the age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the Issue Date.

 On each Valuation Day thereafter, until the date of the first Lifetime Withdrawal, the Guaranteed Income Amount is equal to:
   . the Guaranteed Income Amount on the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of the Income Growth Rate for each calendar day between the Prior Valuation Day and the Current Valuation Day,
   . reduced for any Non-Lifetime Withdrawals and increased for any Purchase Payments, if any, made on the Current Valuation Day, as described in the "Impact of Non-Lifetime Withdrawals" and "Additional Purchase Payments(s)" sections below.

 Once you have taken the first Lifetime Withdrawal, in any Annuity Year, the remaining Guaranteed Income Amount for that Annuity Year is reduced for Lifetime Withdrawals and increased for Purchase Payments as described in the "Impact of Lifetime Withdrawals" and "Additional Purchase Payment(s)" sections below. However, once you have made the first Lifetime Withdrawal, the Guaranteed Income Amount will no longer increase based on the Income Growth Rate and will not increase due to fluctuations in your Account Value. On each anniversary of the Issue Date, your remaining Guaranteed Income Amount is increased to equal your then current Guarantee Income Amount. Lifetime Withdrawals that exceed the Guaranteed Income Amount in an Annuity Year will be considered Excess Income and will proportionally reduce the Guaranteed Income Amount available for future Annuity Years.

 The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, as specified in the applicable Rate Sheet Prospectus Supplement.

 If you are receiving this prospectus as a current Owner of the Annuity, for the Income Growth Rate and Income Percentages that apply to your Annuity, please refer to your Annuity contract. Also, we maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.

 Additional Purchase Payment(s):
 You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments. Additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Purchase Payment we accept by the applicable Income Percentage. The applicable Income Percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. If this Defined Income Benefit has been issued on a Spousal Designated Lives basis, and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.

 Please see "Purchasing Your Annuity - Purchase Payment Limitation" below.

 Impact of Non-Lifetime Withdrawals: You may designate one or more withdrawals as a Non-Lifetime Withdrawal before you take your first Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. Non-Lifetime Withdrawals that are not Required Minimum Distribution amounts are subject to any applicable Contingent Deferred Sales Charge. There is no limit on the number of Non-Lifetime Withdrawals that you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.

 Impact of Lifetime Withdrawals: Lifetime Withdrawals reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Guaranteed Income Amount, they will not reduce your Guaranteed Income Amount in subsequent Annuity Years and you cannot carry over the unused portion of the Guaranteed Income Amount to subsequent Annuity Years. Such withdrawals are not subject to Contingent Deferred Sales Charges, are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value. In general, withdrawals made from the Annuity during an Annuity Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section.

 All or any portion of a Lifetime Withdrawal that exceeds the Guaranteed Income Amount for that Annuity Year, called "Excess Income," will impact the value of the benefit, including a permanent reduction in future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately subsequent to the withdrawal of any Guaranteed Income Amount and prior to the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request). Each withdrawal of Excess Income is subject to any applicable Contingent Deferred Sales Charge.

 Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not increased in subsequent Annuity Years if you decide not to take a Lifetime Withdrawal in an Annuity Year or take Lifetime Withdrawals in an Annuity Year that, in total, are less than the Guaranteed Income Amount.

 You may use the systematic withdrawal program to make withdrawals of the Guaranteed Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 The Defined Income Benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value (see "Surrender Value" below for more detail). Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.

 Please note that there is a possibility you may pass away before receiving lifetime payments from the Defined Income Benefit, or may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit. However when you pass away, your beneficiaries may receive a death benefit as described in this prospectus. Please see "Death Benefit" in the prospectus. If you purchased the spousal version of this Annuity, then your spousal designated life will have the option to continue the Annuity provided he/she is the sole primary beneficiary and opts to receive the Guaranteed Income Amount.

 Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:
..   The Issue Date is November 1
..   The first withdrawal is a Lifetime Withdrawal
..   On October 24/th/ of the following calendar year, $2,500 is withdrawn from the Annuity
..   On October 29/th/ of the same year, $5,000 is also withdrawn from the
    Annuity,

 Example of dollar-for-dollar reductions
 On October 24, Guaranteed Income Amount is $6000. The Return of Purchase Payment Death Benefit Amount is $115,420. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500) and the Return of Purchase Payment Death Benefit Amount ($115,420 less $2,500 = $112,920).

 Example of proportional reductions
 Continuing the previous example, when the withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Annuity Year to $0 and the Return of Purchase Payment Death Benefit Amount to $109,420 ($112,920 less $3,500 = $109,420). The remaining withdrawal amount of $1,500 reduces the Guaranteed Income Amount in future Annuity Years and the Return of Purchase Payment Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Guaranteed Income Amount and the Return of Purchase Payment Death Benefit Amount).

 Here is the calculation:

Account Value before Lifetime Withdrawal                                   $118,000.00
Less amount of "non" Excess Income                                         $  3,500.00
Account Value immediately before Excess Income of $1,500                   $114,500.00
Excess Income amount                                                       $  1,500.00
Ratio                                                                             1.31%
Guaranteed Income Amount                                                   $  6,000.00
Less ratio of 1.31%                                                        $     78.60
Guaranteed Income Amount for future Annuity Years                          $  5,921.40
Return of Purchase Payment Death Benefit Amount after "non" Excess Income  $109,420.00
Less ratio of 1.31%                                                        $  1,433.40
Return of Purchase Payment Death Benefit Amount after Excess Income        $107,986.60

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   On October 3 of the following calendar year, the Guaranteed Income Amount is $6,000, the Return of Purchase Payment Death Benefit Amount is $115,420, and the Account Value is $120,000.
..   Also on that same October 3, $15,000 is withdrawn from the Annuity and is designated as a Non-Lifetime Withdrawal.

 All guarantees associated with the Annuity will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

Withdrawal amount                                                               $ 15,000.00
Divided by Account Value before withdrawal                                      $120,000.00
Equals ratio                                                                           12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal                         $  6,000.00
Less ratio of 12.5%                                                             $    750.00
Guaranteed Income Amount for future Annuity Years                               $  5,250.00
Return of Purchase Payment Death Benefit Amount before Non-Lifetime withdrawal  $115,420.00
Less ratio of 12.5%                                                             $ 14,427.50
Return of Purchase Payment Death Benefit Amount after Non-Lifetime withdrawal   $100,992.50

 When you make a partial withdrawal that is subject to a CDSC and/or tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the CDSC and/or tax withholding, to determine whether your withdrawal has exceeded the Guaranteed Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2,000) but then have any CDSC and/or tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Guaranteed Income Amount (if any) would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any CDSC and/or tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any CDSC and/or tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the CDSC and/or tax withholding) that exceeds your Guaranteed Income Amount will be treated as Excess Income - thereby reducing your Guaranteed Income Amount in subsequent years. You should carefully consider whether you should take a net withdrawal because it may negatively impact your Defined Income Benefit. Net Withdrawals are not available for withdrawals of your Guaranteed Income Amount through our systematic withdrawal program.

 Account Value is Reduced to Zero
 To the extent that your Account Value was reduced to zero as a result of withdrawals in an Annuity Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Guaranteed Income Amount for the Annuity Year. Thus, in that scenario, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Guaranteed Income Amount as described in this section. We will make payments until the death of the Single Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of the Remaining Designated Life, as applicable. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. If you take a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) that reduces your Account Value to Zero or if you take a Non-Lifetime Withdrawal that reduces your Account Value to Zero, the Annuity terminates and we will pay no additional amounts to you.

 Unless you request an alternate mode of payment we make available, we make such Guarantee Payments once each Annuity Year.

 We will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Annuity Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:
..   a joint life and last survivor fixed annuity if both Spousal Designated
    Lives are living and each other's spouse when Guarantee Payments would begin, or
..   a single life fixed annuity if there is a Remaining Designated Life under this Rider, or if the Defined Income Benefit was issued with a Single Designated Life.

 We use the same basis that is used to calculate the guaranteed annuity rates in the Annuity.

 Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as guarantee payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. If your Account Value is reduced to zero due to withdrawals of Excess Income or annuitization, any Death Benefit value, including the Return of Purchase Payments Amount, will terminate and no Death Benefit amount is payable. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Guaranteed Income Amount or less than or equal to, your Guaranteed Income Amount. (See "Death Benefits" for more information.)

 In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments and a Death Benefit. Please see the "Annuity Options - Annuity Payments under the Defined Income Benefit" section below for a description of annuity options that apply under the Defined Income Benefit. Please see the "Death Benefit - Return of Purchase Payments Death Benefit" section below for a description of the Return of Purchase Payments Death Benefit that applies under the Defined Income Benefit.

 Other Important Considerations
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after you purchase the Annuity, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   The current annualized charge for the Defined Income Benefit is 0.80% of the average daily net assets of the Sub-account. You will begin paying this charge on the Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. We may increase the Defined Income Benefit Charge one or more times at any time on or after the 7/th/ anniversary of your Issue Date. The maximum annualized charge for the Defined Income Benefit is 1.50% of the average daily net assets of the Sub-account. We will notify you in advance of any change in the charge and you will be given an opportunity to "opt out" of any charge increase subject to certain conditions. If you decide to "opt out" of the charge increase, your Guaranteed Income Amount will be reduced as of the next anniversary of your Issue Date. Please see "Fees, Charges and Deductions" later in this Prospectus for more information on the "opt out" process.


 Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.

 Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Single Designated Life, at least one of the Spousal Designated Lives, or the Remaining Designated Life is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Single Designated Life, at least one of the Spousal Designated Lives or the Remaining Designated Life. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.

 Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Single Designated Life or the Remaining Designated Life.

 Termination of the Benefit
 You may not elect to cancel the Defined Income Benefit.

 The benefit automatically terminates upon the first to occur of the following:
 (i) your surrender of the Annuity;
 (ii)when annuity payments begin (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);
(iii)our receipt of Due Proof of Death of the First Death who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;
 (iv)our receipt of Due Proof of Death of the Owner (or the Annuitant, if the Annuity is entity owned) and there is still an Account Value available in the Annuity and the surviving Spouse is not eligible to continue the benefit because such Spouse is not a Spousal Designated Life;
 (v) the date of receipt of Due Proof of Death of the Single Designated Life or the Remaining Designated Life if a Death Benefit is payable under the Defined Income Benefit;
 (vi)the date of death of the Single Designated Life or the Remaining Designated Life when Account Value is reduced to zero as of the date of death;
(vii)both the Account Value and Guaranteed Income Amount equal zero; or
(viii)we process a request to change the Annuitant, Owner or Beneficiary in the certain situations that would cause termination, as discussed in the "Change of Owner, Annuitant, and Beneficiary Designations" section of this Prospectus.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY

 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Single Designated Life or Spousal Designated Lives, each, must not be younger than 45 or older than age 85 on the Issue Date of the Annuity. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $25,000.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers (if applicable), partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Additional Purchase Payments: You may make additional purchase payments to the Annuity during the first Annuity Year provided the Account Value has not been reduced to zero, however at any time during this year, with prior notice to you, we may limit your right to allocate additional Purchase Payments to the Annuity. Additional Purchase Payments are subject to the maximum total Purchase Payment amount of $1,000,000 as noted above, and a minimum amount of $100. Purchase payments are not permitted on or after the Annuity Date. We may limit, restrict, suspend or reject any Purchase Payment, but would do so only on a non-discriminatory basis. See "Purchase Payment Limitation," below, for more information.

 During the time you are permitted to make additional Purchase Payments to the Annuity, on a non-discriminatory basis, we may limit, restrict, suspend or reject any Purchase Payment: (i) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount is being increased in an unintended fashion. A factor we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s); and (ii) if the Income Percentages and/or Income Growth Rates have changed for new purchasers of the Annuity.

 If we exercise this right to limit your Purchase Payment(s), your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guarantee Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 While the Annuity is offered in tax-qualified markets that have annual contribution limits under the Internal Revenue Code, please note that this Annuity does not allow for additional Purchase Payments after the first Annuity Year.

 Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. Further, please be aware that we do not provide administrative services for employer sponsored plans, and may limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 SETTING UP YOUR ANNUITY

 If you elect the Single version of the Defined Income Benefit:
 Single Designated Life If the Owner is a natural person, the Owner must also be the Annuitant and the Single Designated Life. If the Owner is an entity that we permit, the Annuitant must be the Single Designated Life. You may not name multiple Owners if a Single Designated Life is listed in the Schedule Supplement.

 If you elect the Spousal version of the Defined Income Benefit:
 Spousal Designated Lives Such persons must be each other's Spouse on the Issue Date and at the death of the first of the Spousal Designated Lives to die ("First Death"). If the Owner is a natural person, he/she must be the Annuitant, and one of the Spousal Designated Lives. The sole primary Beneficiary must be the other Spousal Designated Life for as long as the first Spousal Designated Life Owner is alive. If two Owners are named, each must be a Spousal Designated Life. No additional Owners may be named. While both Spousal Designated Lives are alive, each Owner must be designated as the other Owner's primary Beneficiary. If the Owner is an entity that we permit, the Annuitant must be a Spousal Designated Life, and the Annuitant's Spouse must be the other Spousal Designated Life. This benefit cannot be utilized when the Owner is an entity unless we allow for the continuation of the Annuity and the Defined Income Benefit by the Remaining Designated Life after the First Death.

 Remaining Designated Life
 A Remaining Designated Life must be a natural person and must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life on the earlier of the First Death, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect. In the event of the divorce of the Spousal Designated Lives, and the resulting removal of one of the Spousal Designated Lives as an Owner, Annuitant or Beneficiary under the Annuity, the other Spousal Designated Life will become the Remaining Designated Life under the Defined Income Benefit if we receive notice of the divorce, and any other documentation we require, in Good Order, at our Service Office. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a Spousal Designated Life.

 General Information Regarding Owner, Annuitant and Beneficiary Designations:
 The selections you make for these designations is dependent upon your decision to purchase lifetime income for your life or you and your spouse's lives.

..   Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for additional information regarding the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
..   Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals
    (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 Please see "Tax Considerations" for information on the effect of applicable law if you are in a civil union, domestic partnership or same-sex marriage.

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the Financial Professional who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 Subject to the limitations described above, in general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

 While the Defined Income Benefit is in Effect
 If you have the single life version of the Defined Income Benefit, any change of the Annuitant under the Annuity will result in the cancellation of the Defined Income Benefit. Similarly, any change of Owner will result in cancellation of the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 If you have the spousal version of the Defined Income Benefit, a change to the Owner or Annuitant will result in the cancellation of the Defined Income Benefit in all cases, except as follows: (a) if one Owner dies and the Remaining Designated Life assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the First Death. If the Spousal Designated Lives divorce, the Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage.

 If the Defined Income Benefit Terminates
 If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus the ability to withdraw the Guaranteed Income Amount and receive the Death Benefit with the Return of Purchase Payments Amount. We will cease to deduct the Defined Income Benefit charge after the Benefit terminates. However we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will not be able to re-elect the benefit later. If the Defined Benefit terminates, you would still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization. You should carefully consider purchasing the Annuity if you anticipate changing the Owner/Annuitant designations. You may name a new Beneficiary(ies), subject to the other limitations on Beneficiary designations noted above with respect to Spousal Designated Lives and a Remaining Designated Life. However, such new Beneficiary(ies) will not be a Spousal Designated Life, and would therefore result in the Defined Income Benefit terminating at the death of the Remaining Designated Life.

 In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only. We will reject the following proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the
 Annuity:
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 We will also reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA");
..   or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation. Also note that if the designated lives divorce, the Annuity may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity that is then available to new Owners.

 Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. While valid same-sex marriages are now recognized under federal law and the favorable income-deferral options afforded by the federal tax law to an opposite-sex spouse under Sections 72(s) and 401(a)(9) are now available to a same-sex spouse, there are several unanswered questions regarding the scope and impact of this U.S. Supreme Court decision.

 On August 29, 2013, the Internal Revenue Service ("IRS") clarified its position regarding same-sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

 Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if federal tax law does not recognize the relationship as a marriage as described above, we cannot permit the surviving partner/spouse to continue the Annuity within the meaning of the tax law. Therefore, upon the death of the first owner, favorable tax treatment permitted to a federally recognized spouse may not be available to the surviving beneficiary upon election to continue the Annuity under the "spousal continuance" provision. If the spousal continuance provision is elected by a surviving same sex partner/spouse who is not recognized as a spouse under federal tax law, the Annuity will continue as provided for insurance law purposes but will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue as a "new contract" for tax law purposes with a cost basis equal to the value of the Annuity at the deemed termination. If the spousal continuance provision is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward.

 Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding your personal tax situation, the implications of electing the spousal version of the optional benefits we currently offer and your spouse's rights and benefits under the Annuity.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no death benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity.

 See "Death Benefits - Spousal Continuation of Annuity" for more information about how the Annuity can be continued by a Custodial Account.

                          MANAGING YOUR ACCOUNT VALUE

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding your Account Value. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

                         ACCESS TO YOUR ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. The minimum amount for each partial withdrawal is $100. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. Cumulative Lifetime Withdrawals within an Annuity Year that are less than or equal to the Guaranteed Income Amount are not subject to a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, and any Tax Charge that applies. Each of these types of distributions is described more fully below.

 SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION PERIOD
 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals are made from your Account Value. Systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 If you elect to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   If you have or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount available in future Annuity Years and may also reduce the value of your Death Benefit. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount will further increase the impact on your future Guaranteed Income Amount and Death Benefit value. Please see the "Defined Income Benefit" and "Death Benefit" sections of this prospectus for information on the impact of withdrawals of Excess Income.
..   Non-Lifetime Withdrawals may not be taken as systematic withdrawals.

 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) will be subject to a CDSC if they exceed the Guaranteed Income Amount under the Defined Income Benefit. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMDs") are a type of partial withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. RMDs for this Annuity must be taken by April 1/st/ in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years.

 Unless designated as a Non-Lifetime Withdrawal, an RMD is considered a Lifetime Withdrawal from the Annuity. The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

 For purposes of this provision, in relation to any Annuity Year, the "Second Calendar Year" is the calendar year following the calendar year in which the Annuity Year began.

 In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

 (1)the remaining Guaranteed Income Amount for that Annuity Year, and
 (2)the Second Calendar Year's remaining RMD amount less the Guaranteed Income Amount. If the Guaranteed Income Amount is greater than the Second Calendar Year's remaining RMD amount, then (2) shall be equal to zero, or $0.

 Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

 If, in any Annuity Year, your RMD amount is not greater than the Guaranteed Income Amount, any withdrawals in excess of the Guaranteed Income Amount will be treated as Excess Income. RMD taken as systematic withdrawals will be considered Lifetime Withdrawals.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 For purposes of this provision, RMDs are determined based on the value of this Annuity, and do not include the value of any other annuities, savings or investments subject to the RMD rules. We require three (3) days advance written notice to calculate and process the amount of your withdrawals. You must elect to have RMDs paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly RMDs but does not apply to RMDs taken out on a quarterly, semi-annual or annual basis.


 In any year in which the requirement to take RMDs is suspended by law, we reserve the right, regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as an RMD if not for the suspension as eligible for treatment under this provision. Please note that if an RMD was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the RMD on December 28 or on the last Valuation Day prior to December 28/th/ of that year.


 The following applies in the event the Defined Income Benefit terminates: We do not assess a CDSC (if applicable) on RMDs from your Annuity if you are required by law to take such RMDs from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the RMD rules in relation to other savings or investment plans under other qualified retirement plans.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the RMD rules under the Code.

 RMD rules do not apply to Roth IRAs during the Owner's lifetime. See "Tax Considerations" for a further discussion of RMDs.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 Assumptions:

 RMD Calendar Year 01/01/2013 to 12/31/2013

 Annuity Year 06/01/2012 to 05/31/2013

 Guaranteed Income Amount and RMD Amount Guaranteed Income Amount = $5,000 Remaining Guaranteed Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012) RMD Amount for Calendar Year 2013 = $6,000 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Guaranteed Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Guaranteed Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.

 We require a minimum Surrender Value of $2,000 after any Partial Withdrawal. We waive this requirement while the Defined Income Benefit is in effect, if you are withdrawing the Guaranteed Income Amount, provided you do not take a withdrawal of Excess Income. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

 MEDICALLY-RELATED SURRENDERS
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). Please note, this applies to either owner if you elected the spousal version of the benefit.

 If you request a full surrender, the amount payable will be your Account Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see the Tax Considerations section of this prospectus.

 We waive any applicable CDSC only if:
   . the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;
   . the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and/or
   .   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

                                ANNUITY OPTIONS

 Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin any payment upon death is determined solely under the terms of the applicable annuity payment option, and you no longer participate in the Defined Income Benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant. If the initial monthly annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under the Defined Income Benefit (unless you have annuitized under that benefit) or the Death Benefit described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first Annuity Year (except as otherwise specified by applicable law).

 Annuity Payments under the Defined Income Benefit
 If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is a Guaranteed Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
 (1)apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described below); or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Single Designated Life or the Remaining Designated Life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

 In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments as:
..   a joint life and last survivor fixed annuity if both Spousal Designated
    Lives are living and each other's Spouse on the date annual annuity payments would begin, or
..   as a single life fixed annuity if there is a Remaining Designated Life, or this Rider was issued with a Single Designated Life.

 In addition, each of the payments above will consist of ten payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
 (1)the present value of the future Guaranteed Income Amount payments; and
 (2)the Account Value.

 Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.

 Once annuity payments begin under the terms of the Annuity or the Defined Income Benefit, the Death Benefit feature of the Defined Income Benefit will terminate.

 Annuity Payment Options
 If annuity payments are to begin under the terms of your Annuity, you can elect to apply your Account Value less any applicable tax charges to one of the following two options. Annuity Options 1 and 2 will always be available for election.

 Option 1
 Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

 Option 2
 Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Other Annuity Options We May Make Available
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                 DEATH BENEFIT

 DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT
 If you elected the Single version of the Defined Income Benefit on the Issue Date, and while it is in effect, the Death Benefit payable upon the death of the Single Designated Life, provided that we have not yet begun making Guarantee Payments, is the Return of Purchase Payments Death Benefit.

 If you elected the Spousal version of the Defined Income Benefit on the Issue Date, and while it is in effect, the Death Benefit payable upon the First Death is the Account Value. The Death Benefit payable upon the death of the Remaining Designated Life, provided that we have not yet begun making Guarantee Payments, is the Return of Purchase Payments Death Benefit.

 The Return of Purchase Payments Death Benefit is equal to the greater of:
..   the Account Value, or
..   the Return of Purchase Payments Amount described below.

 If we do not receive Due Proof of Death within one year of the death of the Owner (Annuitant if the Annuity is owned by an entity in the case of a Single Designated Life) or the death of the Remaining Designated Life in the case of Spousal Designated Lives, the Death Benefit payable is the Account Value. We reserve the right to waive or extend, on a non-discriminatory basis, our right to enforce the one year deadline for Due Proof of Death. This right will only apply for purposes of determining the amount payable as a Death Benefit, and in no way restricts when a claim may be filed.

 Please note that the Return of Purchase Payments Death Benefit is payable only if the Defined Income Benefit is in effect, and until we make Guarantee Payments under the Defined Income Benefit or annuity payments begin. Once Guarantee Payments or annuity payments begin, there is no more Death Benefit. All other provisions applicable to Death Benefits under your Annuity will continue to apply.

 Return of Purchase Payments Amount
 On the Issue Date, the Return of Purchase Payments Amount is equal to your Account Value. On each subsequent Valuation Day, until the date we receive Due Proof of Death of the Single Designated Life or the Remaining Designated Life, as applicable, the Return of Purchase Payments Amount is:
..   increased by any Purchase Payments made on the current Valuation Day and,
..   reduced by the effect of withdrawals made on the current Valuation Day, as described below.

 A Non-Lifetime Withdrawal will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income, including Required Minimum Distributions, will reduce the Return of Purchase Payments Amount by the amount of the withdrawal. (For more information about the impact of RMDs, please see "Required Minimum Distributions" section. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT
 If you have taken actions that have caused the Defined Income Benefit to be terminated, then the Death Benefit is equal to the Account Value, and payable:
1) If the Annuity is owned by one or more natural persons, upon the death of the Owner (or the first to die, if there are multiple Owners).
2) If an Annuity is owned by an entity, upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death.

 You should carefully consider any possible actions by you that would cause the Defined Income Benefit to be terminated, as it will impact the value payable as a Death Benefit.

 GENERAL DEATH BENEFIT PROVISIONS
 We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

 No Death Benefit will be payable if the Annuity terminates or your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under the Defined Income Benefit).

 Any Death Benefit amount not paid in full on the date of Due Proof of Death is subject to fluctuation in value due to the investment performance of the Sub-account until the Death Benefit is paid out in full.

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 SPOUSAL CONTINUATION OF YOUR ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the effective date of a spousal continuation will be subject to all provisions of the Annuity, including the CDSC when applicable.

 If you elected the Single version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death, if your spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

 If you elected the Spousal version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death of the First Death,
..   If the Remaining Designated Life chooses to continue the Annuity, the
    Defined Income Benefit will remain in force.
..   If a Death Benefit is not payable (e.g., if the first of the Spousal
    Designated Lives to die is the Beneficiary but not an Owner), the Defined Income Benefit will remain in force unless we are instructed otherwise.
..   Upon death of the Remaining Designated Life, if their spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.

 Your Annuity may only be continued under the spousal continuation provision once.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
..   within five (5) years of the date of death (the "5 Year Deadline"); or
..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death, or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-account, please note that such charges are assessed through a reduction to the Unit value of your investment in the Sub-account, and in that way reduce your Account Value.

 Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-account. The Insurance Charge is the combination of the Mortality & Expense Risk Charge, the Administration Charge, and the Defined Income Benefit Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity's Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. The charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Finally, the charge compensates Pruco Life of New Jersey for providing the insurance benefits provided under the Defined Income Benefit, Guarantee Payments, and the Return of Purchase Payments Death Benefit.


 As described in the "Summary of Contract Fees and Charges," the Defined Income Benefit Charge can be increased one or more times at any time on or after the 7/th/ anniversary of your Issue Date up to the maximum amount reflected therein. We will notify you in advance of any change in the Charge. Once you are notified of any charge increase, you will have the ability to opt-out of the new charge. If you elect to opt-out, your Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of your Issue Date, and the Defined Income Benefit Charge will continue at the present rate. If you wish to opt-out, you must notify us within the stated time period described in our notice to you. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If, at that time, you would still like to elect the opt-out, you must sign and return the form to us at our Service Office in Good Order. Please keep in mind that opting out of the charge increase will have a negative impact to your Guaranteed Income Amount. You may want to consult with your Financial Professional to determine whether opting out is in your best interest. Please keep in mind that while you are receiving your Guaranteed Income Amount its value remains constant, however the amount deducted from your Account Value for the Insurance Charge may vary due to fluctuations of your Account Value.

 If you are receiving this Prospectus as a current owner having purchased the Annuity prior to April 28, 2014, the ability to opt-out of a charge increase is not provided for in your contract. For these contracts, the fee shall not be increased unless and until an amended rider is provided to the contract owner. Notwithstanding this, if we decide to increase the charge, we will make the opt out available to contract owners who purchased prior to April 28, 2014.


 The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed. We will not refund any charges you have paid.

 Fees and Expenses Incurred by the Portfolio: The Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by the Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectus for the Portfolio.

 Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken from the Sub-account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.

 Contingent Deferred Sales Charge ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that partial withdrawals are taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains). The CDSC calculation is applied to the Purchase Payments as they are being withdrawn. For example, assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity. Also assume that two years after the purchase, your Account Value is $85,000 ($75,000 of Purchase Payment plus $10,000 of investment gain) and you take a Non-Lifetime Withdrawal of $50,000. The $50,000 Non-Lifetime Withdrawal would be taken from your $75,000 Purchase Payment and the CDSC would be assessed against the same amount - $50,000 X .06 = $3,000. If the Non-Lifetime Withdrawal had exceeded the available Purchase Payments, any remaining withdrawal amounts would have been taken from gains. CDSC is not assessed against Lifetime Withdrawals, as described below.

 You can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually received is reduced by any applicable CDSC or tax withholding. Therefore you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. To illustrate, after taking the $50,000 withdrawal described in the example above, and without considering any CDSC or tax withholding, $25,000 would remain of your initial Purchase Payment. But due to the $10,000 in gains prior to the withdrawal, your Account Value would be $35,000 ($85,000 Account Value less the $50,000 withdrawal). If you had asked for a gross withdrawal, you would have received less than the $50,000 you withdrew, because we would have deducted the $3,000 CDSC plus any applicable tax withholding from the requested $50,000. While the amount you actually received would be lower, your Account Value would remain at $35,000. If you had asked for a net withdrawal, however, you would have received the full $50,000, but your Account Value would be lower than $35,000 because we would have deducted the $3,000 CDSC plus any applicable tax withholding from your Account Value.

 Under the Defined Income Benefit, Non-Lifetime Withdrawals, excluding those designated as Required Minimum Distributions, are subject to any applicable CDSC, as described above. Lifetime Withdrawals in an Annuity Year that, in total, do not exceed the Guaranteed Income Amount are not subject to a CDSC. However, each withdrawal of Excess Income under the Defined Income Benefit is subject to any applicable CDSC. Withdrawals of Excess Income will reduce the benefits under the Defined Income Benefit. (Please see the "Defined Income Benefit" and "Death Benefit" sections of this prospectus for information on the impact of withdrawals of Excess Income.) Please be aware that under the Defined Income Benefit: (a) for a gross withdrawal, if the amount requested exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income.

 Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNT
 Currently only one Sub-account is available with the Annuity. When you allocate Account Value to the Sub-account, you are purchasing Units of the Sub-account. The Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolio. The value of the Units also reflects the daily accrual for the Insurance Charge.

 Each Valuation Day, we determine the price for a Unit of the Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-account. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be different Unit Prices for the Sub-account to reflect possible variations in charges for the Defined Income Benefit. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. The arrangements with CGM and MSSB may be terminated at any time or modified in certain circumstances.

 Initial Purchase Payment: We are required to allocate your initial Purchase Payment to the Sub-account within 2 Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within 5 Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within 2 Valuation Days.

 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.


 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that until such time that we are notified of the firm's principal approval and is provided with the application, or we are notified of the firm principal's rejection, your funds will be held by us in a segregated bank account. In addition, we must promptly return your funds at your request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. You will not be credited with any interest earned on amounts held in that suspense account. Also, the amounts held will not be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 Additional Purchase Payments: We will apply any additional Purchase Payments we accept on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity".

 Scheduled Transactions: Scheduled transactions include transfers under systematic withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

 Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice. References to Purchase Payments below relate to the cost basis in your contract. Generally, the cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 Same Sex Couples
 The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
 Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

 There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

 Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional living benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 Partial Annuitization
 Individuals may partially annuitize their nonqualified annuity if the contract so permits. The tax law allows for a portion of a nonqualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 Medicare Tax on Net Investment Income
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which became effective in 2013, assesses a 3.8% surtax on the lesser of
 (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax adviser before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2014 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet Required Minimum Distribution rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a Required Minimum Distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $52,000 in 2014, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2014, this limit is $260,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2014 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2 , and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 Charitable IRA Distributions.
 Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2014, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2014.

 For distributions in tax years beginning after 2005 and before 2014, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 Gifts and Generation-skipping Transfers
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                               OTHER INFORMATION

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
 Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in the Defined Income Benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Broadridge Investor Communication Solutions, Inc. (proxy services and regulatory mailings), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, Diversified Information Technologies Inc. (records management and administration of annuity contracts), 123 Wyoming Avenue, Scranton, PA 18503, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, National Financial Services (clearing and settlement services) 82 Devonshire Street Boston, MA 02109, NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399.

 The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). If in the future we make two or more Investment Options available under the Annuity, we reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available. While we can limit your ability to make any additional Purchase Payments to your Annuity, as discussed above in this Prospectus, should we offer more than one Investment Options we may limit your right to make additional Purchase Payments to any one or more of such Investment Options.

 Service Fees Payable to Pruco Life of New Jersey
 Pruco Life of New Jersey and our affiliates receive substantial payments from the Portfolio and/or related entities. Those payments include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the Portfolio. Some fees, such as Rule 12b-1 fees, are paid directly by the Portfolio. Some fees are paid by entities that provide services to the Portfolio. The existence of these payments may increase the overall cost of investing in the Portfolio. Because these payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the Portfolio benefit us financially.

 Effective February 25, 2013, the Portfolio adopted a Rule 12b-1 fee. Prior to that fee, the Portfolio had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the Portfolio. As of March 1, 2014, the maximum combined fees and revenue sharing payments we receive with respect to the Portfolio are equal to an annual rate of 0.50% the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments.

 In addition, the investment advisor, sub-advisor or distributor of the Portfolio may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and the Portfolio. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

 LEGAL STRUCTURE OF THE UNDERLYING FUND
 The underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolio are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual fund in which the Sub-account invests. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-account. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to the Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to the Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for the Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts", in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Confirmations, Statements, and Reports
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, and systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolio to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.


 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm.

 Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:
   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2013) received payment with respect to our annuity business generally during 2013 (or as to which a payment amount was accrued during 2013). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.

 Name of Firm:



  1st Global Capital Corp.
  A.W. Hastings & Co.
  ABC Consulting
  ABN AMRO WCS Holding Company
  Advisor Group
  Aegon Transamerica
  Affordable Housing Agency
  AFS Brokerage, Inc.
  AIG Advisor Group
  AIG Financial Advisors Inc
  Alliance
  Allianz
  Allstate Financial Services, LLC
  Alpha Simplex
  American Portfolio Financial Services Inc
  Ameriprise Financial, Inc.
  Ameritas Investment Corp.
  Ameritus Capital Group, Inc.
  Annuity Partners
  Annuity Services
  Arete Wealth Management
  Arvest Asset Management
  Arvest Bank
  Associated Securities Corp
  Astoria Federal Savings
  AUSDAL Financial Partners, Inc.
  AXA Advisors, LLC
  BancWest Investment Services
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Bank of Oklahoma
  Bank of the West
  BB&T Investment Services, Inc.
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brokers International
  Cadaret, Grant & Co., Inc.
  Cades Schutte
  Calton & Associates, Inc.
  Cambridge Advisory Group
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  Cetera Advisor Network LLC
  Cetera Financial Group LLC
  Cetera Financial Specialists
  Cetera Investment Services
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Coastal Agents Alliance
  Cognizant
  Cohen & Steers Inc.
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compass Bank Wealth Management Group
  Comprehensive Asset Management
  Concord Advisors, Inc.
  Conover Capital Management LLC
  Consolidated Marketing Group
  Cornerstone Financial
  Craig Schubert
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  David Lerner and Associates
  DFA
  Eaton Vance
  Edward Jones & Co.
  Emerald Equity Advisors
  Epoch Investment Management
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Farmer's Bureau (FBLIC)
  Fidelity Institutional Wealth Services (FIWS)
  Fidelity Investments
  Fifth Third Securities, Inc.
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Solutions Partners, LLC
  Financial West Group
  First Allied Securities Inc
  First Citizens Bank
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  Foothill Securities, Inc.
  Foresters Equity Services Inc.
  Fortune Financial Services, Inc.
  Franklin Templeton
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  GATX Southern Star Agency
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Girard Securities, Inc.
  Goldman Sachs & Co.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Hantz Financial Services, Inc.
  Harbour Investments, Inc.
  Harvest Capital, LLC
  Horan Associates
  HSBC
  Huntleigh Securities
  Independent Financial Group, LLC
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  Integral Financial, LLC
  Invesco Ltd.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Planners, Inc.
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  Jennison Dryden Mutual Funds
  John Hancock
  Key Bank
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  L.M. Kohn & Company
  LaSalle St. Securities, LLC
  Lazard
  Leaders Group Inc.
  Legend Equities Corporation
  Legend Securities, Inc.
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  M and T Bank Corporation
  M Holdings Securities, Inc
  Mass Mutual Financial Group
  McClurg Capital Corporation
  Mercer Consulting
  Merrill Lynch, P,F,S
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-America Securities
  Milbank
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney

  Mutual of Omaha Bank
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Natixis Funds
  Neuberger Berman
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North American Management
  North Ridge Securities Corp.
  Northwestern Mutual
  NPB Financial Group, LLC
  Ohio National Financial Services
  Omni Housing Development LLC
  OneAmerica Securities, Inc.
  Oppenheimer & Co, Inc.
  Park Avenue Securities, LLC
  Perryman Financial Advisory
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  PNC Bank
  PNC Wealth Management
  Prime Capital Services, Inc.
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.


  Prudential Annuities
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Russell Investments
  Rydex Funds
  Sagemark Consulting
  SagePoint Financial, Inc.
  Sage Rutty & Co., Inc.
  Sammons Enterprises, Inc.
  Sammons Securities Co., LLC
  Santander
  Scarborough Capital Management, Inc.
  SCF Securities, Inc.
  Schroders Investment Management
  se2
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southeast Financial Group, Inc.
  Spire Securities LLC
  Stephens, Inc
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  Strategic Fin Alliance Inc
  Strategic Financial Group LPP
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SunAmerica Securities
  SWS Financial Services, Inc
  Symetra Investment Services Inc
  Syndicated
  Synovus Financial Corporation
  T. Rowe Price Group, Inc.
  Taylor, Colicchio & Silverman, LLP
  TFS Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Washington Update
  Tomorrow's Financial Services, Inc.
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Umpqua Investments
  Union Bank of California
  Unionbanc Investment Serv, LLC
  United Bank
  United Brokerage Services, Inc.
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Veritrust Financial LLC
  Vision Service Plan
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Webster Bank
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  William Blair & Co
  Wintrust Financial Corporation
  Woodbury Financial Services
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc
  Wunderlich Securities


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.



 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Litigation and Regulatory Matters
 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America ("Prudential Insurance"). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life of New Jersey.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life of New Jersey entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life of New Jersey to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Historical Income Growth Rates and Income Percentages
..   Financial Statements


 HOW TO CONTACT US
 Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

 Prudential's Customer Service Team
 Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

 Internet
 Access information about your Annuity through our website:
 www.prudentialannuities.com

 Correspondence Sent by Regular Mail
 Prudential Annuity Service Center
 P.O. Box 7960
 Philadelphia, PA 19176

 Correspondence Sent by Overnight, Certified or Registered Mail
 Prudential Annuity Service Center
 2101 Welsh Road
 Dresher, PA 19025

 Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 The following tables show the accumulation unit values and the number of outstanding units for the variable investment option under the Annuity on the last business day of the periods shown. The unit values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge.




                           PRUDENTIAL DEFINED INCOME
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.10%)



                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
AST Multi-Sector Fixed Income Portfolio
formerly, AST Long Duration Bond Portfolio
    02/25/2013 to 12/31/2013                     $9.99909         $9.57903             0



 *  Denotes the start date of these sub-accounts

                           PRUDENTIAL DEFINED INCOME
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

   ACCUMULATION UNIT VALUES: With Defined Income Benefit - Single and Spousal
                            Designated Lives (1.90%)



                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
AST Multi-Sector Fixed Income Portfolio
formerly, AST Long Duration Bond Portfolio
    02/25/2013 to 12/31/2013                     $9.99842         $9.51265         10,227,971



 *  Denotes the start date of these sub-accounts

            APPENDIX B - DEFINED INCOME BENEFIT SAMPLE CALCULATIONS

 The initial Guaranteed Income Amount (GIA) is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. Additional Purchase Payments will increase the GIA by applying the amount of the Purchase Payment to the Income Percentage (based on the attained age of the youngest Designated Life) on the date the Purchase Payment is allocated to your Annuity.

 For the applicable Income Percentage rates associated with any additional Purchase Payments made after the Issue Date, please see the rates disclosed in the applicable Rate Sheet Prospectus Supplement after, or contact us or your Financial Professional. You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments.

 The following examples are purely hypothetical and are for illustrative purposes only. They are intended to provide examples of how we would calculate the Guaranteed Income Amount based on the Income Percentages and Income Growth Rate provided in the prospectus or a Rate Sheet Prospectus Supplement. They also assume that the application was signed, received, and funded within the parameters disclosed in the prospectus or on the Rate Sheet Prospectus Supplement. The hypothetical examples are also designed to show how the Rate Sheet Prospectus Supplement may change from month to month for newly issued Annuities. Please note that once your Annuity is issued, the assigned rates will not change. Please also note, your GIA would be different than the examples shown below depending on the Income Percentage and Income Growth Rate effective at the time you sign your application, your age at the time of the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or spousal version.

 Hypothetical Rate Sheet Prospectus Supplement Examples:

     Rate Sheet Prospectus Supplement effective between June 1, and June 30

             Attained Age    Income Percentage    Income Growth Rate
           --------------  -------------------  --------------------
                60                4.5%          5.0% (for all ages)
                61                4.6%
                62                4.7%
                63                4.8%
                64                4.9%
                65                5.0%

 Scenario 1, calculating the GIA based on a single Purchase Payment:
 Application Signed Date: June 24
 Issue Date: July 5 of the same calendar year in which the application was signed
 Purchase Payment Received: $100,000
 Age: 62

 The Income Percentages and Income Growth Rate are both set based on the rates effective between June 1 and June 30. As a result, the initial Income Percentage will be 4.7% based on the attained age of 62 as of the Issue Date July 5, and the Income Growth Rate assigned to the Annuity will be 5.0%. The initial Guaranteed Income Amount is $4,700, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the applicable Income Percentage (4.7%).

     Rate Sheet Prospectus Supplement effective between July 1 and July 31

             Attained Age    Income Percentage    Income Growth Rate
           --------------  -------------------  --------------------
                60                4.7%          5.5% (for all ages)
                61                4.8%
                62                4.9%
                63                5.0%
                64                5.1%
                65                5.2%

 Scenario 2, calculating the GIA based on a single Purchase Payment, and one additional Purchase Payment:
 Application Signed Date: July 15
 Issue Date: July 17 of the same calendar year in which the application was signed
 Purchase Payments Received:
..   $100,000 on the Issue Date
..   Additional Purchase Payment of $10,000 on November 17 of the same calendar year

 Age on the Issue Date: 62

 The Income Percentages and Income Growth Rate are both set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 4.9% based on the attained age of 62 as of the Issue Date, and the Income Growth Rate assigned to the annuity will be 5.5%. The initial Guaranteed Income Amount will be $4,900, which is determined by multiplying Account Value on the Issue Date ($100,000) by the Income Percentage (4.9%).

 When the additional Purchase Payment of $10,000 is deposited exactly four months later, the Designated Life is now age 63. The increase to the GIA will continue to be based on the Rate Sheet Prospectus Supplement effective between July 1 and July 31. In this scenario, the current GIA would be increased by $500 since the Income Percentage assigned to the $10,000 additional Purchase Payment was 5% based on the attained age of 63.

 To calculate the new GIA for the Annuity after the additional Purchase Payment, we would first take the current GIA of $4,989.21 (the initial $4,900 GIA that has increased by 5.5% Income Growth Rate for four months). We would then add the $500 GIA increase that was applicable to the additional Purchase Payment, resulting in a new total GIA of $5,489.21.

 Scenario 3, calculating the GIA based on a single Purchase Payment, where the Designated Life has attained a new age between the date the application was signed and subsequently issued:
 Application Signed Date: July 1
 Issue Date: July 12 of the same calendar year in which the application was signed
 Purchase Payment(s) Received: $100,000
 Age: 64 on the application signed date, turning age 65 prior to the Issue Date

 The Income Percentage and Income Growth Rate are both set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 5.2% based on the newly attained age of 65 as of the issue date of July 12, and the Income Growth Rate assigned to the annuity will be 5.5%. The initial Guaranteed Income Amount will be $5,200, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the Income Percentage (5.2%).

 Scenario 4, your application was either received or funded beyond the time frames disclosed on your Rate Sheet Prospectus Supplement: The Annuity would not be issued as the application was either not received in Good Order or the Annuity was not funded within the time frames disclosed on your Rate Sheet Prospectus Supplement. As a result, you would need to submit additional paperwork if you still wish to purchase the Annuity. Your Annuity would be eligible to receive the then current rates that are being offered on the Rate Sheet Prospectus Supplement (as of the date you signed the form), which could be higher or lower than the rates on the date you had first signed the Annuity application.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL DEFINED
                         INCOME (PDI) VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (APRIL 28, 2014)
                                           ----------------------------------------
                                             (print your name)
                                           ----------------------------------------
                                                 (address)
                                           ----------------------------------------
                                            (city/state/zip code)

                                   Please see the section of this prospectus
                                 entitled "How To Contact Us" for where to send
                                   your request for a Statement of Additional
                                                  Information.

               [LOGO] Prudential
                     Bring Your Challenges


               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                April 28, 2014

  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE

                               ANNUITY CONTRACTS

The Prudential Defined Income Variable Annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the
"Account"). The Annuity is purchased by making an initial purchase payment of $25,000 or more. Subject to certain restrictions, you can make additional purchase payments of not less than $100 at any time during the accumulation phase.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Defined Income Variable Annuity prospectus dated April 28, 2014. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

    Company                                                            2

    Experts                                                            2

    Principal Underwriter                                              2

    Payments Made to Promote Sale of Our Products                      2

    Determination of Accumulation Unit Values                          3

    Historical Income Growth Rates and Income Percentages              4

    Separate Account Financial Information                            A1

    Company Financial Information                                     B1

                                             Prudential Annuity Service Center
 Pruco Life Insurance Company of New Jersey            P.O. Box 7960
           213 Washington Street                  Philadelphia, PA 19176
           Newark, NJ 07102-2992                 Telephone: (888) PRU 2888

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2013 and for each of the two years in the period then ended December 31, 2013, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $75,673,069, $106,497,788, and $97,819,083, in
2013, 2012, and 2011, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

       .  Percentage Payments based upon "Assets under Management" or "AUM":
          This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

       . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2013) received payment with respect to annuity business during 2013 (or as to which a payment amount was accrued during 2013). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05 respectively.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less
(c) where:

    (a)is the net result of:

       (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

       (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

    (b)is the net result of:

       (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

       (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

    (c)is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

             HISTORICAL INCOME GROWTH RATES AND INCOME PERCENTAGES


The rates below apply for applications signed between February 15, 2014 and April 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after APRIL 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                              Income Growth Rate:
                              -------------------
                                     6.00%

                              Income Percentages
                              ------------------



The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                Single       Spousal                   Single       Spousal
 Age          Percentage   Percentage       Age      Percentage   Percentage
 45              3.40%        2.90%         66          5.95%        5.45%
 46              3.55%        3.05%         67          6.00%        5.50%
 47              3.65%        3.15%         68          6.05%        5.55%
 48              3.80%        3.30%         69          6.10%        5.60%
 49              3.95%        3.45%         70          6.15%        5.65%
 50              4.05%        3.55%         71          6.20%        5.70%
 51              4.20%        3.70%         72          6.25%        5.75%
 52              4.35%        3.85%         73          6.30%        5.80%
 53              4.45%        3.95%         74          6.35%        5.85%
 54              4.60%        4.10%         75          6.40%        5.90%
 55              4.75%        4.25%         76          6.50%        6.00%
 56              4.85%        4.35%         77          6.60%        6.10%
 57              5.00%        4.50%         78          6.70%        6.20%
 58              5.15%        4.65%         79          6.80%        6.30%
 59              5.25%        4.75%         80          6.90%        6.40%
 60              5.40%        4.90%         81          7.00%        6.50%
 61              5.50%        5.00%         82          7.10%        6.60%
 62              5.60%        5.10%         83          7.20%        6.70%
 63              5.70%        5.20%         84          7.30%        6.80%
 64              5.80%        5.30%         85+         7.40%        6.90%
 65              5.90%        5.40%

The rates below apply for applications signed between October 15, 2013 and February 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after February 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                              Income Growth Rate:
                              -------------------
                                     6.00%

                              Income Percentages
                              -------------------

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                Single       Spousal                   Single       Spousal
 Age          Percentage   Percentage       Age      Percentage   Percentage
 45              3.50%        3.00%         66          6.05%        5.55%
 46              3.65%        3.15%         67          6.10%        5.60%
 47              3.75%        3.25%         68          6.15%        5.65%
 48              3.90%        3.40%         69          6.20%        5.70%
 49              4.05%        3.55%         70          6.25%        5.75%
 50              4.15%        3.65%         71          6.30%        5.80%
 51              4.30%        3.80%         72          6.35%        5.85%
 52              4.45%        3.95%         73          6.40%        5.90%
 53              4.55%        4.05%         74          6.45%        5.95%
 54              4.70%        4.20%         75          6.50%        6.00%
 55              4.85%        4.35%         76          6.60%        6.10%
 56              4.95%        4.45%         77          6.70%        6.20%
 57              5.10%        4.60%         78          6.80%        6.30%
 58              5.25%        4.75%         79          6.90%        6.40%
 59              5.35%        4.85%         80          7.00%        6.50%
 60              5.50%        5.00%         81          7.10%        6.60%
 61              5.60%        5.10%         82          7.20%        6.70%
 62              5.70%        5.20%         83          7.30%        6.80%
 63              5.80%        5.30%         84          7.40%        6.90%
 64              5.90%        5.40%         85+         7.50%        7.00%
 65              6.00%        5.50%

The rates below apply for applications signed between September 1, 2013 and October 14, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after October 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                              Income Growth Rate:
                              -------------------
                                     6.00%

                              Income Percentages
                              -------------------

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                Single       Spousal                   Single       Spousal
 Age          Percentage   Percentage       Age      Percentage   Percentage
 45              3.35%        2.85%         66          5.90%        5.40%
 46              3.50%        3.00%         67          5.95%        5.45%
 47              3.60%        3.10%         68          6.00%        5.50%
 48              3.75%        3.25%         69          6.05%        5.55%
 49              3.90%        3.40%         70          6.10%        5.60%
 50              4.00%        3.50%         71          6.15%        5.65%
 51              4.15%        3.65%         72          6.20%        5.70%
 52              4.30%        3.80%         73          6.25%        5.75%
 53              4.40%        3.90%         74          6.30%        5.80%
 54              4.55%        4.05%         75          6.35%        5.85%
 55              4.70%        4.20%         76          6.45%        5.95%
 56              4.80%        4.30%         77          6.55%        6.05%
 57              4.95%        4.45%         78          6.65%        6.15%
 58              5.10%        4.60%         79          6.75%        6.25%
 59              5.20%        4.70%         80          6.85%        6.35%
 60              5.35%        4.85%         81          6.95%        6.45%
 61              5.45%        4.95%         82          7.05%        6.55%
 62              5.55%        5.05%         83          7.15%        6.65%
 63              5.65%        5.15%         84          7.25%        6.75%
 64              5.75%        5.25%         85+         7.35%        6.85%
 65              5.85%        5.35%

The rates below apply for applications signed between July 15, 2013 and August 31, 2013

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after September 1, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                              Income Growth Rate:
                              -------------------
                                     6.00%

                              Income Percentages
                              -------------------

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                Single       Spousal                   Single       Spousal
 Age          Percentage   Percentage       Age      Percentage   Percentage
 45              3.15%        2.65%         66          5.70%        5.20%
 46              3.30%        2.80%         67          5.75%        5.25%
 47              3.40%        2.90%         68          5.80%        5.30%
 48              3.55%        3.05%         69          5.85%        5.35%
 49              3.70%        3.20%         70          5.90%        5.40%
 50              3.80%        3.30%         71          5.95%        5.45%
 51              3.95%        3.45%         72          6.00%        5.50%
 52              4.10%        3.60%         73          6.05%        5.55%
 53              4.20%        3.70%         74          6.10%        5.60%
 54              4.35%        3.85%         75          6.15%        5.65%
 55              4.50%        4.00%         76          6.25%        5.75%
 56              4.60%        4.10%         77          6.35%        5.85%
 57              4.75%        4.25%         78          6.45%        5.95%
 58              4.90%        4.40%         79          6.55%        6.05%
 59              5.00%        4.50%         80          6.65%        6.15%
 60              5.15%        4.65%         81          6.75%        6.25%
 61              5.25%        4.75%         82          6.85%        6.35%
 62              5.35%        4.85%         83          6.95%        6.45%
 63              5.45%        4.95%         84          7.05%        6.55%
 64              5.55%        5.05%         85+         7.15%        6.65%
 65              5.65%        5.15%

The rates below apply for applications signed between June 17, 2013 and July 14, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after July 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                              Income Growth Rate:
                              -------------------
                                     5.50%

                              Income Percentages
                              -------------------

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                Single       Spousal                   Single       Spousal
 Age          Percentage   Percentage       Age      Percentage   Percentage
 45              3.00%        2.50%         66          5.55%        5.05%
 46              3.15%        2.65%         67          5.60%        5.10%
 47              3.25%        2.75%         68          5.65%        5.15%
 48              3.40%        2.90%         69          5.70%        5.20%
 49              3.55%        3.05%         70          5.75%        5.25%
 50              3.65%        3.15%         71          5.80%        5.30%
 51              3.80%        3.30%         72          5.85%        5.35%
 52              3.95%        3.45%         73          5.90%        5.40%
 53              4.05%        3.55%         74          5.95%        5.45%
 54              4.20%        3.70%         75          6.00%        5.50%
 55              4.35%        3.85%         76          6.10%        5.60%
 56              4.45%        3.95%         77          6.20%        5.70%
 57              4.60%        4.10%         78          6.30%        5.80%
 58              4.75%        4.25%         79          6.40%        5.90%
 59              4.85%        4.35%         80          6.50%        6.00%
 60              5.00%        4.50%         81          6.60%        6.10%
 61              5.10%        4.60%         82          6.70%        6.20%
 62              5.20%        4.70%         83          6.80%        6.30%
 63              5.30%        4.80%         84          6.90%        6.40%
 64              5.40%        4.90%         85+         7.00%        6.50%
 65              5.50%        5.00%

            HISTORICAL INCOME GROWTH RATES AND INCOME PERCENTAGES

The rates below apply for applications signed between May 1, 2013 and June 16, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after June 17, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                              Income Growth Rate:
                              -------------------
                                     5.50%

                              Income Percentages
                              -------------------

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                Single       Spousal                   Single       Spousal
 Age          Percentage   Percentage       Age      Percentage   Percentage
 45              3.00%        2.50%         66          5.10%        4.60%
 46              3.10%        2.60%         67          5.20%        4.70%
 47              3.20%        2.70%         68          5.30%        4.80%
 48              3.30%        2.80%         69          5.40%        4.90%
 49              3.40%        2.90%         70          5.50%        5.00%
 50              3.50%        3.00%         71          5.60%        5.10%
 51              3.60%        3.10%         72          5.70%        5.20%
 52              3.70%        3.20%         73          5.80%        5.30%
 53              3.80%        3.30%         74          5.90%        5.40%
 54              3.90%        3.40%         75          6.00%        5.50%
 55              4.00%        3.50%         76          6.10%        5.60%
 56              4.10%        3.60%         77          6.20%        5.70%
 57              4.20%        3.70%         78          6.30%        5.80%
 58              4.30%        3.80%         79          6.40%        5.90%
 59              4.40%        3.90%         80          6.50%        6.00%
 60              4.50%        4.00%         81          6.60%        6.10%
 61              4.60%        4.10%         82          6.70%        6.20%
 62              4.70%        4.20%         83          6.80%        6.30%
 63              4.80%        4.30%         84          6.90%        6.40%
 64              4.90%        4.40%         85+         7.00%        6.50%
 65              5.00%        4.50%

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                             PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                            ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at
   fair value.............................. $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            -----------    -----------       -----------    -----------   -----------
  Net Assets............................... $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units....................... $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            -----------    -----------       -----------    -----------   -----------
                                            $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            ===========    ===========       ===========    ===========   ===========

  Units outstanding........................  11,766,880      9,448,011         8,359,496     10,703,453     5,209,281
                                            ===========    ===========       ===========    ===========   ===========

  Portfolio shares held....................   1,420,433      2,057,457           640,290      1,301,794     3,860,238
  Portfolio net asset value per share...... $     10.00    $     11.01       $     35.81    $     24.05   $      5.29
  Investment in portfolio shares,
   at cost................................. $14,204,330    $22,879,968       $17,319,732    $25,091,674   $20,483,911

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                             PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                            ------------ ---------------- ----------------- -----------  --------------
                                             01/01/2013     01/01/2013       01/01/2013      01/01/2013    01/01/2013
                                                 TO             TO               TO              TO            TO
                                             12/31/2013     12/31/2013       12/31/2013      12/31/2013    12/31/2013
                                            ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income.......................... $       243    $   952,677       $         0    $         0   $ 1,335,169
                                            -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     208,337        336,641           308,180        446,986       308,683
                                            -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)...............    (208,094)       616,036          (308,180)      (446,986)    1,026,486
                                            -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0        678,509                 0              0             0
  Realized gain (loss) on shares
   redeemed................................           0         91,016           577,503        684,335        26,504
  Net change in unrealized gain (loss) on
   investments.............................           0     (1,892,458)        5,696,969      7,995,831       113,048
                                            -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................           0     (1,122,933)        6,274,472      8,680,166       139,552
                                            -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $  (208,094)   $  (506,897)      $ 5,966,292    $ 8,233,180   $ 1,166,038
                                            ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                                                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                   JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND         SHARES
---------------- ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------
  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------
  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------
  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

   10,276,280        2,833,505     10,176,462     1,262,743       1,222,472      2,490,388        4,046,112        2,491,991
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

      554,276          253,571        768,715       205,420         129,682        267,331          268,739          166,003
  $     47.02       $    24.91    $     37.15    $    26.16      $    15.72     $    28.45      $     38.43       $    34.20
  $18,288,072       $4,877,477    $17,714,178    $3,420,271      $1,754,516     $5,334,568      $ 6,651,400       $4,308,839

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                                                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                   JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND         SHARES
---------------- ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------
   01/01/2013       01/01/2013     01/01/2013    01/01/2013      01/01/2013     01/01/2013      01/01/2013        01/01/2013
       TO               TO             TO            TO              TO             TO              TO                TO
   12/31/2013       12/31/2013     12/31/2013    12/31/2013      12/31/2013     12/31/2013      12/31/2013        12/31/2013
---------------- ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------
  $         0       $        0    $         0    $        0      $   16,752     $  110,345      $   137,097       $   40,921
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

      354,273           85,768        366,288        69,741          27,193        100,010          137,554           74,064
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

     (354,273)         (85,768)      (366,288)      (69,741)        (10,441)        10,335             (457)         (33,143)
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

            0                0              0             0               0              0                0                0
    1,058,361          105,848      1,030,399       279,637          14,533        194,438          405,745          113,667
    5,763,442        1,335,550      7,252,782     1,436,294         225,814      1,541,575        1,971,625        1,261,164
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

    6,821,803        1,441,398      8,283,181     1,715,931         240,347      1,736,013        2,377,370        1,374,831
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

  $ 6,467,530       $1,355,630    $ 7,916,893    $1,646,190      $  229,906     $1,746,348      $ 2,376,913       $1,341,688
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                JANUS ASPEN                                          FTVIP FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH                     GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -        VP     SECURITIES FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND      CLASS 2
                                               ------------- ------------- ------------- ---------- -----------------
ASSETS
  Investment in the portfolios, at fair value.  $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ----------    ----------    ----------   ----------    ----------
  Net Assets..................................  $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ==========    ==========    ==========   ==========    ==========

NET ASSETS, representing:
  Accumulation units..........................  $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ----------    ----------    ----------   ----------    ----------
                                                $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ==========    ==========    ==========   ==========    ==========

  Units outstanding...........................   2,205,642       743,917     2,769,025      903,877     1,310,827
                                                ==========    ==========    ==========   ==========    ==========

  Portfolio shares held.......................     199,596        63,469       183,108      308,975       126,833
  Portfolio net asset value per share.........  $    42.02    $    28.74    $    39.07   $     8.45    $    27.16
  Investment in portfolio shares, at cost.....  $6,579,622    $1,122,973    $4,382,458   $2,047,110    $2,659,075

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                JANUS ASPEN                                          FTVIP FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH                     GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -        VP     SECURITIES FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND      CLASS 2
                                               ------------- ------------- ------------- ---------- -----------------
                                                01/01/2013    01/01/2013    01/01/2013   01/01/2013    01/01/2013
                                                    TO            TO            TO           TO            TO
                                                12/31/2013    12/31/2013    12/31/2013   12/31/2013    12/31/2013
                                               ------------- ------------- ------------- ---------- -----------------
INVESTMENT INCOME
  Dividend income.............................  $  260,796    $    5,568    $   15,276   $   41,746    $        0
                                                ----------    ----------    ----------   ----------    ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and
   for administration.........................     115,150        24,147        90,815       35,584        42,789
                                                ----------    ----------    ----------   ----------    ----------

NET INVESTMENT INCOME (LOSS)..................     145,646       (18,579)      (75,539)       6,162       (42,789)
                                                ----------    ----------    ----------   ----------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0         4,150        48,389            0       198,565
  Realized gain (loss) on shares redeemed.....     248,842        88,943       311,670       78,519        45,525
  Net change in unrealized gain (loss)
   on investments.............................     640,322       382,948     1,679,985      576,005       745,862
                                                ----------    ----------    ----------   ----------    ----------

NET GAIN (LOSS) ON INVESTMENTS................     889,164       476,041     2,040,044      654,524       989,952
                                                ----------    ----------    ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................  $1,034,810    $  457,462    $1,964,505   $  660,686    $  947,163
                                                ==========    ==========    ==========   ==========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL SP
                            ALLIANCEBERNSTEIN  PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                    LARGE CAP       SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B       PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- ---------------
  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------
  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========

  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------
  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========

   1,916,565     1,528,138       730,835        3,976,807        307,824         3,313,145     1,570,179      1,220,191
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========

     215,073       172,529        16,158          559,987         13,381           857,129       408,882        279,471
  $    20.69    $    13.48      $  41.62      $     18.83       $  33.74        $    10.83    $     6.30     $     7.95
  $2,931,210    $1,941,461      $482,508      $ 6,993,042       $276,394        $6,204,906    $2,533,693     $2,256,432

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL SP
                            ALLIANCEBERNSTEIN  PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                    LARGE CAP       SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B       PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- ---------------
  01/01/2013    01/01/2013     01/01/2013      01/01/2013      01/01/2013       01/01/2013    01/01/2013     01/01/2013
      TO            TO             TO              TO              TO               TO            TO             TO
  12/31/2013    12/31/2013     12/31/2013      12/31/2013      12/31/2013       12/31/2013    12/31/2013     12/31/2013
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- ---------------
  $        0    $   18,509      $      0      $         0       $  2,677        $        0    $        0     $        0
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

      58,510        31,603         7,812          152,315          6,466           138,169        39,853         35,307
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

     (58,510)      (13,094)       (7,812)        (152,315)        (3,789)         (138,169)      (39,853)       (35,307)
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

           0       156,532             0                0              0                 0             0              0
     163,492        63,545        17,254          436,282         15,571           365,388       (55,714)       (83,348)
     930,064       413,009       162,443        2,681,351         89,965         1,858,230       496,220        495,159
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

   1,093,556       633,086       179,697        3,117,633        105,536         2,223,618       440,506        411,811
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

  $1,035,046    $  619,992      $171,885      $ 2,965,318       $101,747        $2,085,449    $  400,653     $  376,504
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST         AST SCHRODERS                 AST J.P. MORGAN
                                          GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                            LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                         VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                         --------------- ----------------- ------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at
   fair value...........................   $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           -----------     ------------     -----------   ------------     -----------
  Net Assets............................   $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           ===========     ============     ===========   ============     ===========

NET ASSETS, representing:
  Accumulation units....................   $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           -----------     ------------     -----------   ------------     -----------
                                           $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           ===========     ============     ===========   ============     ===========

  Units outstanding.....................     1,473,551       15,988,008       1,426,594     13,920,320       1,020,592
                                           ===========     ============     ===========   ============     ===========

  Portfolio shares held.................       928,617       12,758,272       2,663,674     11,120,566       1,210,710
  Portfolio net asset value per share...   $     23.53     $      15.81     $      7.57   $      15.60     $     12.83
  Investment in portfolio shares,
   at cost..............................   $15,715,582     $170,944,946     $18,703,768   $147,883,029     $11,265,804

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST         AST SCHRODERS                 AST J.P. MORGAN
                                          GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                            LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                         VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                         --------------- ----------------- ------------- --------------- ---------------
                                           01/01/2013       01/01/2013      01/01/2013     01/01/2013      01/01/2013
                                               TO               TO              TO             TO              TO
                                           12/31/2013       12/31/2013      12/31/2013     12/31/2013      12/31/2013
                                         --------------- ----------------- ------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.......................   $         0     $          0     $         0   $          0     $         0
                                           -----------     ------------     -----------   ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration..........       298,048        3,090,696         342,470      2,658,596         260,391
                                           -----------     ------------     -----------   ------------     -----------

NET INVESTMENT INCOME (LOSS)............      (298,048)      (3,090,696)       (342,470)    (2,658,596)       (260,391)
                                           -----------     ------------     -----------   ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received..             0                0               0              0               0
  Realized gain (loss) on shares
   redeemed.............................       752,607        2,368,659         613,831      2,191,097       1,168,103
  Net change in unrealized gain (loss)
   on investments.......................     4,512,689       22,209,455        (153,598)    14,665,102       3,377,850
                                           -----------     ------------     -----------   ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS..........................     5,265,296       24,578,114         460,233     16,856,199       4,545,953
                                           -----------     ------------     -----------   ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........................   $ 4,967,248     $ 21,487,418     $   117,763   $ 14,197,603     $ 4,285,562
                                           ===========     ============     ===========   ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                                  AST GOLDMAN
                AST FEDERATED                                        SACHS         AST GOLDMAN
AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
  PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
-------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 -----------     -----------      -----------     -----------     -----------      -----------      -----------
 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 -----------     -----------      -----------     -----------     -----------      -----------      -----------
 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

   1,970,933       1,194,383          796,298         737,739       1,358,734        1,871,453        1,822,993
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

   3,144,912       1,453,896          731,425         590,590         514,184        4,574,450        1,348,842
 $      8.21     $     13.56      $     17.77     $     20.50     $     40.66      $      6.94      $     19.86

 $23,459,980     $13,855,693      $ 9,325,868     $ 8,459,959     $15,102,376      $24,294,849      $20,531,343


                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                                  AST GOLDMAN
                AST FEDERATED                                        SACHS         AST GOLDMAN
AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
  PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
-------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  01/01/2013      01/01/2013      01/01/2013      01/01/2013       01/01/2013       01/01/2013      01/01/2013
      TO              TO              TO              TO               TO               TO              TO
  12/31/2013      12/31/2013      12/31/2013      12/31/2013       12/31/2013       12/31/2013      12/31/2013
-------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
 $         0     $         0      $         0     $         0     $         0      $         0      $         0
 -----------     -----------      -----------     -----------     -----------      -----------      -----------



     392,804         285,016          200,919         187,405         306,493          456,552          307,472
 -----------     -----------      -----------     -----------     -----------      -----------      -----------
    (392,804)       (285,016)        (200,919)       (187,405)       (306,493)        (456,552)        (307,472)
 -----------     -----------      -----------     -----------     -----------      -----------      -----------

           0               0                0               0               0                0                0

     352,138         862,235          618,787         692,151         850,121          828,726          673,220

   1,278,022       4,951,263        2,570,168       2,632,774       4,023,859        6,670,050        5,875,673
 -----------     -----------      -----------     -----------     -----------      -----------      -----------


   1,630,160       5,813,498        3,188,955       3,324,925       4,873,980        7,498,776        6,548,893
 -----------     -----------      -----------     -----------     -----------      -----------      -----------



 $ 1,237,356     $ 5,528,482      $ 2,988,036     $ 3,137,520     $ 4,567,487      $ 7,042,224      $ 6,241,421
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

----------------

AST LORD ABBETT
   CORE FIXED
INCOME PORTFOLIO
----------------
  $37,729,246
  -----------
  $37,729,246
  ===========

  $37,729,246
  -----------
  $37,729,246
  ===========

    3,207,037
  ===========

    3,347,759
  $     11.27

  $37,513,999



----------------

AST LORD ABBETT
   CORE FIXED
INCOME PORTFOLIO
----------------
   01/01/2013
       TO
   12/31/2013
----------------
  $         0
  -----------



      632,980
  -----------
     (632,980)
  -----------

            0

      136,672

     (977,190)
  -----------


     (840,518)
  -----------



  $(1,473,498)
  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST                                        AST NEUBERGER
                                          LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                            LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                         GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                         ---------------- -------------- ---------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at
   fair value...........................   $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           -----------     -----------     -----------     -----------    -----------
  Net Assets............................   $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           ===========     ===========     ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units....................   $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           -----------     -----------     -----------     -----------    -----------
                                           $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           ===========     ===========     ===========     ===========    ===========

  Units outstanding.....................     2,198,980         919,617       1,419,936       1,439,394      1,729,316
                                           ===========     ===========     ===========     ===========    ===========

  Portfolio shares held.................     1,194,305         974,813         738,131       1,019,585      1,739,178
  Portfolio net asset value per share...   $     29.18     $     15.27     $     32.37     $     24.07    $     10.35
  Investment in portfolio shares,
   at cost..............................   $24,563,100     $10,417,804     $17,445,919     $17,156,960    $18,381,056

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST                                        AST NEUBERGER
                                          LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                            LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                         GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                         ---------------- -------------- ---------------- ------------- ----------------
                                            01/01/2013      01/01/2013      01/01/2013     01/01/2013      01/01/2013
                                                TO              TO              TO             TO              TO
                                            12/31/2013      12/31/2013      12/31/2013     12/31/2013      12/31/2013
                                         ---------------- -------------- ---------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.......................   $         0     $         0     $         0     $         0    $         0
                                           -----------     -----------     -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration..........       534,455         216,653         348,010         347,239        325,084
                                           -----------     -----------     -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)............      (534,455)       (216,653)       (348,010)       (347,239)      (325,084)
                                           -----------     -----------     -----------     -----------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received..             0               0               0               0              0
  Realized gain (loss) on shares
   redeemed.............................     1,691,427         585,552         950,826       1,207,100        (88,302)
  Net change in unrealized gain (loss)
   on investments.......................     8,217,224       3,438,459       4,995,017       5,754,599       (354,904)
                                           -----------     -----------     -----------     -----------    -----------

NET GAIN (LOSS) ON
   INVESTMENTS..........................     9,908,651       4,024,011       5,945,843       6,961,699       (443,206)
                                           -----------     -----------     -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........................   $ 9,374,196     $ 3,807,358     $ 5,597,833     $ 6,614,460    $  (768,290)
                                           ===========     ===========     ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------
$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------
$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

  1,935,981        652,161     2,808,837    55,047,148      1,354,256        1,940,967        1,539,635        6,836,421
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

  2,250,893        593,328     1,408,381    33,790,998      1,410,732          951,519        1,515,860        6,549,625
$     12.32    $     18.01   $     22.73  $      22.28    $     15.15      $     25.61      $     10.77      $     11.99

$20,748,031    $ 8,020,811   $28,425,649  $611,488,622    $15,697,647      $19,536,675      $16,700,207      $66,568,982


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
 01/01/2013     01/01/2013   01/01/2013    01/01/2013      01/01/2013       01/01/2013       01/01/2013       01/01/2013
     TO             TO           TO            TO              TO               TO               TO               TO
 12/31/2013     12/31/2013   12/31/2013    12/31/2013      12/31/2013       12/31/2013       12/31/2013       12/31/2013
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$         0    $         0   $         0  $          0    $         0      $         0      $         0      $         0
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------



    403,302        150,373       520,298    10,688,658        294,350          362,330          260,564          931,976
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------

   (403,302)      (150,373)     (520,298)  (10,688,658)      (294,350)        (362,330)        (260,564)        (931,976)
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------

          0              0             0             0              0                0                0                0

  1,262,313        409,303       283,611     5,751,750        670,394          550,579         (210,653)       1,124,556

  5,071,710      2,084,439     3,963,930    96,664,597      3,745,282        2,539,203         (525,095)       9,531,142
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------


  6,334,023      2,493,742     4,247,541   102,416,347      4,415,676        3,089,782         (735,748)      10,655,698
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------

$ 5,930,721    $ 2,343,369   $ 3,727,243  $ 91,727,689    $ 4,121,326      $ 2,727,452      $  (996,312)     $ 9,723,722
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                           AST ACADEMIC                    AST        AST FIRST
                                             AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION     TRUST
                                             GROWTH ASSET     ASSET         ASSET         ASSET        BALANCED
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION      TARGET
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ------------  ------------  ------------  ------------  ------------
  Net Assets................................ $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units........................ $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ------------  ------------  ------------  ------------  ------------
                                             $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ============  ============  ============  ============  ============

  Units outstanding.........................   35,937,225    32,209,040    50,339,495    38,187,058    25,294,272
                                             ============  ============  ============  ============  ============

  Portfolio shares held.....................   35,114,362    31,134,092    48,560,037    36,001,112    27,631,945
  Portfolio net asset value per share....... $      14.01  $      12.57  $      13.80  $      13.16  $      11.74
  Investment in portfolio shares, at cost... $385,749,383  $334,687,975  $540,049,913  $418,893,924  $271,585,393

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                           AST ACADEMIC                    AST        AST FIRST
                                             AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION     TRUST
                                             GROWTH ASSET     ASSET         ASSET         ASSET        BALANCED
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION      TARGET
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ------------  ------------  ------------  ------------  ------------
                                              01/01/2013    01/01/2013    01/01/2013    01/01/2013    01/01/2013
                                                  TO            TO            TO            TO            TO
                                              12/31/2013    12/31/2013    12/31/2013    12/31/2013    12/31/2013
                                             ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income........................... $          0  $          0  $          0  $          0  $          0
                                             ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    7,120,159     6,539,111    10,010,512     7,639,222     4,770,297
                                             ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................   (7,120,159)   (6,539,111)  (10,010,512)   (7,639,222)   (4,770,297)
                                             ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.................................    5,584,269     6,048,476     8,689,343     4,893,458     2,332,439
  Net change in unrealized gain (loss)
   on investments...........................   79,579,544    28,289,361    89,512,333    35,190,164    37,476,414
                                             ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............   85,163,813    34,337,837    98,201,676    40,083,622    39,808,853
                                             ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ 78,043,654  $ 27,798,726  $ 88,191,164  $ 32,444,400  $ 35,038,556
                                             ============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   23,646,310     40,149,079    3,039,941    1,860,530    1,115,396     21,554,652      729,156      1,395,954
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   25,853,140     38,715,058    2,604,192   17,661,148      647,863     19,731,685      490,021      1,245,834
 $      11.96   $      14.08  $     20.61  $      1.00  $     30.63   $      12.29   $    18.35    $     14.12
 $258,562,126   $447,162,326  $36,313,692  $17,661,148  $14,290,906   $239,302,702   $7,315,401    $13,921,761

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
  01/01/2013     01/01/2013   01/01/2013    01/01/2013   01/01/2013    01/01/2013    01/01/2013    01/01/2013
      TO             TO           TO            TO           TO            TO            TO            TO
  12/31/2013     12/31/2013   12/31/2013    12/31/2013   12/31/2013    12/31/2013    12/31/2013    12/31/2013
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $          0   $          0  $         0  $         0  $         0   $          0   $        0    $         0
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

    4,413,517      7,637,609      768,137      302,825      286,035      4,096,261      138,194        242,163
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   (4,413,517)    (7,637,609)    (768,137)    (302,825)    (286,035)    (4,096,261)    (138,194)      (242,163)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

            0              0            0            0            0              0            0              0
    3,858,206      3,542,645    2,345,813            0      844,672        805,216      200,371        310,553
   37,720,015     67,644,863   14,164,820            0    4,141,780     (5,685,141)   1,205,870      2,412,006
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   41,578,221     71,187,508   16,510,633            0    4,986,452     (4,879,925)   1,406,241      2,722,559
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

 $ 37,164,704   $ 63,549,899  $15,742,496  $  (302,825) $ 4,700,417   $ (8,976,186)  $1,268,047    $ 2,480,396
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------
                                                 NVIT     AST INVESTMENT   AST WESTERN
                                              DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                             MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                             ------------ -------------- --------------- -------------- --------------
ASSETS
  Investment in the portfolios, at
   fair value...............................   $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               --------    -----------     -----------    -----------     ----------
  Net Assets................................   $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               ========    ===========     ===========    ===========     ==========

NET ASSETS, representing:
  Accumulation units........................   $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               --------    -----------     -----------    -----------     ----------
                                               $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               ========    ===========     ===========    ===========     ==========

  Units outstanding.........................     46,761      3,597,565       4,455,818      1,882,925        158,569
                                               ========    ===========     ===========    ===========     ==========

  Portfolio shares held.....................    110,819      7,158,498       4,742,908      1,803,337        187,430
  Portfolio net asset value per share.......   $   6.24    $      6.39     $     10.56    $     12.02     $     9.85
  Investment in portfolio shares, at cost...   $836,608    $45,456,857     $50,216,589    $21,372,169     $1,892,516

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------
                                                 NVIT     AST INVESTMENT   AST WESTERN
                                              DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                             MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                             ------------ -------------- --------------- -------------- --------------
                                              01/01/2013    01/01/2013     01/01/2013      01/01/2013     01/01/2013
                                                  TO            TO             TO              TO             TO
                                              12/31/2013    12/31/2013     12/31/2013      12/31/2013     12/31/2013
                                             ------------ -------------- --------------- -------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $  5,525    $         0     $         0    $         0     $        0
                                               --------    -----------     -----------    -----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      9,565      1,591,578         848,345        509,023         46,192
                                               --------    -----------     -----------    -----------     ----------

NET INVESTMENT INCOME (LOSS)................     (4,040)    (1,591,578)       (848,345)      (509,023)       (46,192)
                                               --------    -----------     -----------    -----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......          0              0               0              0              0
  Realized gain (loss) on shares
   redeemed.................................    (87,079)     3,890,220         (55,128)       345,160        (46,769)
  Net change in unrealized gain (loss)
   on investments...........................     75,349     (4,557,529)       (750,153)      (932,637)       (42,526)
                                               --------    -----------     -----------    -----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............    (11,730)      (667,309)       (805,281)      (587,477)       (89,295)
                                               --------    -----------     -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $(15,770)   $(2,258,887)    $(1,653,626)   $(1,096,500)    $ (135,487)
                                               ========    ===========     ===========    ===========     ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
==========      ===========      ===========    ============   ============   ============    ============     ============

$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
==========      ===========      ===========    ============   ============   ============    ============     ============

   613,744        2,763,267        1,579,151      18,973,941     25,217,742     12,110,019      14,492,570       13,957,675
==========      ===========      ===========    ============   ============   ============    ============     ============

   844,313        3,210,685        1,668,767      18,457,012     27,024,064     12,836,963      14,969,936       14,935,498
$     9.84      $      8.97      $     16.81    $      14.00   $      11.49   $      12.57    $      11.63     $      12.59
$7,425,712      $27,549,490      $19,263,908    $209,869,482   $270,001,883   $133,855,029    $154,388,305     $154,036,567

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
01/01/2013       01/01/2013      01/01/2013      01/01/2013     01/01/2013     01/01/2013      01/01/2013       01/01/2013
    TO               TO              TO              TO             TO             TO              TO               TO
12/31/2013       12/31/2013      12/31/2013      12/31/2013     12/31/2013     12/31/2013      12/31/2013       12/31/2013
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$        0      $         0      $         0    $          0   $          0   $          0    $          0     $          0
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   135,962          449,778          409,270       3,656,860      4,392,593      2,247,596       2,497,869        2,589,910
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

  (135,962)        (449,778)        (409,270)     (3,656,860)    (4,392,593)    (2,247,596)     (2,497,869)      (2,589,910)
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

         0                0                0               0              0              0               0                0
   314,744          (20,396)       1,342,601       2,762,692      1,943,516      1,376,566       1,560,481        1,830,552
   (91,923)        (205,550)       6,577,506      34,133,496     30,323,013     19,425,025      12,828,056       25,405,185
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   222,821         (225,946)       7,920,107      36,896,188     32,266,529     20,801,591      14,388,537       27,235,737
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

$   86,859      $  (675,724)     $ 7,510,837    $ 33,239,328   $ 27,873,936   $ 18,553,995    $ 11,890,668     $ 24,645,827
==========      ===========      ===========    ============   ============   ============    ============     ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.  $388,263     $220,790     $409,244   $399,481    $255,247
                                                --------     --------     --------   --------    --------
  Net Assets..................................  $388,263     $220,790     $409,244   $399,481    $255,247
                                                ========     ========     ========   ========    ========

NET ASSETS, representing:
  Accumulation units..........................  $388,263     $220,790     $409,244   $399,481    $255,247
                                                --------     --------     --------   --------    --------
                                                $388,263     $220,790     $409,244   $399,481    $255,247
                                                ========     ========     ========   ========    ========

  Units outstanding...........................    20,737       14,254       46,130     23,220      18,665
                                                ========     ========     ========   ========    ========

  Portfolio shares held.......................     6,800        4,316       14,626      7,725       4,458
  Portfolio net asset value per share.........  $  57.10     $  51.16     $  27.98   $  51.71    $  57.26
  Investment in portfolio shares, at cost.....  $217,488     $139,604     $261,090   $236,904    $156,629

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
                                               01/01/2013   01/01/2013   01/01/2013 01/01/2013  01/01/2013
                                                   TO           TO           TO         TO          TO
                                               12/31/2013   12/31/2013   12/31/2013 12/31/2013  12/31/2013
                                               ---------- -------------- ---------- ----------- -----------
INVESTMENT INCOME
  Dividend income.............................  $    981     $  2,668     $  2,095   $  1,513    $  1,732
                                                --------     --------     --------   --------    --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and
   for administration.........................     5,652        4,622        7,339      6,405       4,691
                                                --------     --------     --------   --------    --------

NET INVESTMENT INCOME (LOSS)..................    (4,671)      (1,954)      (5,244)    (4,892)     (2,959)
                                                --------     --------     --------   --------    --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........     1,112            0            0          0           0
  Realized gain (loss) on shares redeemed.....    45,531       55,412       70,592     61,008      58,663
  Net change in unrealized gain (loss)
   on investments.............................    77,842       18,758       60,686     77,435      37,845
                                                --------     --------     --------   --------    --------

NET GAIN (LOSS) ON INVESTMENTS................   124,485       74,170      131,278    138,443      96,508
                                                --------     --------     --------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................  $119,814     $ 72,216     $126,034   $133,551    $ 93,549
                                                ========     ========     ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
---------- ---------- ----------- ---------- ---------- ------------------ ---------- ----------
 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 -------    -------    --------    -------    -------        --------       --------   -------
 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 =======    =======    ========    =======    =======        ========       ========   =======

 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 -------    -------    --------    -------    -------        --------       --------   -------
 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 =======    =======    ========    =======    =======        ========       ========   =======

   6,011      3,842      14,357      5,388      1,026          15,616         17,553     3,468
 =======    =======    ========    =======    =======        ========       ========   =======

   1,797      1,407       2,825      2,011        369          19,863          5,235       948
 $ 50.03    $ 38.26    $  51.03    $ 43.02    $ 41.78        $   8.77       $  35.08   $ 50.75
 $61,403    $32,812    $124,394    $70,773    $ 8,764        $148,852       $157,962   $35,181


                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
---------- ---------- ----------- ---------- ---------- ------------------ ---------- ----------
01/01/2013 01/01/2013 01/01/2013  01/01/2013 01/01/2013     01/01/2013     01/01/2013 01/01/2013
    TO         TO         TO          TO         TO             TO             TO         TO
12/31/2013 12/31/2013 12/31/2013  12/31/2013 12/31/2013     12/31/2013     12/31/2013 12/31/2013
---------- ---------- ----------- ---------- ---------- ------------------ ---------- ----------

 $     0    $   228    $  1,994    $     0    $    44        $  7,582       $  5,991   $   190
 -------    -------    --------    -------    -------        --------       --------   -------


   1,770        998       2,206        695        298           3,838          3,525       791
 -------    -------    --------    -------    -------        --------       --------   -------

  (1,770)      (770)       (212)      (695)      (254)          3,744          2,466      (601)
 -------    -------    --------    -------    -------        --------       --------   -------

       0          0           0      2,094          0          11,477              0         0
  17,585     11,348       5,171      2,347      4,279          16,444         12,853     4,946
  13,069      7,229      (6,614)    11,025      2,153         (10,214)         8,706     7,935
 -------    -------    --------    -------    -------        --------       --------   -------

  30,654     18,577      (1,443)    15,466      6,432          17,707         21,559    12,881
 -------    -------    --------    -------    -------        --------       --------   -------

 $28,884    $17,807    $ (1,655)   $14,771    $ 6,178        $ 21,451       $ 24,025   $12,280
 =======    =======    ========    =======    =======        ========       ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                          SUBACCOUNTS
                                               ----------------------------------------------------------------
                                                                            AST          AST
                                                                          JENNISON     JENNISON
                                               PROFUND VP                LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND      VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020 PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- ----------  -----------  --------------
ASSETS
  Investment in the portfolios, at fair value.  $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                -------     ----------   ----------  -----------   -----------
  Net Assets..................................  $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                =======     ==========   ==========  ===========   ===========

NET ASSETS, representing:
  Accumulation units..........................  $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                -------     ----------   ----------  -----------   -----------
                                                $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                =======     ==========   ==========  ===========   ===========

  Units outstanding...........................    6,313        380,207      694,120      878,717     1,176,979
                                                =======     ==========   ==========  ===========   ===========

  Portfolio shares held.......................    2,091        723,965      592,834      743,846     1,121,542
  Portfolio net asset value per share.........  $ 35.13     $     6.17   $    16.56  $     19.15   $     11.90
  Investment in portfolio shares, at cost.....  $47,756     $4,538,149   $7,596,542  $10,224,200   $13,113,871

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                          SUBACCOUNTS
                                               ----------------------------------------------------------------
                                                                            AST          AST
                                                                          JENNISON     JENNISON
                                               PROFUND VP                LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND      VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020 PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- ----------  -----------  --------------
                                               01/01/2013   01/01/2013   01/01/2013   01/01/2013    01/01/2013
                                                   TO           TO           TO           TO            TO
                                               12/31/2013   12/31/2013   12/31/2013   12/31/2013    12/31/2013
                                               ---------- -------------- ----------  -----------  --------------
INVESTMENT INCOME
  Dividend income.............................  $   705     $        0   $        0  $         0   $         0
                                                -------     ----------   ----------  -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and
   for administration.........................    1,188         37,837      134,368      207,206       392,468
                                                -------     ----------   ----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)..................     (483)       (37,837)    (134,368)    (207,206)     (392,468)
                                                -------     ----------   ----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........        0              0            0            0             0
  Realized gain (loss) on shares redeemed.....    7,019        (25,305)     315,860      542,839       457,506
  Net change in unrealized gain (loss)
   on investments.............................   12,858        (66,186)   1,769,724    3,319,379      (743,479)
                                                -------     ----------   ----------  -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................   19,877        (91,491)   2,085,584    3,862,218      (285,973)
                                                -------     ----------   ----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................  $19,394     $ (129,328)  $1,951,216  $ 3,655,012   $  (678,441)
                                                =======     ==========   ==========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO
                ADVANTAGE VT   WELLS FARGO     WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL   ADVANTAGE VT   ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND        EQUITY      OMEGA GROWTH  SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021 FUND - CLASS 1 FUND - CLASS 1 FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- -------------- -------------- --------------- -------------- ---------------- ----------------- --------------
 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 -----------      -------        --------        -------      -----------       --------       ------------       --------
 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 ===========      =======        ========        =======      ===========       ========       ============       ========

 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 -----------      -------        --------        -------      -----------       --------       ------------       --------
 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 ===========      =======        ========        =======      ===========       ========       ============       ========

     732,246        3,230         106,550          4,760        1,150,052         35,927         10,679,775         11,158
 ===========      =======        ========        =======      ===========       ========       ============       ========

     673,038        9,564           9,689          6,095        1,080,676         34,129         10,247,973          6,708
 $     13.01      $  5.48        $  32.78        $ 10.72      $     11.67       $  12.46       $      11.45       $  26.11
 $ 8,807,103      $45,272        $196,166        $45,242      $13,243,836       $397,395       $102,997,136       $111,174


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO
                ADVANTAGE VT   WELLS FARGO     WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL   ADVANTAGE VT   ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND        EQUITY      OMEGA GROWTH  SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021 FUND - CLASS 1 FUND - CLASS 1 FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- -------------- -------------- --------------- -------------- ---------------- ----------------- --------------
  01/01/2013     01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013       01/01/2013       01/01/2013
      TO             TO             TO             TO              TO              TO               TO               TO
  12/31/2013     12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013       12/31/2013       12/31/2013
-------------- -------------- -------------- --------------- -------------- ---------------- ----------------- --------------
 $         0      $ 1,200        $  1,074        $   618      $         0       $      0       $          0       $    715
 -----------      -------        --------        -------      -----------       --------       ------------       --------



     367,038        2,200           5,724          1,084          372,692          2,120          1,679,417          3,013
 -----------      -------        --------        -------      -----------       --------       ------------       --------

    (367,038)      (1,000)         (4,650)          (466)        (372,692)        (2,120)        (1,679,417)        (2,298)
 -----------      -------        --------        -------      -----------       --------       ------------       --------

           0        2,489          22,144              0                0              0                  0              0
   1,029,654       19,581          51,518          1,813          205,197          6,049            763,114         20,672
  (2,044,559)      (2,707)         35,658          6,670       (1,835,272)        23,479          9,898,160         27,537
 -----------      -------        --------        -------      -----------       --------       ------------       --------

  (1,014,905)      19,363         109,320          8,483       (1,630,075)        29,528         10,661,274         48,209
 -----------      -------        --------        -------      -----------       --------       ------------       --------

 $(1,381,943)     $18,363        $104,670        $ 8,017      $(2,002,767)      $ 27,408       $  8,981,857       $ 45,911
 ===========      =======        ========        =======      ===========       ========       ============       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                          ------------------------------------------------------------------------------
                                                                                          AST FRANKLIN        AST NEW
                                          AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                            CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                            PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                          -------------- -------------- -------------- ------------------ ---------------
ASSETS
  Investment in the portfolios, at fair
   value.................................   $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ----------     ----------    -----------      ------------      -----------
  Net Assets.............................   $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ==========     ==========    ===========      ============      ===========

NET ASSETS, representing:
  Accumulation units.....................   $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ----------     ----------    -----------      ------------      -----------
                                            $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ==========     ==========    ===========      ============      ===========

  Units outstanding......................      751,047        588,050      3,733,052        21,361,537        3,287,594
                                            ==========     ==========    ===========      ============      ===========

  Portfolio shares held..................      728,607        566,754      3,576,589        20,765,739        3,219,884
  Portfolio net asset value per share....   $    10.56     $    10.29    $      9.51      $      13.53      $     12.26
  Investment in portfolio shares,
   at cost...............................   $7,699,103     $5,857,453    $35,017,028      $224,821,224      $33,785,611

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                          ------------------------------------------------------------------------------
                                                                                          AST FRANKLIN        AST NEW
                                          AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                            CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                            PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                          -------------- -------------- -------------- ------------------ ---------------
                                            01/01/2013     01/01/2013     01/01/2013       01/01/2013       01/01/2013
                                                TO             TO             TO               TO               TO
                                            12/31/2013     12/31/2013     12/31/2013       12/31/2013       12/31/2013
                                          -------------- -------------- -------------- ------------------ ---------------
INVESTMENT INCOME
  Dividend income........................   $        0     $        0    $         0      $          0      $         0
                                            ----------     ----------    -----------      ------------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration...........      110,946         66,172        475,320         4,206,332          514,748
                                            ----------     ----------    -----------      ------------      -----------

NET INVESTMENT INCOME (LOSS).............     (110,946)       (66,172)      (475,320)       (4,206,332)        (514,748)
                                            ----------     ----------    -----------      ------------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received...            0              0              0                 0                0
  Realized gain (loss) on shares
   redeemed..............................       14,283         (1,583)      (927,982)        2,723,691          619,730
  Net change in unrealized gain (loss)
   on investments........................     (183,306)      (105,926)    (1,038,596)       52,339,337        4,854,216
                                            ----------     ----------    -----------      ------------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS...........................     (169,023)      (107,509)    (1,966,578)       55,063,028        5,473,946
                                            ----------     ----------    -----------      ------------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................   $ (279,969)    $ (173,681)   $(2,441,898)     $ 50,856,696      $ 4,959,198
                                            ==========     ==========    ===========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------ -------------
   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------
   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========

   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------
   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========

     11,864         101,261       1,035,240        5,217          162,540         1,383      10,227,971      731,026
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========
     11,610          98,720       1,015,156        5,149          160,177         1,365      10,061,541      722,896
   $   9.60      $    13.80      $     8.91      $ 10.24       $    11.83       $  9.74     $      9.67   $    10.62

   $119,155      $1,219,897      $9,313,298      $52,259       $1,749,637       $12,681     $96,550,799   $7,341,729


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------ -------------
  01/01/2013     01/01/2013     01/02/2013*    02/25/2013*     02/25/2013*    02/25/2013*   02/25/2013*   04/29/2013*
      TO             TO              TO             TO             TO              TO            TO           TO
  12/31/2013     12/31/2013      12/31/2013     12/31/2013     12/31/2013      12/31/2013    12/31/2013   12/31/2013
-------------- --------------- -------------- -------------- --------------- -------------- ------------ -------------

   $      0      $        0      $        0      $     0       $        0       $     0     $         0   $        0
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

      1,317           9,730         105,731          208           11,171            75         463,989       41,833
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

     (1,317)         (9,730)       (105,731)        (208)         (11,171)          (75)       (463,989)     (41,833)
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

          0               0               0            0                0             0               0            0
       (249)         12,759        (250,204)          (5)           3,153             4           3,693       15,329
     (8,278)        142,201        (268,258)         465          145,263           612         744,306      335,429
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

     (8,527)        154,960        (518,462)         460          148,416           616         747,999      350,758
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

   $ (9,844)     $  145,230      $ (624,193)     $   252       $  137,245       $   541     $   284,010   $  308,925
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                   SUBACCOUNTS
                                                           -----------------------------------------------------------
                                                               AST FRANKLIN           AST
                                                            TEMPLETON FOUNDING  DEFENSIVE ASSET   AST AQR     AST QMA
                                                                FUNDS PLUS        ALLOCATION     LARGE-CAP   LARGE-CAP
                                                                PORTFOLIO          PORTFOLIO     PORTFOLIO   PORTFOLIO
                                                           -------------------- --------------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.............     $21,750,058        $7,549,798     $857,289     $3,472
                                                               -----------        ----------     --------     ------
  Net Assets..............................................     $21,750,058        $7,549,798     $857,289     $3,472
                                                               ===========        ==========     ========     ======

NET ASSETS, representing:
  Accumulation units......................................     $21,750,058        $7,549,798     $857,289     $3,472
                                                               -----------        ----------     --------     ------
                                                               $21,750,058        $7,549,798     $857,289     $3,472
                                                               ===========        ==========     ========     ======

  Units outstanding.......................................       2,010,639           779,127       73,551        297
                                                               ===========        ==========     ========     ======

  Portfolio shares held...................................       1,988,122           770,388       72,837        294
  Portfolio net asset value per share.....................     $     10.94        $     9.80     $  11.77     $11.81
  Investment in portfolio shares, at cost.................     $20,500,782        $7,425,775     $825,434     $3,028

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                   SUBACCOUNTS
                                                           -----------------------------------------------------------
                                                                                      AST
                                                               AST FRANKLIN     DEFENSIVE ASSET   AST AQR     AST QMA
                                                            TEMPLETON FOUNDING    ALLOCATION     LARGE-CAP   LARGE-CAP
                                                           FUNDS PLUS PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO
                                                           -------------------- --------------- ----------- -----------
                                                               04/29/2013*        04/29/2013*   04/29/2013* 04/29/2013*
                                                                    TO                TO            TO          TO
                                                                12/31/2013        12/31/2013    12/31/2013  12/31/2013
                                                           -------------------- --------------- ----------- -----------
INVESTMENT INCOME
  Dividend income.........................................     $         0        $        0     $      0     $    0
                                                               -----------        ----------     --------     ------

EXPENSES
  Charges to contract owners for assuming mortality risk
   and expense risk and for administration................         126,281            45,980        1,191         16
                                                               -----------        ----------     --------     ------

NET INVESTMENT INCOME (LOSS)..............................        (126,281)          (45,980)      (1,191)       (16)
                                                               -----------        ----------     --------     ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received....................               0                 0            0          0
  Realized gain (loss) on shares redeemed.................          55,093            16,653        5,893          1
  Net change in unrealized gain (loss) on investments.....       1,249,276           124,024       31,855        444
                                                               -----------        ----------     --------     ------

NET GAIN (LOSS) ON INVESTMENTS............................       1,304,369           140,677       37,748        445
                                                               -----------        ----------     --------     ------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................     $ 1,178,088        $   94,697     $ 36,557     $  429
                                                               ===========        ==========     ========     ======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2013   01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2013   12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (208,094) $  (244,781) $   616,036   $   776,897   $  (308,180) $  (174,609)
  Capital gains distributions
   received.............................           0            0      678,509     1,139,718             0            0
  Realized gain (loss) on shares
   redeemed.............................           0            0       91,016       255,645       577,503      (25,831)
  Net change in unrealized gain (loss)
   on investments.......................           0            0   (1,892,458)      121,486     5,696,969    2,600,794
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (208,094)    (244,781)    (506,897)    2,293,746     5,966,292    2,400,354
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     410,663      160,466      114,656       106,299        60,701      177,261
  Annuity Payments......................     (50,713)    (236,935)    (273,336)     (241,759)     (618,851)     (67,725)
  Surrenders, withdrawals and death
   benefits.............................  (2,916,653)  (4,867,505)  (2,502,394)   (2,914,577)   (2,039,218)  (2,303,729)
  Net transfers between other
   subaccounts or fixed rate option.....   1,577,941    1,717,959      279,487      (162,581)     (799,631)    (167,042)
  Other charges.........................      (9,561)     (11,115)      (8,609)      (10,221)      (15,587)     (17,184)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    (988,323)  (3,237,130)  (2,390,196)   (3,222,839)   (3,412,586)  (2,378,419)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (1,196,417)  (3,481,911)  (2,897,093)     (929,093)    2,553,706       21,935

NET ASSETS
  Beginning of period...................  15,400,747   18,882,658   25,549,699    26,478,792    20,375,085   20,353,150
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $14,204,330  $15,400,747  $22,652,606   $25,549,699   $22,928,791  $20,375,085
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  12,368,609   15,081,905   10,432,889    11,804,540     9,808,349   11,025,380
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Units issued..........................   3,662,696    4,076,923      518,837       295,489       221,314      254,562
  Units redeemed........................  (4,264,425)  (6,790,219)  (1,503,715)   (1,667,140)   (1,670,167)  (1,471,593)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................  11,766,880   12,368,609    9,448,011    10,432,889     8,359,496    9,808,349
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  ----------------------
 01/01/2013   01/01/2012     01/01/2013    01/01/2012   01/01/2013   01/01/2012  01/01/2013  01/01/2012
     TO           TO             TO            TO           TO           TO          TO          TO
 12/31/2013   12/31/2012     12/31/2013    12/31/2012   12/31/2013   12/31/2012  12/31/2013  12/31/2012
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
$  (446,986) $  (141,914)   $ 1,026,486   $ 1,169,875  $  (354,273) $    61,141  $  (85,768) $    9,624
          0            0              0             0            0       73,521           0           0
    684,335     (455,486)        26,504       (80,810)   1,058,361      348,859     105,848     (10,604)
  7,995,831    4,147,124        113,048     1,483,484    5,763,442    2,762,567   1,335,550     815,282
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

  8,233,180    3,549,724      1,166,038     2,572,549    6,467,530    3,246,088   1,355,630     814,302
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

    289,308      122,033        379,835       142,922      203,781       95,987      25,982      10,832
 (1,045,118)     (63,221)      (185,256)     (103,176)    (708,046)     (96,699)     (5,637)     (3,155)
 (3,477,690)  (3,408,357)    (2,436,465)   (2,876,057)  (2,677,066)  (3,121,466)   (558,080)   (555,958)
 (1,056,901)    (545,885)       295,649       (91,404)    (736,756)    (678,269)    (70,876)    (52,465)
    (36,406)     (39,526)       (23,289)      (25,837)     (24,457)     (26,136)     (5,645)     (6,446)
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

 (5,326,807)  (3,934,956)    (1,969,526)   (2,953,552)  (3,942,544)  (3,826,583)   (614,256)   (607,192)
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

  2,906,373     (385,232)      (803,488)     (381,003)   2,524,986     (580,495)    741,374     207,110

 28,401,782   28,787,014     21,224,146    21,605,149   23,537,089   24,117,584   5,575,078   5,367,968
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
$31,308,155  $28,401,782    $20,420,658   $21,224,146  $26,062,075  $23,537,089  $6,316,452  $5,575,078
===========  ===========    ===========   ===========  ===========  ===========  ==========  ==========

 12,843,377   14,821,037      5,736,847     6,482,108   12,163,692   14,344,274   3,127,004   3,495,084
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
    441,790      350,567        312,207       274,094      813,708      932,935      62,022      44,103
 (2,581,714)  (2,328,227)      (839,773)   (1,019,355)  (2,701,120)  (3,113,517)   (355,521)   (412,183)
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
 10,703,453   12,843,377      5,209,281     5,736,847   10,276,280   12,163,692   2,833,505   3,127,004
===========  ===========    ===========   ===========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2013   01/01/2012  01/01/2013    01/01/2012   01/01/2013  01/01/2012
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2013   12/31/2012  12/31/2013    12/31/2012   12/31/2013  12/31/2012
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (366,288) $  (317,078) $  (69,741)   $  (35,180)  $  (10,441) $   (2,031)
  Capital gains distributions
   received.............................           0            0           0       228,962            0           0
  Realized gain (loss) on shares
   redeemed.............................   1,030,399      592,328     279,637        64,391       14,533      (2,769)
  Net change in unrealized gain (loss)
   on investments.......................   7,252,782    3,102,356   1,436,294       349,869      225,814     277,759
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   7,916,893    3,377,606   1,646,190       608,042      229,906     272,959
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      88,894       88,956      11,121        20,985          367       5,674
  Annuity Payments......................     (84,465)     (53,740)    (10,601)       (6,444)           0     (18,270)
  Surrenders, withdrawals and death
   benefits.............................  (2,610,107)  (2,661,043)   (707,194)     (479,516)    (146,811)   (119,315)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (420,659)    (615,752)        970      (181,263)     117,959      42,640
  Other charges.........................     (21,051)     (23,464)     (1,926)       (2,089)        (548)       (666)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,047,388)  (3,265,043)   (707,630)     (648,327)     (29,033)    (89,937)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,869,505      112,563     938,560       (40,285)     200,873     183,022

NET ASSETS
  Beginning of period...................  23,688,274   23,575,711   4,435,232     4,475,517    1,837,735   1,654,713
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $28,557,779  $23,688,274  $5,373,792    $4,435,232   $2,038,608  $1,837,735
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  11,490,600   13,278,906   1,447,624     1,671,770    1,239,510   1,305,399
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Units issued..........................     253,267      214,953     111,167        26,178       90,159      52,117
  Units redeemed........................  (1,567,405)  (2,003,259)   (296,048)     (250,324)    (107,197)   (118,006)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................  10,176,462   11,490,600   1,262,743     1,447,624    1,222,472   1,239,510
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
 T. ROWE PRICE EQUITY     INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
   INCOME PORTFOLIO                 FUND                    SHARES                     SHARES
----------------------    ------------------------  ------------------------  ------------------------
01/01/2013  01/01/2012     01/01/2013   01/01/2012  01/01/2013   01/01/2012    01/01/2013   01/01/2012
    TO          TO             TO           TO          TO           TO            TO           TO
12/31/2013  12/31/2012     12/31/2013   12/31/2012  12/31/2013   12/31/2012    12/31/2013   12/31/2012
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
$   10,335  $   48,551    $      (457) $   (40,311) $  (33,143)  $  (44,405)  $   145,646  $   (61,045)
         0           0              0            0           0       89,288             0      915,648
   194,438      78,505        405,745      204,223     113,667       (6,820)      248,842      203,028
 1,541,575     819,802      1,971,625      912,898   1,261,164      780,632       640,322      (74,237)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

 1,746,348     946,858      2,376,913    1,076,810   1,341,688      818,695     1,034,810      983,394
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

     6,634      25,123             90       44,673           0       23,957        12,871       31,217
         0     (54,013)        (1,375)     (59,838)          0      (29,760)      (11,075)     (35,472)
  (597,082)   (564,744)    (1,047,871)    (842,804)   (482,211)    (591,771)   (1,086,454)  (1,019,800)
     7,272    (292,536)       (70,656)    (214,413)   (264,907)    (109,787)     (115,982)    (134,416)
    (2,473)     (2,801)        (4,169)      (4,835)     (2,630)      (3,086)       (3,362)      (4,069)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

  (585,649)   (888,971)    (1,123,981)  (1,077,217)   (749,748)    (710,447)   (1,204,002)  (1,162,540)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

 1,160,699      57,887      1,252,932         (407)    591,940      108,248      (169,192)    (179,146)

 6,444,866   6,386,979      9,074,698    9,075,105   5,085,360    4,977,112     8,556,231    8,735,377
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
$7,605,565  $6,444,866    $10,327,630  $ 9,074,698  $5,677,300   $5,085,360   $ 8,387,039  $ 8,556,231
==========  ==========    ===========  ===========  ==========   ==========   ===========  ===========

 2,698,038   3,092,160      4,530,883    5,089,195   2,872,755    3,289,365     2,538,273    2,903,952
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
    67,642      51,954         97,867       71,550      39,070       27,405        82,573      126,827
  (275,292)   (446,076)      (582,638)    (629,862)   (419,834)    (444,015)     (415,204)    (492,506)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
 2,490,388   2,698,038      4,046,112    4,530,883   2,491,991    2,872,755     2,205,642    2,538,273
==========  ==========    ===========  ===========  ==========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -            VP
                                              INITIAL CLASS            INITIAL CLASS            VALUE FUND
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2013   01/01/2012  01/01/2013  01/01/2012  01/01/2013  01/01/2012
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2013   12/31/2012  12/31/2013  12/31/2012  12/31/2013  12/31/2012
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (18,579)  $   (9,985) $  (75,539) $  (83,026) $    6,162  $   12,388
  Capital gains distributions
   received.............................      4,150            0      48,389           0           0           0
  Realized gain (loss) on shares
   redeemed.............................     88,943       45,260     311,670     129,543      78,519     (25,601)
  Net change in unrealized gain (loss)
   on investments.......................    382,948      206,058   1,679,985     834,252     576,005     303,551
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    457,462      241,333   1,964,505     880,769     660,686     290,338
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      5,404          497       3,261      25,288         901       1,346
  Annuity Payments......................          0      (38,028)          0     (26,097)          0      (9,957)
  Surrenders, withdrawals and death
   benefits.............................   (172,978)    (165,889)   (758,758)   (651,393)   (438,010)   (254,891)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (66,508)     (44,870)     50,096    (117,948)     70,368    (115,773)
  Other charges.........................       (735)        (857)     (2,837)     (3,231)       (779)       (902)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (234,817)    (249,147)   (708,238)   (773,381)   (367,520)   (380,177)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    222,645       (7,814)  1,256,267     107,388     293,166     (89,839)

NET ASSETS
  Beginning of period...................  1,601,446    1,609,260   5,897,749   5,790,361   2,317,673   2,407,512
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,824,091   $1,601,446  $7,154,016  $5,897,749  $2,610,839  $2,317,673
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    852,060      990,180   3,081,086   3,507,477   1,041,468   1,221,358
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Units issued..........................     25,513        4,638     122,390      43,936      79,185      23,004
  Units redeemed........................   (133,656)    (142,758)   (434,451)   (470,327)   (216,776)   (202,894)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    743,917      852,060   2,769,025   3,081,086     903,877   1,041,468
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP                                                     ALLIANCEBERNSTEIN
   GROWTH SECURITIES         PRUDENTIAL JENNISON 20/20       DAVIS VALUE         LARGE CAP GROWTH
    FUND - CLASS 2               FOCUS PORTFOLIO              PORTFOLIO          PORTFOLIO CLASS B
---------------------------  ------------------------  ----------------------  --------------------
01/01/2013     01/01/2012    01/01/2013   01/01/2012   01/01/2013  01/01/2012  01/01/2013 01/01/2012
    TO             TO            TO           TO           TO          TO          TO         TO
12/31/2013     12/31/2012    12/31/2013   12/31/2012   12/31/2013  12/31/2012  12/31/2013 12/31/2012
----------     ----------    ----------   ----------   ----------  ----------  ---------- ----------
$  (42,789)    $  (38,481)   $  (58,510)  $  (57,052)  $  (13,094) $    4,823  $  (7,812) $  (6,703)
   198,565        198,220             0      142,038      156,532     128,020          0          0
    45,525          7,673       163,492       82,708       63,545       5,966     17,254      4,568
   745,862         75,483       930,064      204,349      413,009      97,350    162,443     71,759
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   947,163        242,895     1,035,046      372,043      619,992     236,159    171,885     69,624
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

     4,238         12,591         7,781       17,693        1,488      23,037          0          0
    (5,908)        (8,993)      (28,174)     (15,943)           0     (21,283)         0          0
  (209,909)      (225,427)     (283,641)    (394,793)    (282,972)   (234,844)   (42,981)   (71,346)
     7,313         25,705      (295,992)      11,429     (143,174)    (52,766)    86,517     (7,573)
    (1,049)        (1,223)       (1,286)      (1,620)        (585)       (726)       (88)      (123)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (205,315)      (197,347)     (601,312)    (383,234)    (425,243)   (286,582)    43,448    (79,042)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   741,848         45,548       433,734      (11,191)     194,749     (50,423)   215,333     (9,418)

 2,702,927      2,657,379     4,016,134    4,027,325    2,130,939   2,181,362    457,152    466,570
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
$3,444,775     $2,702,927    $4,449,868   $4,016,134   $2,325,688  $2,130,939  $ 672,485  $ 457,152
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

 1,402,007      1,511,453     2,215,043    2,433,178    1,842,533   2,104,144    671,147    785,087
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
    63,237         65,256        22,545       82,183        5,947      38,639    200,576     41,588
  (154,417)      (174,702)     (321,023)    (300,318)    (320,342)   (300,250)  (140,888)  (155,528)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
 1,310,827      1,402,007     1,916,565    2,215,043    1,528,138   1,842,533    730,835    671,147
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2013   01/01/2012  01/01/2013     01/01/2012      01/01/2013     01/01/2012
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2013   12/31/2012  12/31/2013     12/31/2012      12/31/2013     12/31/2012
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (152,315) $  (105,994)  $ (3,789)      $ (5,220)     $  (138,169)   $  (104,785)
  Capital gains distributions
   received.............................           0            0          0          7,934                0        654,025
  Realized gain (loss) on shares
   redeemed.............................     436,282       77,414     15,571         24,779          365,388        319,389
  Net change in unrealized gain (loss)
   on investments.......................   2,681,351    1,310,579     89,965         38,273        1,858,230        445,233
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,965,318    1,281,999    101,747         65,766        2,085,449      1,313,862
                                         -----------  -----------   --------       --------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      53,902       30,033      1,881          3,676           27,601         22,137
  Annuity Payments......................    (146,142)      (8,453)         0              0          (27,063)        (9,411)
  Surrenders, withdrawals and death
   benefits.............................  (1,916,653)  (1,402,415)   (30,552)       (34,276)        (977,919)    (1,502,543)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (296,312)    (379,451)   (10,206)       (68,194)        (283,571)      (490,741)
  Other charges.........................     (25,240)     (26,175)      (627)          (691)         (20,597)       (22,454)
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,610,012)  (1,786,461)   (39,504)       (99,485)      (1,281,549)    (2,003,012)
                                         -----------  -----------   --------       --------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   1,355,306     (504,462)    62,243        (33,719)         803,900       (689,150)

NET ASSETS
  Beginning of period...................   9,189,254    9,693,716    389,239        422,958        8,478,809      9,167,959
                                         -----------  -----------   --------       --------       -----------    -----------
  End of period......................... $10,544,560  $ 9,189,254   $451,482       $389,239      $ 9,282,709    $ 8,478,809
                                         ===========  ===========   ========       ========       ===========    ===========

  Beginning units.......................   4,681,532    5,635,542    354,179        428,077        3,841,916      4,764,169
                                         -----------  -----------   --------       --------       -----------    -----------
  Units issued..........................     135,945      130,535      3,023         22,814           67,670         98,067
  Units redeemed........................    (840,670)  (1,084,545)   (49,378)       (96,712)        (596,441)    (1,020,320)
                                         -----------  -----------   --------       --------       -----------    -----------
  Ending units..........................   3,976,807    4,681,532    307,824        354,179        3,313,145      3,841,916
                                         ===========  ===========   ========       ========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET
   GROWTH PORTFOLIO             VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO WORLD STRATEGIES PORTFOLIO
--------------------------  --------------------------  ------------------------  --------------------------
01/01/2013    01/01/2012    01/01/2013    01/01/2012     01/01/2013   01/01/2012   01/01/2013    01/01/2012
    TO            TO            TO            TO             TO           TO           TO            TO
12/31/2013    12/31/2012    12/31/2013    12/31/2012     12/31/2013   12/31/2012   12/31/2013    12/31/2012
----------    ----------    ----------    ----------    -----------  -----------  ------------  ------------
$  (39,853)   $  (24,672)   $  (35,307)   $   28,035    $  (298,048) $   (70,264) $ (3,090,696) $    404,876
         0             0             0             0              0            0             0             0
   (55,714)     (172,428)      (83,348)     (250,350)       752,607      207,666     2,368,659       649,719
   496,220       695,469       495,159       577,066      4,512,689    1,644,817    22,209,455     9,970,290
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

   400,653       498,369       376,504       354,751      4,967,248    1,782,219    21,487,418    11,024,885
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

    13,537         5,651        10,016         1,400        768,760    2,844,015    18,827,704    37,276,063
   (40,496)       (8,681)            0             0              0            0             0             0
  (269,004)     (366,654)     (315,540)     (644,116)      (384,125)    (284,923)   (2,952,399)   (1,495,720)
  (165,455)     (129,624)     (218,152)       30,184      1,860,210    2,041,671     2,239,648    13,008,868
    (5,617)       (6,366)       (5,249)       (5,568)      (166,213)    (109,002)   (1,716,065)   (1,285,710)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (467,035)     (505,674)     (528,925)     (618,100)     2,078,632    4,491,761    16,398,888    47,503,501
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

   (66,382)       (7,305)     (152,421)     (263,349)     7,045,880    6,273,980    37,886,306    58,528,386

 2,642,339     2,649,644     2,374,218     2,637,567     14,804,482    8,530,502   163,821,978   105,293,592
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
$2,575,957    $2,642,339    $2,221,797    $2,374,218    $21,850,362  $14,804,482  $201,708,284  $163,821,978
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

 1,850,761     2,217,408     1,533,494     1,944,492      1,312,699      906,605    14,548,632    10,204,353
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
    51,468        59,139        15,501       122,797        538,763      993,076     4,423,486     9,652,968
  (332,050)     (425,786)     (328,804)     (533,795)      (377,911)    (586,982)   (2,984,110)   (5,308,689)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
 1,570,179     1,850,761     1,220,191     1,533,494      1,473,551    1,312,699    15,988,008    14,548,632
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                           SUBACCOUNTS
                                         -------------------------------------------------------------------------------
                                                                                                       AST HERNDON
                                             AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC       LARGE-CAP VALUE
                                              REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO           PORTFOLIO
                                         -------------------------  --------------------------  ------------------------
                                                        01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
                                         01/01/2013 TO      TO           TO            TO            TO           TO
                                          12/31/2013    12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
                                         ------------- -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss)..........  $  (342,470) $   (55,904) $ (2,658,596) $   (243,621) $  (260,391) $   (70,782)
  Capital gains distributions
   received.............................            0            0             0             0            0            0
  Realized gain (loss) on shares
   redeemed.............................      613,831      351,957     2,191,097       952,250    1,168,103       80,094
  Net change in unrealized gain (loss)
   on investments.......................     (153,598)   1,237,297    14,665,102     8,423,788    3,377,850      907,248
                                          -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................      117,763    1,533,350    14,197,603     9,132,417    4,285,562      916,560
                                          -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      712,080    4,816,165    23,352,800    44,166,089    1,055,537    5,643,377
  Annuity Payments......................            0            0       (16,040)            0            0            0
  Surrenders, withdrawals and death
   benefits.............................     (568,481)    (249,888)   (3,932,026)   (2,054,688)    (310,874)    (254,233)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    1,241,766    3,291,874    (3,181,789)    8,968,274   (3,047,827)   1,425,213
  Other charges.........................     (169,366)    (116,674)   (1,401,635)     (929,387)    (138,810)     (91,110)
                                          -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    1,215,999    7,741,477    14,821,310    50,150,288   (2,441,974)   6,723,247
                                          -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    1,333,762    9,274,827    29,018,913    59,282,705    1,843,588    7,639,807

NET ASSETS
  Beginning of period...................   18,830,252    9,555,425   144,461,910    85,179,205   13,689,815    6,050,008
                                          -----------  -----------  ------------  ------------  -----------  -----------
  End of period.........................  $20,164,014  $18,830,252  $173,480,823  $144,461,910  $15,533,403  $13,689,815
                                          ===========  ===========  ============  ============  ===========  ===========

  Beginning units.......................    1,350,938      780,293    12,551,418     8,024,460    1,193,778      595,589
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Units issued..........................      587,767    1,081,053     3,373,448     6,923,305      415,189    1,160,030
  Units redeemed........................     (512,111)    (510,408)   (2,004,546)   (2,396,347)    (588,375)    (561,841)
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Ending units..........................    1,426,594    1,350,938    13,920,320    12,551,418    1,020,592    1,193,778
                                          ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                  AST FEDERATED
     AST HIGH YIELD             AGGRESSIVE GROWTH        AST MID-CAP VALUE       AST SMALL-CAP VALUE
        PORTFOLIO                   PORTFOLIO                PORTFOLIO                PORTFOLIO
------------------------    ------------------------  -----------------------  -----------------------
 01/01/2013     01/01/2012   01/01/2013   01/01/2012   01/01/2013  01/01/2012   01/01/2013  01/01/2012
     TO             TO           TO           TO           TO          TO           TO          TO
 12/31/2013     12/31/2012   12/31/2013   12/31/2012   12/31/2013  12/31/2012   12/31/2013  12/31/2012
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
$   392,804)   $   736,594  $  (285,016) $  (212,143) $  (200,919) $ (107,332) $  (187,405) $  (98,617)
          0              0            0            0            0      32,967            0           0
    352,138        198,589      862,235      297,998      618,787     217,403      692,151     186,176

  1,278,022        970,177    4,951,263    1,502,577    2,570,168     959,471    2,632,774     877,635
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

  1,237,356      1,905,360    5,528,482    1,588,432    2,988,036   1,102,509    3,137,520     965,194
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

    793,560      7,074,932      419,679    2,989,729      353,164   1,744,832      303,069   1,777,347
          0              0            0            0            0           0            0           0
   (742,055)      (381,666)    (337,523)    (225,401)    (357,980)   (143,938)    (439,915)   (184,699)
  3,136,203      1,718,258     (296,077)   1,648,669      271,570   1,253,242      348,593     881,883
   (195,845)      (136,094)    (153,634)    (109,089)     (97,589)    (69,515)     (85,801)    (57,402)
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

  2,991,863      8,275,430     (367,555)   4,303,908      169,165   2,784,621      125,946   2,417,129
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

  4,229,219     10,180,790    5,160,927    5,892,340    3,157,201   3,887,130    3,263,466   3,382,323

 21,590,509     11,409,719   14,553,898    8,661,558    9,840,223   5,953,093    8,843,631   5,461,308
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
$25,819,728    $21,590,509  $19,714,825  $14,553,898  $12,997,424  $9,840,223  $12,107,097  $8,843,631
===========    ===========  ===========  ===========  ===========  ==========  ===========  ==========

  1,737,157      1,019,827    1,223,055      859,377      778,074     549,671      726,993     521,742
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
    744,293      1,420,063      504,361    1,165,100      297,498     630,666      292,364     593,744
   (510,517)      (702,733)    (533,033)    (801,422)    (279,274)   (402,263)    (281,618)   (388,493)
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
  1,970,933      1,737,157    1,194,383    1,223,055      796,298     778,074      737,739     726,993
===========    ===========  ===========  ===========  ===========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                             AST GOLDMAN SACHS
                                            CONCENTRATED GROWTH        AST GOLDMAN SACHS        AST LARGE-CAP VALUE
                                                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO          PORTFOLIO
                                         ------------------------  ------------------------  ------------------------
                                          01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                              TO           TO           TO           TO           TO           TO
                                          12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                         -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (306,493) $  (181,798) $  (456,552) $  (288,568) $  (307,472) $   185,440
  Capital gains distributions
   received.............................           0            0            0    1,788,797            0            0
  Realized gain (loss) on shares
   redeemed.............................     850,121      394,306      828,726      288,440      673,220      (56,104)
  Net change in unrealized gain (loss)
   on investments.......................   4,023,859    1,585,979    6,670,050      535,464    5,875,673    1,321,717
                                         -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   4,567,487    1,798,487    7,042,224    2,324,133    6,241,421    1,451,053
                                         -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     783,388    2,952,835    1,102,934    5,508,333      811,794    5,815,943
  Annuity Payments......................           0            0            0            0      (44,987)      (3,162)
  Surrenders, withdrawals and death
   benefits.............................    (619,287)    (168,124)    (760,424)    (292,132)    (901,000)    (364,054)
  Net transfers between other
   subaccounts or fixed rate
   option...............................     420,006    2,431,162    2,835,835    3,006,718    6,092,258      585,699
  Other charges.........................    (153,021)    (105,228)    (234,474)    (145,060)    (186,034)     (87,661)
                                         -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................     431,086    5,110,645    2,943,871    8,077,859    5,772,031    5,946,765
                                         -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,998,573    6,909,132    9,986,095   10,401,992   12,013,452    7,397,818

NET ASSETS
  Beginning of period...................  15,908,158    8,999,026   21,760,590   11,358,598   14,774,555    7,376,737
                                         -----------  -----------  -----------  -----------  -----------  -----------
  End of period......................... $20,906,731  $15,908,158  $31,746,685  $21,760,590  $26,788,007  $14,774,555
                                         ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.......................   1,312,965      872,417    1,659,188    1,007,755    1,417,423      840,825
                                         -----------  -----------  -----------  -----------  -----------  -----------
  Units issued..........................     473,390    1,028,879      800,553    1,401,054      781,530      931,282
  Units redeemed........................    (427,621)    (588,331)    (588,288)    (749,621)    (375,960)    (354,684)
                                         -----------  -----------  -----------  -----------  -----------  -----------
  Ending units..........................   1,358,734    1,312,965    1,871,453    1,659,188    1,822,993    1,417,423
                                         ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
     AST LORD ABBETT            AST LOOMIS SAYLES
    CORE FIXED INCOME           LARGE-CAP GROWTH           AST MFS GROWTH         AST NEUBERGER BERMAN
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2013     01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
     TO             TO           TO           TO           TO           TO           TO           TO
 12/31/2013     12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
$  (632,980)   $  (152,258) $  (534,455) $  (352,155) $  (216,653) $  (134,732) $  (348,010) $  (270,677)
          0        851,791            0            0            0            0            0            0
    136,672        218,595    1,691,427      673,619      585,552      203,666      950,826      384,771
   (977,190)       321,933    8,217,224    1,569,539    3,438,459      890,109    4,995,017    1,045,463
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

 (1,473,498)     1,240,061    9,374,196    1,891,003    3,807,358      959,043    5,597,833    1,159,557
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

  2,004,175     19,015,635      506,000    7,357,094      463,099    2,752,710      404,048    5,440,294
          0              0            0            0            0            0            0            0
 (1,980,886)      (729,647)  (1,772,563)    (804,069)    (266,969)    (123,992)    (842,268)    (314,385)
 (1,642,952)     2,948,375   (2,972,028)   3,500,918      228,449    2,468,415     (581,665)   3,183,156
   (371,886)      (264,759)    (297,527)    (226,628)    (114,154)     (68,163)    (202,060)    (144,182)
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

 (1,991,549)    20,969,604   (4,536,118)   9,827,315      310,425    5,028,970   (1,221,945)   8,164,883
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

 (3,465,047)    22,209,665    4,838,078   11,718,318    4,117,783    5,988,013    4,375,888    9,324,440

 41,194,293     18,984,628   30,011,751   18,293,433   10,767,609    4,779,596   19,517,409   10,192,969
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
$37,729,246    $41,194,293  $34,849,829  $30,011,751  $14,885,392  $10,767,609  $23,893,297  $19,517,409
===========    ===========  ===========  ===========  ===========  ===========  ===========  ===========

  3,352,512      1,575,997    2,543,256    1,718,281      893,995      455,535    1,510,695      862,295
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
  1,212,853      3,018,361      601,878    2,053,244      275,409      754,551      441,933    1,337,855
 (1,358,328)    (1,241,846)    (946,154)  (1,228,269)    (249,787)    (316,091)    (532,692)    (689,455)
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
  3,207,037      3,352,512    2,198,980    2,543,256      919,617      893,995    1,419,936    1,510,695
===========    ===========  ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST T. ROWE PRICE EQUITY
                                          MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO            INCOME PORTFOLIO
                                         ------------------------   ------------------------   ------------------------
                                          01/01/2013    01/01/2012   01/01/2013    01/01/2012   01/01/2013   01/01/2012
                                              TO            TO           TO            TO           TO           TO
                                          12/31/2013    12/31/2012   12/31/2013    12/31/2012   12/31/2013   12/31/2012
                                         -----------   -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (347,239)  $   (99,298) $  (325,084)  $   (70,868) $  (403,302) $  (219,492)
  Capital gains distributions
   received.............................           0             0            0       633,956            0            0
  Realized gain (loss) on shares
   redeemed.............................   1,207,100       227,472      (88,302)       (8,495)   1,262,313      272,418
  Net change in unrealized gain (loss)
   on investments.......................   5,754,599     1,438,918     (354,904)       44,946    5,071,710    1,711,409
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   6,614,460     1,567,092     (768,290)      599,539    5,930,721    1,764,335
                                         -----------   -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     424,456     3,987,737    1,124,165     5,519,364      969,222    8,624,956
  Annuity Payments......................           0             0            0             0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (700,035)     (158,864)  (1,008,604)     (663,167)  (1,211,150)    (310,353)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   2,626,312     1,863,335   (2,485,453)      889,017    1,491,608    3,750,355
  Other charges.........................    (185,746)     (114,489)    (153,116)     (153,241)    (238,656)    (133,663)
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   2,164,987     5,577,719   (2,523,008)    5,591,973    1,011,024   11,931,295
                                         -----------   -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   8,779,447     7,144,811   (3,291,298)    6,191,512    6,941,745   13,695,630

NET ASSETS
  Beginning of period...................  15,761,970     8,617,159   21,291,795    15,100,283   20,789,254    7,093,624
                                         -----------   -----------  -----------   -----------  -----------  -----------
  End of period......................... $24,541,417   $15,761,970  $18,000,497   $21,291,795  $27,730,999  $20,789,254
                                         ===========   ===========  ===========   ===========  ===========  ===========

  Beginning units.......................   1,288,697       816,821    1,960,957     1,418,816    1,858,286      750,360
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Units issued..........................     641,147     1,096,010      581,033     1,616,173      684,723    1,774,359
  Units redeemed........................    (490,450)     (624,134)    (812,674)   (1,074,032)    (607,028)    (666,433)
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,439,394     1,288,697    1,729,316     1,960,957    1,935,981    1,858,286
                                         ===========   ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET     AST MFS GLOBAL EQUITY
       PORTFOLIO              RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO             PORTFOLIO
-----------------------    ------------------------  --------------------------  ------------------------
 01/01/2013    01/01/2012   01/01/2013   01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
     TO            TO           TO           TO           TO            TO            TO           TO
 12/31/2013    12/31/2012   12/31/2013   12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$  (150,373)   $  (53,984) $  (520,298) $  (337,592) $(10,688,658) $ (1,817,234) $  (294,350) $   (69,267)
          0             0            0            0             0     3,244,064            0            0

    409,303       210,908      283,611     (938,086)    5,751,750     3,780,200      670,394      243,678
  2,084,439       534,982    3,963,930    1,295,662    96,664,597    34,237,999    3,745,282    1,903,728
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------



  2,343,369       691,906    3,727,243       19,984    91,727,689    39,445,029    4,121,326    2,078,139
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

    237,521     1,332,704      802,092    6,210,184   119,507,675   214,432,894      846,369    3,825,529
          0             0            0            0       (16,993)      (47,765)           0            0
   (130,910)     (101,406)    (873,227)    (807,838)  (11,187,150)   (6,278,599)    (391,685)    (212,833)
  1,194,219     2,217,682   (1,321,100)   4,381,151     8,249,680    42,569,080    2,201,859    1,392,047
    (78,804)      (45,713)    (272,427)    (219,845)   (6,109,460)   (3,593,349)    (171,794)    (102,160)
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------




  1,222,026     3,403,267   (1,664,662)   9,563,652   110,443,752   247,082,261    2,484,749    4,902,583
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------


  3,565,395     4,095,173    2,062,581    9,583,636   202,171,441   286,527,290    6,606,075    6,980,722

  7,120,449     3,025,276   29,949,908   20,366,272   550,691,991   264,164,701   14,766,508    7,785,786
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$10,685,844    $7,120,449  $32,012,489  $29,949,908  $752,863,432  $550,691,991  $21,372,583  $14,766,508
===========    ==========  ===========  ===========  ============  ============  ===========  ===========

    566,643       293,943    2,964,339    2,023,534    45,661,822    24,391,241    1,168,557      738,448
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
    298,172       625,878    1,108,455    2,695,125    14,322,506    31,324,650      537,532      952,255
   (212,654)     (353,178)  (1,263,957)  (1,754,320)   (4,937,180)  (10,054,069)    (351,833)    (522,146)
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
    652,161       566,643    2,808,837    2,964,339    55,047,148    45,661,822    1,354,256    1,168,557
===========    ==========  ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST JPMORGAN INTERNATIONAL   AST TEMPLETON GLOBAL    AST WELLINGTON MANAGEMENT
                                             EQUITY PORTFOLIO            BOND PORTFOLIO        HEDGED EQUITY PORTFOLIO
                                         ------------------------   ------------------------  ------------------------
                                          01/01/2013    01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                              TO            TO           TO           TO           TO           TO
                                          12/31/2013    12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                         -----------   -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (362,330)  $     4,158  $  (260,564) $   113,393  $  (931,976) $  (406,445)
  Capital gains distributions
   received.............................           0             0            0      251,729            0            0
  Realized gain (loss) on shares
   redeemed.............................     550,579        47,047     (210,653)      31,346    1,124,556      256,583
  Net change in unrealized gain (loss)
   on investments.......................   2,539,203     2,750,619     (525,095)     118,159    9,531,142    2,226,379
                                         -----------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,727,452     2,801,824     (996,312)     514,627    9,723,722    2,076,517
                                         -----------   -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     475,471     2,964,946      414,315    4,433,992   19,999,414   20,838,895
  Annuity Payments......................           0             0            0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (372,783)     (297,787)    (283,138)    (366,680)  (1,442,597)    (804,594)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,979,567     2,387,662     (327,959)   1,803,030   10,791,053    1,630,113
  Other charges.........................    (200,594)     (151,038)    (152,470)    (129,720)    (491,544)    (205,755)
                                         -----------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   1,881,661     4,903,783     (349,252)   5,740,622   28,856,326   21,458,659
                                         -----------   -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,609,113     7,705,607   (1,345,564)   6,255,249   38,580,048   23,535,176

NET ASSETS
  Beginning of period...................  19,759,279    12,053,672   17,671,374   11,416,125   39,949,959   16,414,783
                                         -----------   -----------  -----------  -----------  -----------  -----------
  End of period......................... $24,368,392   $19,759,279  $16,325,810  $17,671,374  $78,530,007  $39,949,959
                                         ===========   ===========  ===========  ===========  ===========  ===========

  Beginning units.......................   1,787,971     1,313,564    1,571,463    1,035,375    4,100,061    1,819,065
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Units issued..........................     666,652     1,468,296      544,718    1,064,529    3,697,762    3,077,000
  Units redeemed........................    (513,656)     (993,889)    (576,546)    (528,441)    (961,402)    (796,004)
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Ending units..........................   1,940,967     1,787,971    1,539,635    1,571,463    6,836,421    4,100,061
                                         ===========   ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET       AST ACADEMIC STRATEGIES       AST BALANCED ASSET        AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO       ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2013      01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2013      12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (7,120,159)   $ (2,740,809) $ (6,539,111) $ (2,483,084) $(10,010,512) $ (3,559,473) $ (7,639,222) $ (2,136,461)
           0               0             0             0             0    13,537,034             0    19,769,310
   5,584,269       4,530,791     6,048,476     3,262,162     8,689,343     5,104,906     4,893,458     1,988,511
  79,579,544      25,645,314    28,289,361    27,729,344    89,512,333    26,157,340    35,190,164     6,895,289
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  78,043,654      27,435,296    27,798,726    28,508,422    88,191,164    41,239,807    32,444,400    26,516,649
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  42,580,874      72,208,643    26,478,926    55,680,594    65,802,454   119,037,626    67,283,941   144,317,246
     (80,101)              0             0             0      (165,999)     (290,287)      (68,786)            0
  (8,944,563)     (5,788,675)  (11,412,141)   (7,387,563)  (18,322,578)  (12,798,215)  (13,583,950)  (10,106,230)
  46,089,890      29,001,937     2,440,739    24,725,926     7,344,424    35,715,392   (35,340,318)    2,449,967
  (3,288,079)     (2,111,004)   (2,723,405)   (2,100,596)   (4,903,289)   (3,503,930)   (3,800,672)   (2,638,158)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  76,358,021      93,310,901    14,784,119    70,918,361    49,755,012   138,160,586    14,490,215   134,022,825
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

 154,401,675     120,746,197    42,582,845    99,426,783   137,946,176   179,400,393    46,934,615   160,539,474

 337,550,536     216,804,339   348,772,697   249,345,914   532,182,338   352,781,945   426,840,024   266,300,550
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$491,952,211    $337,550,536  $391,355,542  $348,772,697  $670,128,514  $532,182,338  $473,774,639  $426,840,024
============    ============  ============  ============  ============  ============  ============  ============

  29,647,790      21,420,963    30,992,629    24,615,273    45,923,327    33,653,172    36,655,273    24,615,353
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  10,349,647      19,557,007     7,878,445    15,687,528    10,381,877    24,461,209     8,331,993    18,123,219
  (4,060,212)    (11,330,180)   (6,662,034)   (9,310,172)   (5,965,709)  (12,191,054)   (6,800,208)   (6,083,299)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  35,937,225      29,647,790    32,209,040    30,992,629    50,339,495    45,923,327    38,187,058    36,655,273
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                          AST FIRST TRUST BALANCED      AST PRUDENTIAL GROWTH           AST ADVANCED
                                              TARGET PORTFOLIO          ALLOCATION PORTFOLIO        STRATEGIES PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (4,770,297) $    375,150  $ (4,413,517) $   (741,402) $ (7,637,609) $ (1,125,736)
  Capital gains distributions
   received.............................            0             0             0             0             0       978,632
  Realized gain (loss) on shares
   redeemed.............................    2,332,439     1,121,650     3,858,206     1,325,613     3,542,645     2,685,004
  Net change in unrealized gain (loss)
   on investments.......................   37,476,414    12,984,047    37,720,015    13,624,196    67,644,863    25,417,674
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   35,038,556    14,480,847    37,164,704    14,208,407    63,549,899    27,955,574
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   43,646,440    84,911,023    44,386,812    73,832,499    92,094,004   145,489,068
  Annuity Payments......................      (93,212)      (17,014)            0             0       (82,226)      (35,236)
  Surrenders, withdrawals and death
   benefits.............................   (5,052,299)   (3,229,994)   (4,572,979)   (2,120,772)   (8,319,985)   (4,458,320)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    5,443,436    15,264,086    12,596,475    24,654,609    22,200,070    30,640,009
  Other charges.........................   (2,611,995)   (1,693,589)   (2,487,706)   (1,540,896)   (4,287,877)   (2,447,999)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   41,332,370    95,234,512    49,922,602    94,825,440   101,603,986   169,187,522
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   76,370,926   109,715,359    87,087,306   109,033,847   165,153,885   197,143,096

NET ASSETS
  Beginning of period...................  248,028,103   138,312,744   222,116,253   113,082,406   379,954,133   182,811,037
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $324,399,029  $248,028,103  $309,203,559  $222,116,253  $545,108,018  $379,954,133
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................   21,669,843    13,265,213    19,406,256    11,105,442    31,622,440    17,018,736
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Units issued..........................    6,578,541    14,709,530     8,909,515    16,010,851    12,094,167    22,776,358
  Units redeemed........................   (2,954,112)   (6,304,900)   (4,669,461)   (7,710,037)   (3,567,528)   (8,172,654)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................   25,294,272    21,669,843    23,646,310    19,406,256    40,149,079    31,622,440
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET         AST SMALL-CAP GROWTH      AST PIMCO TOTAL RETURN
    GROWTH PORTFOLIO                  PORTFOLIO                  PORTFOLIO               BOND PORTFOLIO
--------------------------   --------------------------  ------------------------  --------------------------
 01/01/2013     01/01/2012    01/01/2013    01/01/2012    01/01/2013   01/01/2012   01/01/2013    01/01/2012
     TO             TO            TO            TO            TO           TO           TO            TO
 12/31/2013     12/31/2012    12/31/2013    12/31/2012    12/31/2013   12/31/2012   12/31/2013    12/31/2012
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
$  (768,137)   $  (450,257)  $   (302,825) $   (331,816) $  (286,035) $  (200,792) $ (4,096,261) $  1,844,475
          0              0              0             0            0            0             0     2,122,034
  2,345,813        595,258              0             0      844,672      232,825       805,216     1,368,839
 14,164,820      2,690,050              0             0    4,141,780      828,600    (5,685,141)    9,112,176
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------

 15,742,496      2,835,051       (302,825)     (331,816)   4,700,417      860,633    (8,976,186)   14,447,524
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------


  1,448,304      9,462,527      2,055,160     9,847,041      473,560    3,444,336     7,010,090    57,662,142
          0         (3,126)      (301,228)            0      (72,237)      (3,992)     (309,072)      (79,548)
 (1,036,326)      (604,612)   (27,868,208)  (21,332,031)    (448,826)    (457,867)   (9,791,401)   (6,778,735)
  3,298,361      6,954,363     24,294,793     9,993,186    1,460,405    2,353,980     9,108,137    29,400,681
   (397,640)      (226,310)      (133,132)     (141,855)    (140,397)     (92,306)   (2,007,318)   (1,621,879)
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------

  3,312,699     15,582,842     (1,952,615)   (1,633,659)   1,272,505    5,244,151     4,010,436    78,582,661
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------

 19,055,195     18,417,893     (2,255,440)   (1,965,475)   5,972,922    6,104,784    (4,965,750)   93,030,185

 34,617,197     16,199,304     19,916,588    21,882,063   13,871,106    7,766,322   247,468,156   154,437,971
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
$53,672,392    $34,617,197   $ 17,661,148  $ 19,916,588  $19,844,028  $13,871,106  $242,502,406  $247,468,156
===========    ===========   ============  ============  ===========  ===========  ============  ============

  2,773,359      1,502,529      2,056,152     2,221,281    1,035,622      646,526    21,224,806    14,092,072
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
  1,336,712      2,333,677      4,821,246     4,261,909      448,667      849,316     6,764,202    13,551,715
 (1,070,130)    (1,062,847)    (5,016,868)   (4,427,038)    (368,893)    (460,220)   (6,434,356)   (6,418,981)
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
  3,039,941      2,773,359      1,860,530     2,056,152    1,115,396    1,035,622    21,554,652    21,224,806
===========    ===========   ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                         AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH  NVIT DEVELOPING MARKETS
                                                PORTFOLIO                PORTFOLIO                 FUND
                                         ----------------------  ------------------------  ----------------------
                                         01/01/2013  01/01/2012   01/01/2013   01/01/2012  01/01/2013  01/01/2012
                                             TO          TO           TO           TO          TO          TO
                                         12/31/2013  12/31/2012   12/31/2013   12/31/2012  12/31/2013  12/31/2012
                                         ----------  ----------  -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $ (138,194) $   26,624  $  (242,163) $   (63,501)  $ (4,040)   $ (9,963)
  Capital gains distributions
   received.............................          0           0            0            0          0           0
  Realized gain (loss) on shares
   redeemed.............................    200,371     (88,699)     310,553       46,543    (87,079)    (74,592)
  Net change in unrealized gain (loss)
   on investments.......................  1,205,870     833,703    2,412,006    1,639,718     75,349     177,614
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................  1,268,047     771,628    2,480,396    1,622,760    (15,770)     93,059
                                         ----------  ----------  -----------  -----------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    195,084   1,533,076      345,738    3,985,389      1,949         799
  Annuity Payments......................          0           0            0            0          0           0
  Surrenders, withdrawals and death
   benefits.............................   (270,309)   (164,835)    (229,418)    (120,987)   (82,882)    (98,746)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    484,319     819,994    2,314,318      280,466    124,403       1,421
  Other charges.........................    (72,656)    (52,636)    (152,298)     (99,214)    (1,360)     (1,694)
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    336,438   2,135,599    2,278,340    4,045,654     42,110     (98,220)
                                         ----------  ----------  -----------  -----------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  1,604,485   2,907,227    4,758,736    5,668,414     26,340      (5,161)

NET ASSETS
  Beginning of period...................  7,387,404   4,480,177   12,832,439    7,164,025    665,169     670,330
                                         ----------  ----------  -----------  -----------   --------    --------
  End of period......................... $8,991,889  $7,387,404  $17,591,175  $12,832,439   $691,509    $665,169
                                         ==========  ==========  ===========  ===========   ========    ========

  Beginning units.......................    705,540     494,113    1,205,057      784,260     44,357      51,346
                                         ----------  ----------  -----------  -----------   --------    --------
  Units issued..........................    255,728     581,282      525,108    1,092,732     22,191       4,021
  Units redeemed........................   (232,112)   (369,855)    (334,211)    (671,935)   (19,787)    (11,010)
                                         ----------  ----------  -----------  -----------   --------    --------
  Ending units..........................    729,156     705,540    1,395,954    1,205,057     46,761      44,357
                                         ==========  ==========  ===========  ===========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                         SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
  AST INVESTMENT GRADE BOND     AST WESTERN ASSET CORE PLUS
          PORTFOLIO                  BOND PORTFOLIO          AST BOND PORTFOLIO 2018  AST BOND PORTFOLIO 2019
----------------------------    --------------------------  ------------------------  ----------------------
  01/01/2013       01/01/2012    01/01/2013    01/01/2012    01/01/2013   01/01/2012  01/01/2013  01/01/2012
      TO               TO            TO            TO            TO           TO          TO          TO
  12/31/2013       12/31/2012    12/31/2013    12/31/2012    12/31/2013   12/31/2012  12/31/2013  12/31/2012
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
$  (1,591,578)   $  (1,181,495) $  (848,345)  $   605,183   $  (509,023) $  (363,913) $  (46,192) $  (13,650)
            0        5,700,628            0     1,333,248             0      110,842           0      29,557
    3,890,220       35,842,163      (55,128)      345,313       345,160      344,006     (46,769)     (1,419)
   (4,557,529)      (9,733,697)    (750,153)      (19,061)     (932,637)     622,643     (42,526)     (3,809)
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

   (2,258,887)      30,627,599   (1,653,626)    2,264,683    (1,096,500)     713,578    (135,487)     10,679
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

        1,326           31,058    1,150,848    10,203,138            32           53          59           0
            0          (14,459)           0             0             0            0           0           0
   (3,554,062)      (5,486,824)  (1,029,781)     (566,897)     (705,904)    (565,155)   (214,237)    (21,627)
 (219,643,509)    (437,054,915)   6,465,180     5,144,620     1,587,904      700,571     (86,747)  2,294,154
   (1,052,790)      (4,055,949)    (429,618)     (343,412)       (3,784)      (3,435)       (547)        (67)
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

 (224,249,035)    (446,581,089)   6,156,629    14,437,449       878,248      132,034    (301,472)  2,272,460
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

 (226,507,922)    (415,953,490)   4,503,003    16,702,132      (218,252)     845,612    (436,959)  2,283,139

  272,250,724      688,204,214   45,582,105    28,879,973    21,894,358   21,048,746   2,283,140           1
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
$  45,742,802    $ 272,250,724  $50,085,108   $45,582,105   $21,676,106  $21,894,358  $1,846,181  $2,283,140
=============    =============  ===========   ===========   ===========  ===========  ==========  ==========

   20,928,766       56,740,197    3,919,578     2,627,749     1,799,476    1,787,276     183,095           0
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
   21,813,702       81,569,601    1,980,425     3,231,760     1,118,259      632,036     153,212     205,143
  (39,144,903)    (117,381,032)  (1,444,185)   (1,939,931)   (1,034,810)    (619,836)   (177,738)    (22,048)
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
    3,597,565       20,928,766    4,455,818     3,919,578     1,882,925    1,799,476     158,569     183,095
=============    =============  ===========   ===========   ===========  ===========  ==========  ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING      AST GOLDMAN SACHS
                                                PORTFOLIO        MARKETS EQUITY PORTFOLIO  SMALL-CAP VALUE PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2013  01/01/2012   01/01/2013   01/01/2012   01/01/2013     01/01/2012
                                             TO          TO           TO           TO           TO             TO
                                         12/31/2013  12/31/2012   12/31/2013   12/31/2012   12/31/2013     12/31/2012
                                         ----------  ----------  -----------  -----------  -----------    -----------
OPERATIONS
  Net investment income (loss).......... $ (135,962) $  (11,410) $  (449,778) $  (121,976) $  (409,270)   $  (195,213)
  Capital gains distributions
   received.............................          0           0            0      339,838            0              0
  Realized gain (loss) on shares
   redeemed.............................    314,744     134,049      (20,396)    (336,541)   1,342,601        409,844
  Net change in unrealized gain (loss)
   on investments.......................    (91,923)    993,606     (205,550)   2,880,354    6,577,506      1,514,979
                                         ----------  ----------  -----------  -----------  -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     86,859   1,116,245     (675,724)   2,761,675    7,510,837      1,729,610
                                         ----------  ----------  -----------  -----------  -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    277,544   1,819,905      538,818    5,355,572      761,713      4,932,364
  Annuity Payments......................          0           0            0            0            0              0
  Surrenders, withdrawals and death
   benefits.............................   (233,929)    (81,702)    (279,437)    (186,213)    (714,625)      (237,214)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  1,078,377     892,920    3,446,277    3,811,729      821,401      2,572,375
  Other charges.........................    (71,243)    (48,481)    (261,040)    (210,466)    (219,585)      (144,647)
                                         ----------  ----------  -----------  -----------  -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  1,050,749   2,582,642    3,444,618    8,770,622      648,904      7,122,878
                                         ----------  ----------  -----------  -----------  -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  1,137,608   3,698,887    2,768,894   11,532,297    8,159,741      8,852,488

NET ASSETS
  Beginning of period...................  7,170,435   3,471,548   26,030,950   14,498,653   19,892,230     11,039,742
                                         ----------  ----------  -----------  -----------  -----------    -----------
  End of period......................... $8,308,043  $7,170,435  $28,799,844  $26,030,950  $28,051,971    $19,892,230
                                         ==========  ==========  ===========  ===========  ===========    ===========

  Beginning units.......................    547,133     333,835    2,458,495    1,592,487    1,524,692        959,394
                                         ----------  ----------  -----------  -----------  -----------    -----------
  Units issued..........................    341,692     456,643    1,649,117    2,517,714      597,270      1,339,815
  Units redeemed........................   (275,081)   (243,345)  (1,344,345)  (1,651,706)    (542,811)      (774,517)
                                         ----------  ----------  -----------  -----------  -----------    -----------
  Ending units..........................    613,744     547,133    2,763,267    2,458,495    1,579,151      1,524,692
                                         ==========  ==========  ===========  ===========  ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL              AST RCM WORLD          AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS
    TACTICAL PORTFOLIO             TRENDS PORTFOLIO           THEMATIC PORTFOLIO         MULTI-ASSET PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2013      01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2013      12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (3,656,860)   $ (1,637,927) $ (4,392,593) $ (1,992,949) $ (2,247,596) $ (1,037,698) $ (2,497,869) $ (1,263,976)
           0         602,053             0     4,402,813             0       496,390             0     2,879,907
   2,762,692       2,099,981     1,943,516       984,445     1,376,566       818,542     1,560,481       627,204
  34,133,496      13,523,798    30,323,013     8,685,465    19,425,025     7,800,617    12,828,056     5,821,376
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  33,239,328      14,587,905    27,873,936    12,079,774    18,553,995     8,077,851    11,890,668     8,064,511
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  39,012,719      62,692,680    54,957,620    97,934,845    27,875,624    45,685,661    29,940,162    39,016,865
           0               0       (74,534)      (17,098)            0             0             0             0
  (2,753,623)     (1,410,365)   (4,567,550)   (2,895,888)   (1,288,197)     (704,287)   (3,649,588)   (1,737,598)
  11,280,901      23,691,131      (783,051)   16,047,217     6,123,440     6,957,370    (2,439,337)    9,185,338
  (2,161,984)     (1,264,387)   (2,625,294)   (1,598,741)   (1,320,866)     (773,763)   (1,454,780)   (1,056,667)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  45,378,013      83,709,059    46,907,191   109,470,335    31,390,001    51,164,981    22,396,457    45,407,938
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  78,617,341      98,296,964    74,781,127   121,550,109    49,943,996    59,242,832    34,287,125    53,472,449

 179,780,827      81,483,863   235,725,370   114,175,261   111,416,624    52,173,792   139,813,228    86,340,779
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$258,398,168    $179,780,827  $310,506,497  $235,725,370  $161,360,620  $111,416,624  $174,100,353  $139,813,228
============    ============  ============  ============  ============  ============  ============  ============

  15,190,242       7,911,117    21,003,523    11,121,340     9,458,185     4,964,168    12,411,997     8,325,112
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
   6,113,018      12,393,694     7,410,508    15,152,387     4,058,528     7,846,389     4,555,878     7,240,381
  (2,329,319)     (5,114,569)   (3,196,289)   (5,270,204)   (1,406,694)   (3,352,372)   (2,475,305)   (3,153,496)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  18,973,941      15,190,242    25,217,742    21,003,523    12,110,019     9,458,185    14,492,570    12,411,997
============    ============  ============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                           AST FI PYRAMIS(R) ASSET        PROFUND VP         PROFUND VP CONSUMER
                                            ALLOCATION PORTFOLIO       CONSUMER SERVICES       GOODS PORTFOLIO
                                         --------------------------  --------------------   --------------------
                                          01/01/2013    01/01/2012   01/01/2013 01/01/2012  01/01/2013 01/01/2012
                                              TO            TO           TO         TO          TO         TO
                                          12/31/2013    12/31/2012   12/31/2013 12/31/2012  12/31/2013 12/31/2012
                                         ------------  ------------  ---------- ----------  ---------- ----------
OPERATIONS
  Net investment income (loss).......... $ (2,589,910) $ (1,086,065)  $ (4,671)  $ (5,515)  $  (1,954)  $ (2,177)
  Capital gains distributions
   received.............................            0             0      1,112      1,660           0          0
  Realized gain (loss) on shares
   redeemed.............................    1,830,552       716,635     45,531     28,512      55,412     17,887
  Net change in unrealized gain (loss)
   on investments.......................   25,405,185     8,675,694     77,842     41,779      18,758     14,842
                                         ------------  ------------   --------   --------   ---------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   24,645,827     8,306,264    119,814     66,436      72,216     30,552
                                         ------------  ------------   --------   --------   ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   31,225,357    47,335,757     10,003     18,419           0     19,570
  Annuity Payments......................            0             0          0          0           0          0
  Surrenders, withdrawals and death
   benefits.............................   (2,153,263)     (843,643)   (25,179)    (1,555)     (7,489)    (1,602)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   15,541,173    13,178,625    (43,055)   (68,696)   (150,908)   (45,427)
  Other charges.........................   (1,478,549)     (816,214)    (3,102)    (3,182)     (2,569)    (3,017)
                                         ------------  ------------   --------   --------   ---------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   43,134,718    58,854,525    (61,333)   (55,014)   (160,966)   (30,476)
                                         ------------  ------------   --------   --------   ---------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   67,780,545    67,160,789     58,481     11,422     (88,750)        76

NET ASSETS
  Beginning of period...................  120,257,369    53,096,580    329,782    318,360     309,540    309,464
                                         ------------  ------------   --------   --------   ---------   --------
  End of period......................... $188,037,914  $120,257,369   $388,263   $329,782   $ 220,790   $309,540
                                         ============  ============   ========   ========   =========   ========

  Beginning units.......................   10,343,938     5,117,071     24,272     28,187      25,290     27,614
                                         ------------  ------------   --------   --------   ---------   --------
  Units issued..........................    5,340,707     8,641,888      4,120      6,303         407      7,026
  Units redeemed........................   (1,726,970)   (3,415,021)    (7,655)   (10,218)    (11,443)    (9,350)
                                         ------------  ------------   --------   --------   ---------   --------
  Ending units..........................   13,957,675    10,343,938     20,737     24,272      14,254     25,290
                                         ============  ============   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP              PROFUND VP            PROFUND VP            PROFUND VP
     FINANCIALS              HEALTH CARE           INDUSTRIALS         MID-CAP GROWTH
--------------------    --------------------  --------------------  --------------------
01/01/2013   01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
    TO           TO         TO         TO         TO         TO         TO         TO
12/31/2013   12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
----------   ---------- ---------- ---------- ---------- ---------- ---------- ----------
$  (5,244)    $ (6,939) $  (4,892)  $ (4,666) $  (2,959)  $ (4,172)  $ (1,770)  $ (1,591)
        0            0          0          0          0          0          0          0
   70,592       24,480     61,008     28,837     58,663     20,490     17,585      3,168
   60,686       83,373     77,435     35,071     37,845     25,260     13,069     10,667
---------     --------  ---------   --------  ---------   --------   --------   --------

  126,034      100,914    133,551     59,242     93,549     41,578     28,884     12,244
---------     --------  ---------   --------  ---------   --------   --------   --------

        0       21,716          0     15,913          0     11,307          0      5,672
        0            0          0          0          0          0          0          0
  (25,066)     (46,935)   (25,499)    (1,487)    (3,349)    (1,463)      (603)      (285)
 (156,966)     (62,933)   (79,942)   (62,329)  (147,229)   (22,679)   (56,588)    15,477
   (4,057)      (4,219)    (3,481)    (3,563)    (2,836)    (3,065)      (996)      (935)
---------     --------  ---------   --------  ---------   --------   --------   --------

 (186,089)     (92,371)  (108,922)   (51,466)  (153,414)   (15,900)   (58,187)    19,929
---------     --------  ---------   --------  ---------   --------   --------   --------

  (60,055)       8,543     24,629      7,776    (59,865)    25,678    (29,303)    32,173

  469,299      460,756    374,852    367,076    315,112    289,434    119,203     87,030
---------     --------  ---------   --------  ---------   --------   --------   --------
$ 409,244     $469,299  $ 399,481   $374,852  $ 255,247   $315,112   $ 89,900   $119,203
=========     ========  =========   ========  =========   ========   ========   ========

   68,847       83,052     30,013     33,986     31,372     32,874     10,255      8,510
---------     --------  ---------   --------  ---------   --------   --------   --------
    6,195       26,427      4,521     10,485      4,009     15,432      1,280      5,159
  (28,912)     (40,632)   (11,314)   (14,458)   (16,716)   (16,934)    (5,524)    (3,414)
---------     --------  ---------   --------  ---------   --------   --------   --------
   46,130       68,847     23,220     30,013     18,665     31,372      6,011     10,255
=========     ========  =========   ========  =========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                             MID-CAP VALUE          REAL ESTATE        SMALL-CAP GROWTH
                                         --------------------  --------------------  --------------------
                                         01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $   (770)  $ (1,216)  $   (212)  $  1,441   $  (695)   $  (497)
  Capital gains distributions
   received.............................         0          0          0          0     2,094          0
  Realized gain (loss) on shares
   redeemed.............................    11,348      7,323      5,171      8,170     2,347      1,488
  Net change in unrealized gain (loss)
   on investments.......................     7,229      6,156     (6,614)     7,362    11,025      1,969
                                          --------   --------   --------   --------   -------    -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    17,807     12,263     (1,655)    16,973    14,771      2,960
                                          --------   --------   --------   --------   -------    -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0      6,321          0      4,265    10,000      1,282
  Annuity Payments......................         0          0          0          0         0          0
  Surrenders, withdrawals and death
   benefits.............................      (604)   (11,063)    (7,018)      (208)   (1,953)    (8,057)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (32,410)   (18,049)     9,934     14,616    32,309      9,776
  Other charges.........................      (596)      (749)    (1,212)    (1,150)     (421)      (240)
                                          --------   --------   --------   --------   -------    -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (33,610)   (23,540)     1,704     17,523    39,935      2,761
                                          --------   --------   --------   --------   -------    -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (15,803)   (11,277)        49     34,496    54,706      5,721

NET ASSETS
  Beginning of period...................    69,651     80,928    144,105    109,609    31,817     26,096
                                          --------   --------   --------   --------   -------    -------
  End of period.........................  $ 53,848   $ 69,651   $144,154   $144,105   $86,523    $31,817
                                          ========   ========   ========   ========   =======    =======

  Beginning units.......................     6,471      8,634     14,160     12,429     2,741      2,491
                                          --------   --------   --------   --------   -------    -------
  Units issued..........................         0      2,447      2,802      7,343     3,947      1,912
  Units redeemed........................    (2,629)    (4,610)    (2,605)    (5,612)   (1,300)    (1,662)
                                          --------   --------   --------   --------   -------    -------
  Ending units..........................     3,842      6,471     14,357     14,160     5,388      2,741
                                          ========   ========   ========   ========   =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
   SMALL-CAP VALUE      TELECOMMUNICATIONS         UTILITIES         LARGE-CAP GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2013  01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2013  12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $   (254)   $  (294)   $  3,744   $  7,533   $  2,466   $  3,242   $   (601)  $  (816)
        0          0      11,477          0          0          0          0         0
    4,279        955      16,444     14,768     12,853     11,656      4,946     3,326
    2,153      2,160     (10,214)    18,321      8,706    (17,498)     7,935     1,514
 --------    -------    --------   --------   --------   --------   --------   -------

    6,178      2,821      21,451     40,622     24,025     (2,600)    12,280     4,024
 --------    -------    --------   --------   --------   --------   --------   -------

        0        648           0     11,450          0     13,972          0       238
        0          0           0          0          0          0          0         0

        0          0     (24,586)    (1,511)   (24,498)    (1,313)         0         0
  (11,055)    (2,071)    (67,161)   (56,167)   (25,538)   (54,756)   (12,990)    8,331
     (170)      (174)     (2,105)    (2,536)    (1,977)    (2,424)      (367)     (351)
 --------    -------    --------   --------   --------   --------   --------   -------

  (11,225)    (1,597)    (93,852)   (48,764)   (52,013)   (44,521)   (13,357)    8,218
 --------    -------    --------   --------   --------   --------   --------   -------

   (5,047)     1,224     (72,401)    (8,142)   (27,988)   (47,121)    (1,077)   12,242

   20,483     19,259     246,598    254,740    211,621    258,742     49,185    36,943
 --------    -------    --------   --------   --------   --------   --------   -------
 $ 15,436    $20,483    $174,197   $246,598   $183,633   $211,621   $ 48,108   $49,185
 ========    =======    ========   ========   ========   ========   ========   =======

    1,847      1,988      24,409     28,944     22,559     27,191      4,585     3,831
 --------    -------    --------   --------   --------   --------   --------   -------
      622        381       3,995      8,977      3,465     13,353      2,739     4,972
   (1,443)      (522)    (12,788)   (13,512)    (8,471)   (17,985)    (3,856)   (4,218)
 --------    -------    --------   --------   --------   --------   --------   -------
    1,026      1,847      15,616     24,409     17,553     22,559      3,468     4,585
 ========    =======    ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                    SUBACCOUNTS
                                         -------------------------------------------------------------------
                                              PROFUND VP                               AST JENNISON LARGE-CAP
                                            LARGE-CAP VALUE    AST BOND PORTFOLIO 2020    VALUE PORTFOLIO
                                         --------------------  ----------------------  ---------------------
                                         01/01/2013 01/01/2012 01/01/2013  01/01/2012  01/01/2013 01/01/2012
                                             TO         TO         TO          TO          TO         TO
                                         12/31/2013 12/31/2012 12/31/2013  12/31/2012  12/31/2013 12/31/2012
                                         ---------- ---------- ----------  ----------  ---------- ----------
OPERATIONS
  Net investment income (loss)..........     (483)   $   (743)   (37,837)  $  (2,275)   (134,368) $  (63,185)
  Capital gains distributions
   received.............................        0           0          0      12,074           0           0
  Realized gain (loss) on shares
   redeemed.............................    7,019      13,261    (25,305)     34,556     315,860      15,087
  Net change in unrealized gain (loss)
   on investments.......................   12,858       2,978    (66,186)    (34,325)  1,769,724     485,373
                                          -------    --------  ---------   ---------   ---------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   19,394      15,496   (129,328)     10,030   1,951,216     437,275
                                          -------    --------  ---------   ---------   ---------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        0       1,906          0           4     284,135   1,487,840
  Annuity Payments......................        0           0          0           0           0           0
  Surrenders, withdrawals and death
   benefits.............................     (813)    (53,942)   (12,504)     (2,456)    (91,700)    (22,975)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (19,813)    (27,699) 4,473,863    (618,483)  1,649,079     909,265
  Other charges.........................     (723)       (944)      (103)        (44)    (76,092)    (46,956)
                                          -------    --------  ---------   ---------   ---------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (21,349)    (80,679) 4,461,256    (620,979)  1,765,422   2,327,174
                                          -------    --------  ---------   ---------   ---------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (1,955)    (65,183) 4,331,928    (610,949)  3,716,638   2,764,449

NET ASSETS
  Beginning of period...................   75,397     140,580    134,938     745,887   6,100,699   3,336,250
                                          -------    --------  ---------   ---------   ---------  ----------
  End of period.........................   73,442    $ 75,397  4,466,866   $ 134,938   9,817,337  $6,100,699
                                          =======    ========  =========   =========   =========  ==========

  Beginning units.......................    8,294      17,584     10,681      65,882     556,714     338,692
                                          -------    --------  ---------   ---------   ---------  ----------
  Units issued..........................      192       3,334    560,578       9,721     333,046     530,942
  Units redeemed........................   (2,173)    (12,624)  (191,052)    (64,922)   (195,640)   (312,920)
                                          -------    --------  ---------   ---------   ---------  ----------
  Ending units..........................    6,313       8,294    380,207      10,681     694,120     556,714
                                          =======    ========  =========   =========   =========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                             WELLS FARGO ADVANTAGE VT
 AST JENNISON LARGE-CAP                                                      INTERNATIONAL EQUITY
    GROWTH PORTFOLIO     AST BOND PORTFOLIO 2017   AST BOND PORTFOLIO 2021      FUND - CLASS 1
-----------------------  -----------------------  -------------------------  -----------------------
01/01/2013   01/01/2012  01/01/2013   01/01/2012   01/01/2013    01/01/2012  01/01/2013   01/01/2012
    TO           TO          TO           TO           TO            TO          TO           TO
12/31/2013   12/31/2012  12/31/2013   12/31/2012   12/31/2013    12/31/2012  12/31/2013   12/31/2012
----------  -----------  ----------  -----------  ------------  -----------  ----------   ----------
  (207,206) $  (144,628)   (392,468) $  (349,584) $   (367,038) $  (435,040) $  (1,000)    $   (190)

         0            0           0            0             0      622,481      2,489       13,810

   542,839      132,373     457,506      366,417     1,029,654    1,311,773     19,581        1,218

 3,319,379      678,640    (743,479)     572,745    (2,044,559)      (4,266)    (2,707)       9,950
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------



 3,655,012      666,385    (678,441)     589,578    (1,381,943)   1,494,948     18,363       24,788
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------

   644,722    3,894,363           0           (2)          111            0         71            0
         0            0     (36,290)           0             0            0          0            0
  (185,278)     (64,564)   (467,799)    (427,854)     (631,660)    (667,214)  (183,833)     (15,107)

  (364,441)   1,532,209  (7,313,714)     558,404   (17,391,882)  (6,182,916)    (1,886)       4,499
  (115,303)     (75,898)     (4,315)      (5,591)       (5,030)     (10,362)       (26)         (22)
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------

   (20,300)   5,286,110  (7,822,118)     124,957   (18,028,461)  (6,860,492)  (185,674)     (10,630)
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------

 3,634,712    5,952,495  (8,500,559)     714,535   (19,410,404)  (5,365,544)  (167,311)      14,158

10,609,945    4,657,450  21,846,905   21,132,370    28,166,626   33,532,170    219,724      205,566
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------
14,244,657  $10,609,945  13,346,346  $21,846,905  $  8,756,222  $28,166,626  $  52,413     $219,724
==========  ===========  ==========  ===========  ============  ===========  =========     ========

   875,800      435,071   1,846,896    1,835,904     2,129,378    2,641,568     15,969       16,691
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------
   305,757      766,099     718,114      878,207       616,179    1,013,425         39          896
  (302,840)    (325,370) (1,388,031)    (867,215)   (2,013,311)  (1,525,615)   (12,778)      (1,618)
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------
   878,717      875,800   1,176,979    1,846,896       732,246    2,129,378      3,230       15,969
==========  ===========  ==========  ===========  ============  ===========  =========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                             OMEGA GROWTH            SMALL CAP VALUE
                                            FUND - CLASS 1           FUND - CLASS 1         AST BOND PORTFOLIO 2022
                                         -----------------------  -----------------------  ------------------------
                                         01/01/2013   01/01/2012  01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                             TO           TO          TO           TO           TO           TO
                                         12/31/2013   12/31/2012  12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                         ----------   ----------  ----------   ----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (4,650)    $ (6,125)   $  (466)     $  (323)   $  (372,692) $  (379,428)
  Capital gains distributions
   received.............................    22,144       23,469          0            0              0       36,319
  Realized gain (loss) on shares
   redeemed.............................    51,518        7,982      1,813        1,216        205,197      531,946
  Net change in unrealized gain (loss)
   on investments.......................    35,658       34,762      6,670        6,451     (1,835,272)     605,205
                                         ---------     --------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   104,670       60,088      8,017        7,344     (2,002,767)     794,042
                                         ---------     --------    -------      -------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0            1          0           (1)             0           17
  Annuity Payments......................         0            0          0            0              0            0
  Surrenders, withdrawals and death
   benefits.............................  (147,441)     (14,243)    (5,240)      (5,183)    (2,572,577)    (430,356)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (4,873)      (6,498)         0            0     (4,367,761)   5,596,043
  Other charges.........................         0           (5)      (202)        (190)        (4,232)      (4,707)
                                         ---------     --------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (152,314)     (20,745)    (5,442)      (5,374)    (6,944,570)   5,160,997
                                         ---------     --------    -------      -------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (47,644)      39,343      2,575        1,970     (8,947,337)   5,955,039

NET ASSETS
  Beginning of period...................   365,261      325,918     62,762       60,792     21,558,826   15,603,787
                                         ---------     --------    -------      -------    -----------  -----------
  End of period......................... $ 317,617     $365,261    $65,337      $62,762    $12,611,489  $21,558,826
                                         =========     ========    =======      =======    ===========  ===========

  Beginning units.......................   168,936      178,914      5,173        5,634      1,736,527    1,301,756
                                         ---------     --------    -------      -------    -----------  -----------
  Units issued..........................         0        1,977          0           47        974,134    1,322,912
  Units redeemed........................   (62,386)     (11,955)      (413)        (508)    (1,560,609)    (888,141)
                                         ---------     --------    -------      -------    -----------  -----------
  Ending units..........................   106,550      168,936      4,760        5,173      1,150,052    1,736,527
                                         =========     ========    =======      =======    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
  AST QUANTITATIVE        AST BLACKROCK GLOBAL    WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND
 MODELING PORTFOLIO       STRATEGIES PORTFOLIO    OPPORTUNITY FUND - CLASS 1        PORTFOLIO
--------------------   -------------------------  -------------------------  ----------------------
01/01/2013  01/01/2012  01/01/2013    01/01/2012  01/01/2013    01/01/2012   01/01/2013   01/01/2012
    TO          TO          TO            TO          TO            TO           TO           TO
12/31/2013  12/31/2012  12/31/2013    12/31/2012  12/31/2013    12/31/2012   12/31/2013   12/31/2012
----------  ---------- ------------  -----------  ----------    ----------   ----------   ----------
 $ (2,120)   $  (834)  $ (1,679,417) $  (807,088)  $ (2,298)     $ (2,561)   $ (110,946)  $  (53,631)
        0          0              0            0          0            71             0        6,348
    6,049        (25)       763,114       36,625     20,672        14,141        14,283       44,175
   23,479      4,378      9,898,160    6,636,996     27,537        22,873      (183,306)     175,383
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

   27,408      3,519      8,981,857    5,866,533     45,911        34,524      (279,969)     172,275
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

  151,164     11,473     25,858,365   38,492,837          0             0       546,666    5,253,419
        0          0              0            0          0             0             0            0
       (1)    (5,000)    (3,405,159)  (3,027,458)   (78,380)      (91,868)     (152,476)     (26,732)
  173,081     63,714          3,442    1,493,989     (2,038)       (1,008)      820,257    1,100,495
      (61)       (45)      (813,238)    (425,649)       (31)          (29)      (75,697)     (24,447)
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

  324,183     70,142     21,643,410   36,533,719    (80,449)      (92,905)    1,138,750    6,302,735
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

  351,591     73,661     30,625,267   42,400,252    (34,538)      (58,381)      858,781    6,475,010

   73,661          0     86,714,025   44,313,773    209,692       268,073     6,835,314      360,304
 --------    -------   ------------  -----------   --------      --------    ----------   ----------
 $425,252    $73,661   $117,339,292  $86,714,025   $175,154      $209,692    $7,694,095   $6,835,314
 ========    =======   ============  ===========   ========      ========    ==========   ==========

    7,416          0      8,594,013    4,834,702     17,208        25,046       643,150       35,775
 --------    -------   ------------  -----------   --------      --------    ----------   ----------
   31,530      8,093      3,110,308    4,842,479          0            60       561,827      937,632
   (3,019)      (677)    (1,024,546)  (1,083,168)    (6,050)       (7,898)     (453,930)    (330,257)
 --------    -------   ------------  -----------   --------      --------    ----------   ----------
   35,927      7,416     10,679,775    8,594,013     11,158        17,208       751,047      643,150
 ========    =======   ============  ===========   ========      ========    ==========   ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                         SUBACCOUNTS
                                         ---------------------------------------------------------------------------

                                                                                              AST FRANKLIN TEMPLETON
                                          AST NEUBERGER BERMAN           AST BOND                 FOUNDING FUNDS
                                           CORE BOND PORTFOLIO        PORTFOLIO 2023           ALLOCATION PORTFOLIO
                                         ----------------------  -----------------------    --------------------------
                                         01/01/2013  01/01/2012   01/01/2013  1/3/2012*      01/01/2013    4/30/2012*
                                             TO          TO           TO          TO             TO            TO
                                         12/31/2013  12/31/2012   12/31/2013  12/31/2012     12/31/2013    12/31/2012
                                         ----------  ----------  -----------  ----------    ------------  ------------
OPERATIONS
  Net investment income (loss).......... $  (66,172) $  (31,298) $  (475,320) $  (24,877)   $ (4,206,332) $   (981,950)
  Capital gains distributions
   received.............................          0       1,317            0           0               0             0
  Realized gain (loss) on shares
   redeemed.............................     (1,583)      5,928     (927,982)      7,752       2,723,691      (464,899)
  Net change in unrealized gain (loss)
   on investments.......................   (105,926)     77,269   (1,038,596)     34,932      52,339,337     3,799,884
                                         ----------  ----------  -----------  ----------    ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   (173,681)     53,216   (2,441,898)     17,807      50,856,696     2,353,035
                                         ----------  ----------  -----------  ----------    ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    117,870   2,430,687            0           0      17,591,743    26,496,096
  Annuity Payments......................          0           0     (801,538)          0               0             0
  Surrenders, withdrawals and death
   benefits.............................    (78,783)    (19,376)  (1,797,099)    (73,375)     (4,537,033)     (678,968)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  2,381,969     730,285   35,155,070   3,964,015       9,717,037   182,098,416
  Other charges.........................    (36,706)    (17,869)      (9,618)          0      (2,395,627)     (540,950)
                                         ----------  ----------  -----------  ----------    ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,384,350   3,123,727   32,546,815   3,890,640      20,376,120   207,374,594
                                         ----------  ----------  -----------  ----------    ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  2,210,669   3,176,943   30,104,917   3,908,447      71,232,816   209,727,629

NET ASSETS
  Beginning of period...................  3,621,232     444,289    3,908,447           0     209,727,629             0
                                         ----------  ----------  -----------  ----------    ------------  ------------
  End of period......................... $5,831,901  $3,621,232  $34,013,364  $3,908,447    $280,960,445  $209,727,629
                                         ==========  ==========  ===========  ==========    ============  ============

  Beginning units.......................    348,513      44,118      376,166           0      19,510,744             0
                                         ----------  ----------  -----------  ----------    ------------  ------------
  Units issued..........................    365,051     388,938    7,536,923     414,532       4,662,450    22,006,729
  Units redeemed........................   (125,514)    (84,543)  (4,180,037)    (38,366)     (2,811,657)   (2,495,985)
                                         ----------  ----------  -----------  ----------    ------------  ------------
  Ending units..........................    588,050     348,513    3,733,052     376,166      21,361,537    19,510,744
                                         ==========  ==========  ===========  ==========    ============  ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                                            AST AQR
                             AST WESTERN ASSET                               AST BOND       EMERGING
    AST NEW DISCOVERY        EMERGING MARKETS            AST MFS             PORTFOLIO   MARKETS EQUITY
ASSET ALLOCATION PORTFOLIO    DEBT PORTFOLIO      LARGE-CAP VALUE PORTFOLIO    2024        PORTFOLIO
------------------------   --------------------   ------------------------  -----------  --------------
 01/01/2013    4/30/2012*  01/01/2013  8/20/2012* 01/01/2013    8/20/2012*  01/02/2013*   02/25/2013*
     TO            TO          TO          TO         TO            TO          TO             TO
 12/31/2013    12/31/2012  12/31/2013  12/31/2012 12/31/2013    12/31/2012  12/31/2013     12/31/2013
-----------   -----------  ----------  ---------- ----------    ----------  -----------  --------------
$  (514,748)  $   (29,115)  $ (1,317)   $   (80)  $   (9,730)    $   (98)   $  (105,731)    $  (208)
          0             0          0          0            0           0              0           0

    619,730      (116,623)      (249)       (14)      12,759         (57)      (250,204)         (5)

  4,854,216       835,954     (8,278)       575      142,201         232       (268,258)        465
-----------   -----------   --------    -------    ----------    -------    -----------     -------

  4,959,198       690,216     (9,844)       481      145,230          77       (624,193)        252
-----------   -----------   --------    -------    ----------    -------    -----------     -------

 10,226,358     7,175,938     57,841     67,352       45,805         185              0      15,901
          0             0          0          0            0           0              0           0

   (528,411)     (167,655)    (3,581)         0       (1,195)          0       (351,980)       (467)

  1,522,326    16,016,273       (657)      (137)   1,137,700      39,974     10,021,237      37,041
   (304,247)     (114,215)        (4)         0       (5,406)        (39)           (24)         (3)
-----------   -----------   --------    -------    ----------    -------    -----------     -------

 10,916,026    22,910,341     53,599     67,215    1,176,904      40,120      9,669,233      52,472
-----------   -----------   --------    -------    ----------    -------    -----------     -------

 15,875,224    23,600,557     43,755     67,696    1,322,134      40,197      9,045,040      52,724

 23,600,557             0     67,696          0       40,197           0              0           0
-----------   -----------   --------    -------    ----------    -------    -----------     -------
$39,475,781   $23,600,557   $111,451    $67,696   $1,362,331     $40,197    $ 9,045,040     $52,724
===========   ===========   ========    =======    ==========    =======    ===========     =======

  2,285,241             0      6,510          0        3,943           0              0           0
-----------   -----------   --------    -------    ----------    -------    -----------     -------
  1,661,174     2,936,117      7,871      8,144      127,375       4,154      2,104,496       5,263
   (658,821)     (650,876)    (2,517)    (1,634)     (30,057)       (211)    (1,069,256)        (46)
-----------   -----------   --------    -------    ----------    -------    -----------     -------
  3,287,594     2,285,241     11,864      6,510      101,261       3,943      1,035,240       5,217
===========   ===========   ========    =======    ==========    =======    ===========     =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                                  SUBACCOUNTS
                                                                -----------------------------------------------
                                                                    AST       AST QMA
                                                                CLEARBRIDGE  EMERGING    AST MULTI-      AST
                                                                 DIVIDEND     MARKETS   SECTOR FIXED  BLACKROCK
                                                                  GROWTH      EQUITY       INCOME    ISHARES ETF
                                                                 PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                ----------- ----------- ------------ -----------
                                                                02/25/2013* 02/25/2013* 02/25/2013*  04/29/2013*
                                                                    TO          TO           TO          TO
                                                                12/31/2013  12/31/2013   12/31/2013  12/31/2013
                                                                ----------- ----------- ------------ -----------
OPERATIONS
  Net investment income (loss)................................. $  (11,171)   $   (75)  $  (463,989) $  (41,833)
  Capital gains distributions received.........................          0          0             0           0
  Realized gain (loss) on shares redeemed......................      3,153          4         3,693      15,329
  Net change in unrealized gain (loss) on investments..........    145,263        612       744,306     335,429
                                                                ----------    -------   -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS..................................................    137,245        541       284,010     308,925
                                                                ----------    -------   -----------  ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..................................    171,320      2,248    97,629,901   6,188,541
  Annuity Payments.............................................          0          0             0           0
  Surrenders, withdrawals and death benefits...................     (2,892)         0      (618,806)   (190,091)
  Net transfers between other subaccounts or fixed rate option.  1,593,200     10,504             0   1,387,137
  Other charges................................................     (3,973)         0             0     (17,354)
                                                                ----------    -------   -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS.................................  1,757,655     12,752    97,011,095   7,368,233
                                                                ----------    -------   -----------  ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS........................  1,894,900     13,293    97,295,105   7,677,158

NET ASSETS
  Beginning of period..........................................          0          0             0           0
                                                                ----------    -------   -----------  ----------
  End of period................................................ $1,894,900    $13,293   $97,295,105  $7,677,158
                                                                ==========    =======   ===========  ==========

  Beginning units..............................................          0          0             0           0
                                                                ----------    -------   -----------  ----------
  Units issued.................................................    179,324      1,383    11,057,341     825,859
  Units redeemed...............................................    (16,784)         0      (829,370)    (94,833)
                                                                ----------    -------   -----------  ----------
  Ending units.................................................    162,540      1,383    10,227,971     731,026
                                                                ==========    =======   ===========  ==========


*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                            SUBACCOUNTS (CONTINUED)
               -------------------------------------------------
               AST FRANKLIN
                TEMPLETON   AST DEFENSIVE
                 FOUNDING       ASSET       AST AQR     AST QMA
                FUNDS PLUS   ALLOCATION    LARGE-CAP   LARGE-CAP
                PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
               ------------ ------------- ----------- -----------
               04/29/2013*   04/29/2013*  04/29/2013* 04/29/2013*
                    TO           TO           TO          TO
                12/31/2013   12/31/2013   12/31/2013  12/31/2013
               ------------ ------------- ----------- -----------
               $  (126,281)  $  (45,980)   $ (1,191)    $  (16)
                         0            0           0          0
                    55,093       16,653       5,893          1
                 1,249,276      124,024      31,855        444
               -----------   ----------    --------     ------

                 1,178,088       94,697      36,557        429
               -----------   ----------    --------     ------

                12,876,967    6,890,559       4,320      3,043
                         0            0           0          0
                   (45,531)     (66,529)          0          0
                 7,800,752      650,795     816,494          0
                   (60,218)     (19,724)        (82)         0
               -----------   ----------    --------     ------

                20,571,970    7,455,101     820,732      3,043
               -----------   ----------    --------     ------

                21,750,058    7,549,798     857,289      3,472

                         0            0           0          0
               -----------   ----------    --------     ------
               $21,750,058   $7,549,798    $857,289     $3,472
               ===========   ==========    ========     ======

                         0            0           0          0
               -----------   ----------    --------     ------
                 2,218,314    1,105,033     149,619        297
                  (207,675)    (325,906)    (76,068)         0
               -----------   ----------    --------     ------
                 2,010,639      779,127      73,551        297
               ===========   ==========    ========     ======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                       NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT DECEMBER 31,
                                     2013

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of the following contracts are invested in the Account:

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Select and Discovery Choice Variable Annuity Contracts Prudential Premier B, L, X Series
       Prudential Premier Bb Series
       Prudential Premier Retirement X, B, L, C Series
       Prudential Premier Advisor
       Prudential Premier Retirement Variable Annuity
       Prudential Defined Income Annuity

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty three subaccounts within the Account, of which one hundred twenty one had activity during 2013. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:
AllianceBernstein Large Cap Growth Portfolio Class B
VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio (formerly AST Clearbridge Dividend
 Growth Portfolio)
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset
 Allocation Portfolio)
AST Goldman Sachs Small-Cap Value Portfolio
AST Herndon Large-Cap Value Portfolio (formerly AST BlackRock Value Portfolio) AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio (formerly AST JPMorgan
 International Equity Portfolio)

                                      A55

AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio (formerly AST Marsico Capital
 Growth Portfolio)
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Multi-Sector Fixed Income Portfolio (formerly AST Long Duration Bond
 Portfolio)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio (formerly AST First Trust Capital
 Appreciation Target Portfolio)
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation
 Portfolio)
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio (formerly AST T. Rowe Price Global Bond
 Portfolio)
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Davis Value Portfolio
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Fund - Class 1
Wells Fargo Advantage VT Omega Growth Fund - Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 1
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1*
Wells Fargo Advantage VT Small Cap Value Fund - Class 1
        --------
        * Subaccount available for investment but had no assets as of December 31, 2013

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

                                      A56

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES


        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

                                      A57

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

        As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund and the Advanced Series Trust, and any non-proprietary funds where the net asset value is not readily observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust). $7,447,199,969
Wells Fargo Advantage VT Opportunity Fund - Class 1.......................... $      175,154

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment's net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

    AllianceBernstein Large Cap Growth Portfolio Class B......... $  457,152
    Davis Value Portfolio........................................ $2,130,939
    Janus Aspen Janus Portfolio - Service Shares................. $  389,239
    Janus Aspen Janus Portfolio - Institutional Shares........... $5,085,360
    Janus Aspen Overseas Portfolio - Institutional Shares........ $8,556,231
    NVIT Developing Markets Fund................................. $  665,169
    ProFund VP Consumer Services................................. $  329,782
    ProFund VP Consumer Goods Portfolio.......................... $  309,540
    ProFund VP Financials........................................ $  469,299
    ProFund VP Health Care....................................... $  374,852
    ProFund VP Industrials....................................... $  315,112
    ProFund VP Mid-Cap Growth.................................... $  119,203
    ProFund VP Mid-Cap Value..................................... $   69,651
    ProFund VP Real Estate....................................... $  144,105
    ProFund VP Small-Cap Growth.................................. $   31,817
    ProFund VP Small-Cap Value................................... $   20,483
    ProFund VP Telecommunications................................ $  246,598
    ProFund VP Utilities......................................... $  211,621
    ProFund VP Large-Cap Growth.................................. $   49,185
    ProFund VP Large-Cap Value................................... $   75,397
    Wells Fargo Advantage VT International Equity Fund - Class 1. $  219,724
    Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $  365,261
    Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $   62,762

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                      A58

NOTE 5: PURCHASES AND SALES OF INVESTMENTS


        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2013 were as follows:

                                                                PURCHASES      SALES
                                                               ------------ -----------
Prudential Money Market Portfolio............................. $  3,728,051 $ 4,924,713
Prudential Diversified Bond Portfolio......................... $    464,620 $ 3,191,458
Prudential Equity Portfolio................................... $    354,412 $ 4,075,177
Prudential Value Portfolio.................................... $    782,925 $ 6,556,717
Prudential High Yield Bond Portfolio.......................... $  1,029,676 $ 3,307,885
Prudential Stock Index Portfolio.............................. $  1,528,288 $ 5,825,105
Prudential Global Portfolio................................... $    102,346 $   802,371
Prudential Jennison Portfolio................................. $    366,100 $ 3,779,776
Prudential Small Capitalization Stock Portfolio............... $    316,119 $ 1,093,489
T. Rowe Price International Stock Portfolio................... $    121,747 $   177,974
T. Rowe Price Equity Income Portfolio......................... $    136,290 $   821,950
Invesco V.I. Core Equity Fund................................. $    124,926 $ 1,386,462
Janus Aspen Janus Portfolio - Institutional Shares............ $     57,895 $   881,707
Janus Aspen Overseas Portfolio - Institutional Shares......... $    165,677 $ 1,484,829
MFS(R) Research Series - Initial Class........................ $     32,345 $   291,309
MFS(R) Growth Series - Initial Class.......................... $    231,971 $ 1,031,023
VP Value Fund................................................. $    155,666 $   558,770
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $    110,796 $   358,900
Prudential Jennison 20/20 Focus Portfolio..................... $     31,821 $   691,643
Davis Value Portfolio......................................... $      3,210 $   460,055
AllianceBernstein Large Cap Growth Portfolio Class B.......... $    145,475 $   109,840
Prudential SP Small Cap Value Portfolio....................... $    233,782 $ 1,996,109
Janus Aspen Janus Portfolio - Service Shares.................. $      4,040 $    50,010
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $     94,319 $ 1,514,036
Prudential SP International Growth Portfolio.................. $     50,270 $   557,159
Prudential SP International Value Portfolio................... $     15,070 $   579,301
AST Goldman Sachs Large-Cap Value Portfolio................... $  5,711,013 $ 3,930,430
AST Schroders Multi-Asset World Strategies Portfolio.......... $ 41,608,628 $28,300,435
AST Cohen & Steers Realty Portfolio........................... $  6,728,247 $ 5,854,717
AST J.P. Morgan Strategic Opportunities Portfolio............. $ 32,365,536 $20,202,823
AST Herndon Large-Cap Value Portfolio......................... $  4,345,472 $ 7,047,836
AST High Yield Portfolio...................................... $  7,780,594 $ 5,181,536
AST Federated Aggressive Growth Portfolio..................... $  4,965,861 $ 5,618,433
AST Mid-Cap Value Portfolio................................... $  3,176,876 $ 3,208,630
AST Small-Cap Value Portfolio................................. $  3,207,548 $ 3,269,007
AST Goldman Sachs Concentrated Growth Portfolio............... $  4,876,283 $ 4,751,690
AST Goldman Sachs Mid-Cap Growth Portfolio.................... $  9,063,019 $ 6,575,701
AST Large-Cap Value Portfolio................................. $  9,556,384 $ 4,091,825
AST Lord Abbett Core Fixed Income Portfolio................... $ 11,416,097 $14,040,626
AST Loomis Sayles Large-Cap Growth Portfolio.................. $  5,484,622 $10,555,196
AST MFS Growth Portfolio...................................... $  3,097,116 $ 3,003,345
AST Neuberger Berman Mid-Cap Growth Portfolio................. $  4,532,592 $ 6,102,548
AST Neuberger Berman / LSV Mid-Cap Value Portfolio............ $  7,097,508 $ 5,279,760
AST PIMCO Limited Maturity Bond Portfolio..................... $  5,095,252 $ 7,943,344
AST T. Rowe Price Equity Income Portfolio..................... $  7,193,687 $ 6,585,965
AST QMA US Equity Alpha Portfolio............................. $  3,660,316 $ 2,588,663
AST T. Rowe Price Natural Resources Portfolio................. $  8,101,713 $10,286,672
AST T. Rowe Price Asset Allocation Portfolio.................. $141,962,323 $42,207,229
AST MFS Global Equity Portfolio............................... $  5,996,869 $ 3,806,470
AST J.P. Morgan International Equity Portfolio................ $  6,090,997 $ 4,571,666
AST Templeton Global Bond Portfolio........................... $  4,678,075 $ 5,287,890
AST Wellington Management Hedged Equity Portfolio............. $ 36,194,951 $ 8,270,601
AST Capital Growth Asset Allocation Portfolio................. $110,369,874 $41,132,013
AST Academic Strategies Asset Allocation Portfolio............ $ 71,461,316 $63,216,308
AST Balanced Asset Allocation Portfolio....................... $102,038,271 $62,293,771
AST Preservation Asset Allocation Portfolio................... $ 71,380,413 $64,529,421

                                      A59

                                                               PURCHASES      SALES
                                                              ------------ ------------
AST First Trust Balanced Target Portfolio.................... $ 61,826,905 $ 25,264,833
AST Prudential Growth Allocation Portfolio................... $ 90,041,259 $ 44,532,174
AST Advanced Strategies Portfolio............................ $122,273,054 $ 28,306,678
AST T. Rowe Price Large-Cap Growth Portfolio................. $ 14,892,556 $ 12,347,993
AST Money Market Portfolio................................... $ 25,306,117 $ 27,561,557
AST Small-Cap Growth Portfolio............................... $  5,438,193 $  4,451,722
AST PIMCO Total Return Bond Portfolio........................ $ 52,834,569 $ 52,920,394
AST International Value Portfolio............................ $  2,423,214 $  2,224,970
AST International Growth Portfolio........................... $  5,168,579 $  3,132,402
NVIT Developing Markets Fund................................. $    333,549 $    301,004
AST Investment Grade Bond Portfolio.......................... $232,605,358 $458,445,971
AST Western Asset Core Plus Bond Portfolio................... $ 18,417,489 $ 13,109,206
AST Bond Portfolio 2018...................................... $ 12,749,270 $ 12,380,045
AST Bond Portfolio 2019...................................... $  1,719,228 $  2,066,890
AST Global Real Estate Portfolio............................. $  3,953,091 $  3,038,304
AST Parametric Emerging Markets Equity Portfolio............. $ 13,487,639 $ 10,492,799
AST Goldman Sachs Small-Cap Value Portfolio.................. $  6,336,033 $  6,096,399
AST Schroders Global Tactical Portfolio...................... $ 63,099,533 $ 21,378,380
AST RCM World Trends Portfolio............................... $ 69,631,844 $ 27,117,245
AST J.P. Morgan Global Thematic Portfolio.................... $ 42,079,480 $ 12,937,075
AST Goldman Sachs Multi-Asset Portfolio...................... $ 43,389,852 $ 23,491,263
AST FI Pyramis(R) Asset Allocation Portfolio................. $ 56,862,344 $ 16,317,536
ProFund VP Consumer Services................................. $     58,212 $    125,200
ProFund VP Consumer Goods Portfolio.......................... $      4,241 $    169,829
ProFund VP Financials........................................ $     41,857 $    235,286
ProFund VP Health Care....................................... $     65,388 $    180,716
ProFund VP Industrials....................................... $     35,388 $    193,493
ProFund VP Mid-Cap Growth.................................... $     14,920 $     74,877
ProFund VP Mid-Cap Value..................................... $          0 $     34,608
ProFund VP Real Estate....................................... $     27,183 $     27,685
ProFund VP Small-Cap Growth.................................. $     59,673 $     20,433
ProFund VP Small-Cap Value................................... $      9,999 $     21,522
ProFund VP Telecommunications................................ $     40,058 $    137,749
ProFund VP Utilities......................................... $     33,295 $     88,833
ProFund VP Large-Cap Growth.................................. $     35,023 $     49,171
ProFund VP Large-Cap Value................................... $      1,378 $     23,915
AST Bond Portfolio 2020...................................... $  6,638,197 $  2,214,778
AST Jennison Large-Cap Value Portfolio....................... $  3,573,504 $  1,942,450
AST Jennison Large-Cap Growth Portfolio...................... $  3,224,648 $  3,452,154
AST Bond Portfolio 2017...................................... $  7,942,939 $ 16,157,525
AST Bond Portfolio 2021...................................... $  6,218,245 $ 24,613,743
Wells Fargo Advantage VT International Equity Fund - Class 1. $        536 $    188,410
Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $          0 $    158,038
Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $          0 $      6,526
AST Bond Portfolio 2022...................................... $  9,399,159 $ 16,716,421
AST Quantitative Modeling Portfolio.......................... $    357,389 $     35,325
AST BlackRock Global Strategies Portfolio.................... $ 29,273,045 $  9,309,051
Wells Fargo Advantage VT Opportunity Fund - Class 1.......... $          0 $     83,461
AST Prudential Core Bond Portfolio........................... $  5,563,770 $  4,535,966
AST Neuberger Berman Core Bond Portfolio..................... $  3,471,385 $  1,153,207
AST Bond Portfolio 2023...................................... $ 68,838,885 $ 36,767,390
AST Franklin Templeton Founding Funds Allocation Portfolio... $ 42,114,257 $ 25,944,469
AST New Discovery Asset Allocation Portfolio................. $ 16,782,656 $  6,381,378
AST Western Asset Emerging Markets Debt Portfolio............ $     78,348 $     26,066
AST MFS Large-Cap Value Portfolio............................ $  1,477,143 $    309,969
AST Bond Portfolio 2024...................................... $ 19,201,777 $  9,638,275
AST AQR Emerging Markets Equity Portfolio.................... $     52,939 $        675
AST ClearBridge Dividend Growth Portfolio.................... $  1,926,859 $    180,376
AST QMA Emerging Markets Equity Portfolio.................... $     12,753 $         75
AST Multi-Sector Fixed Income Portfolio...................... $ 96,937,859 $    390,753
AST BlackRock iShares ETF Portfolio.......................... $  8,171,080 $    844,680

                                      A60

                                                         PURCHASES    SALES
                                                        ----------- ----------
  AST Franklin Templeton Founding Funds Plus Portfolio. $22,340,233 $1,894,544
  AST Defensive Asset Allocation Portfolio............. $ 9,811,861 $2,402,739
  AST AQR Large-Cap Portfolio.......................... $ 1,611,806 $  792,265
  AST QMA Large-Cap Portfolio.......................... $     3,043 $       16

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers' performance of such services with respect to each portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of each portfolio. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios. The Account invests only in Class I shares of the Prudential Series Fund, not Class II shares.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio, and the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Advanced Series Trust) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

        The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital

                                      A61
        gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        PI has voluntarily agreed to reimburse expenses and/or waive its management fees so that the indirect fees and expenses the Academic Strategies Portfolio incurs from its investment in underlying funds does not exceed an annual rate of 0.685% of the Academic Strategies Portfolio average daily net assets.

        The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio and AST QMA Large-Cap Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ----------------
                                       PRUDENTIAL MONEY MARKET PORTFOLIO*****
                   ----------------------------------------------------------------------------------
December 31, 2013  11,767 $0.97424 to  $10.02367 $14,204   0.00%    1.00%  to   1.80%  -1.79% to  -0.99%
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%    1.00%  to   1.80%  -1.80% to  -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%    1.00%  to   1.80%  -1.77% to  -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%  -1.73% to  -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%  -1.40% to  -0.60%

                                        PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013   9,448 $1.97826 to  $ 2.40199 $22,653   3.94%    1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%    1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%    1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%   8.78% to   9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%  18.56% to  18.91%

                                             PRUDENTIAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013   8,359 $1.69020 to  $ 2.89713 $22,929   0.00%    1.35%  to   1.80%  31.17% to  31.75%
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%    1.35%  to   1.80%  11.67% to  12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%    1.35%  to   1.80%  -5.17% to  -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%   9.93% to  10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%  35.71% to  36.32%

                                             PRUDENTIAL VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  10,703 $1.88848 to  $ 3.72763 $31,308   0.00%    1.35%  to   1.80%  30.74% to  31.32%
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%    1.35%  to   1.80%  12.59% to  13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%    1.35%  to   1.80%  -7.24% to  -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%  11.85% to  12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%  39.42% to  40.04%

                                      A62

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   5,209 $2.06706 to  $14.41969 $20,421   6.34%    1.35%  to   1.80%    5.36% to    5.81%
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  10,276 $1.29125 to  $ 2.92538 $26,062   0.00%    1.35%  to   1.75%   29.62% to   30.14%
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   2,834 $1.16583 to  $ 2.51978 $ 6,316   0.00%    1.35%  to   1.80%   25.04% to   25.59%
December 31, 2012   3,127 $0.93051 to  $ 2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $ 1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $ 1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  10,176 $1.12499 to  $ 3.24547 $28,558   0.00%    1.35%  to   1.80%   35.22% to   35.83%
December 31, 2012  11,491 $0.83026 to  $ 2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $ 2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $ 1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   1,263 $3.33520 to  $ 4.28706 $ 5,374   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   1,448 $2.40521 to  $ 3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $ 2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $ 2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   1,222 $1.26707 to  $ 1.66761 $ 2,039   0.86%    1.35%  to   1.40%   12.48% to   12.54%
December 31, 2012   1,240 $1.08327 to  $ 1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $ 1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $ 1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   2,490 $1.97830 to  $ 3.08233 $ 7,606   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012   2,698 $1.55020 to  $ 2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $ 2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $ 1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%

                                             INVESCO V.I. CORE EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2013   4,046 $1.33567 to  $ 2.55624 $10,328   1.39%    1.40%  to   1.65%   27.15% to   27.46%
December 31, 2012   4,531 $1.05048 to  $ 2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $ 1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $ 1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $ 1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013   2,492 $1.09299 to  $ 2.28537 $ 5,677   0.77%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012   2,873 $0.85244 to  $ 1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $ 1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $ 1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $ 1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013   2,206 $2.12113 to  $ 3.84746 $ 8,387   3.15%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012   2,538 $1.88205 to  $ 3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   2,904 $1.68615 to  $ 3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   3,325 $2.52677 to  $ 4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $ 3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%

                                      A63

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ----------------
                                       MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   ----------------------------------------------------------------------------------
December 31, 2013    744  $2.45201 to  $ 2.45201 $ 1,824   0.32%    1.40%  to   1.40%  30.46% to  30.46%
December 31, 2012    852  $1.87950 to  $ 1.87950 $ 1,601   0.79%    1.40%  to   1.40%  15.65% to  15.65%
December 31, 2011    990  $1.62522 to  $ 1.62522 $ 1,609   0.86%    1.40%  to   1.40%  -1.82% to  -1.82%
December 31, 2010  1,149  $1.65543 to  $ 1.65543 $ 1,902   0.93%    1.40%  to   1.40%  14.29% to  14.29%
December 31, 2009  1,248  $1.44843 to  $ 1.44843 $ 1,808   1.45%    1.40%  to   1.40%  28.75% to  28.75%

                                        MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ----------------------------------------------------------------------------------
December 31, 2013  2,769  $1.37938 to  $ 2.58719 $ 7,154   0.23%    1.35%  to   1.65%  34.63% to  35.03%
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%  15.47% to  15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%  -1.95% to  -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%  13.46% to  13.80%
December 31, 2009  4,435  $0.79756 to  $ 1.48114 $ 6,551   0.32%    1.35%  to   1.65%  35.43% to  35.83%

                                                    VP VALUE FUND
                   ----------------------------------------------------------------------------------
December 31, 2013    904  $2.38831 to  $ 2.90895 $ 2,611   1.63%    1.35%  to   1.65%  29.59% to  29.97%
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%  12.71% to  13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%  -0.62% to  -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%  11.58% to  11.91%
December 31, 2009  1,481  $1.47454 to  $ 1.77852 $ 2,621   5.79%    1.35%  to   1.65%  17.92% to  18.27%

                           FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ----------------------------------------------------------------------------------
December 31, 2013  1,311  $1.51967 to  $ 2.64465 $ 3,445   0.00%    1.35%  to   1.65%  35.92% to  36.31%
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%   9.04% to   9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%  -6.37% to  -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%  25.55% to  25.93%
December 31, 2009  1,702  $0.87224 to  $ 1.50320 $ 2,523   0.00%    1.35%  to   1.65%  41.25% to  41.68%

                                      PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  1,917  $2.17940 to  $ 2.32560 $ 4,450   0.00%    1.35%  to   1.65%  27.77% to  28.15%
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%   9.23% to   9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%  -5.72% to  -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%   6.08% to   6.40%
December 31, 2009  2,995  $1.56131 to  $ 1.64969 $ 4,934   0.49%    1.35%  to   1.65%  55.28% to  55.73%

                                                DAVIS VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  1,528  $1.52155 to  $ 1.53200 $ 2,326   0.81%    1.35%  to   1.40%  31.59% to  31.65%
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%  11.23% to  11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%  -5.73% to  -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%  10.93% to  11.25%
December 31, 2009  2,563  $0.96368 to  $ 0.99157 $ 2,528   0.88%    1.35%  to   1.65%  29.03% to  29.41%

                                ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS B
                   ----------------------------------------------------------------------------------
December 31, 2013    731  $0.92016 to  $ 0.92016 $   672   0.00%    1.40%  to   1.40%  35.09% to  35.09%
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%  14.23% to  14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%  -4.83% to  -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%   8.05% to   8.37%
December 31, 2009    852  $0.56193 to  $ 0.57885 $   490   0.00%    1.35%  to   1.65%  34.87% to  35.31%

                                       PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  3,977  $2.11323 to  $ 2.78722 $10,545   0.00%    1.35%  to   1.80%  35.02% to  35.61%
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%  13.39% to  14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%  -4.49% to  -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%  24.03% to  24.59%
December 31, 2009  8,611  $1.15887 to  $ 1.50448 $12,502   1.50%    1.35%  to   1.80%  28.50% to  29.05%

                                    JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ----------------------------------------------------------------------------------
December 31, 2013    308  $0.91682 to  $ 2.03533 $   451   0.65%    1.40%  to   1.75%  27.76% to  28.20%
December 31, 2012    354  $0.71657 to  $ 1.58757 $   389   0.42%    1.40%  to   1.75%  16.24% to  16.65%
December 31, 2011    428  $0.61555 to  $ 1.36100 $   423   0.40%    1.40%  to   1.75%  -7.16% to  -6.84%
December 31, 2010    679  $0.66210 to  $ 1.46090 $   668   0.37%    1.40%  to   1.75%  12.30% to  12.68%
December 31, 2009    566  $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%  33.67% to  34.14%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                 PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   3,313 $ 1.65032 to  $ 3.63925 $  9,283   0.00%    1.35%  to   1.80%   26.20% to   26.76%
December 31, 2012   3,842 $ 1.30516 to  $ 2.87251 $  8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011   4,764 $ 1.13467 to  $ 2.49218 $  9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010   5,712 $ 1.12786 to  $ 2.47225 $ 10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009   3,805 $ 0.95142 to  $ 2.08159 $  6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%

                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,570 $ 0.90445 to  $ 2.22017 $  2,576   0.00%    1.35%  to   1.80%   16.78% to   17.29%
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $ 0.68282 to  $ 1.66303 $  3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,220 $ 1.26933 to  $ 2.15874 $  2,222   0.00%    1.40%  to   1.75%   18.03% to   18.43%
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009   2,567 $ 1.00020 to  $ 1.68786 $  3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,474 $12.05440 to  $19.27594 $ 21,850   0.00%    0.85%  to   2.45%   25.90% to   32.41%
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009     254 $ 7.55020 to  $12.21751 $  2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  15,988 $11.05013 to  $15.76382 $201,708   0.00%    0.55%  to   2.85%   11.14% to   13.77%
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009   1,392 $ 9.24887 to  $12.39836 $ 13,894   1.08%    1.15%  to   2.55%   22.51% to   26.21%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,427 $ 9.68396 to  $21.94358 $ 20,164   0.00%    0.55%  to   2.85%   -1.36% to    2.57%
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009     149 $ 7.87308 to  $14.52687 $  1,281   2.78%    1.15%  to   2.10%   29.15% to   51.09%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  13,920 $10.76626 to  $14.34386 $173,481   0.00%    0.55%  to   2.85%    7.87% to   10.42%
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009   2,802 $ 9.68501 to  $11.67943 $ 29,570   0.83%    1.15%  to   2.50%   15.87% to   20.87%

                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,021 $12.16608 to  $20.19327 $ 15,533   0.00%    0.55%  to   2.85%   25.84% to   33.89%
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009     113 $ 7.82812 to  $12.77034 $    939   0.79%    1.15%  to   2.10%   15.83% to   26.46%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,971 $10.42183 to  $16.57675 $ 25,820   0.00%    0.55%  to   2.85%    4.10% to    6.59%
December 31, 2012   1,737 $11.01858 to  $15.76773 $ 21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011   1,020 $10.70991 to  $14.11698 $ 11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010     812 $10.68442 to  $13.94919 $  9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009     295 $ 9.93381 to  $12.52966 $  3,095   4.14%    1.15%  to   2.50%   25.08% to   34.28%

                                      A65

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,194  $12.91409 to  $23.42720 $19,715   0.00%    0.55%  to   2.85%   33.40% to   40.04%
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164   0.15%    1.15%  to   2.10%   29.87% to   31.41%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013    796  $12.06993 to  $22.94256 $12,997   0.00%    0.55%  to   2.85%   23.34% to   31.69%
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225   1.57%    1.15%  to   2.15%   32.64% to   37.31%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013    738  $12.47438 to  $23.06551 $12,107   0.00%    0.55%  to   2.85%   27.51% to   36.64%
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610   1.65%    1.15%  to   2.15%   24.33% to   25.56%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,359  $12.10233 to  $19.58170 $20,907   0.00%    0.55%  to   2.70%   22.97% to   29.03%
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,871  $12.28300 to  $22.97023 $31,747   0.00%    0.55%  to   2.85%   25.09% to   31.46%
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,823  $11.48738 to  $20.91410 $26,788   0.00%    0.85%  to   2.85%   31.12% to   38.67%
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  3,207  $ 9.71214 to  $14.52525 $37,729   0.00%    0.55%  to   2.85%   -4.79% to   -2.54%
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  2,199  $12.76835 to  $21.44225 $34,850   0.00%    0.85%  to   2.85%   30.12% to   35.45%
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013    920  $12.75859 to  $20.20752 $14,885   0.00%    0.55%  to   2.85%   29.91% to   35.95%
December 31, 2012    894  $10.71705 to  $15.06982 $10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011    456  $ 9.23171 to  $13.12223 $ 4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,420 $12.35736 to  $22.34107 $ 23,893   0.00%    0.55%  to   2.85%   25.73% to   31.88%
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009     181 $ 8.24353 to  $12.37664 $  1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,439 $12.86338 to  $25.44872 $ 24,541   0.00%    0.55%  to   2.85%   31.13% to   41.23%
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009     252 $ 8.06289 to  $13.73161 $  2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,729 $ 9.60905 to  $12.20183 $ 18,000   0.00%    0.55%  to   2.85%   -4.96% to   -2.71%
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009     419 $10.49444 to  $11.78015 $  4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,936 $11.28190 to  $20.25283 $ 27,731   0.00%    0.55%  to   2.85%   22.05% to   28.97%
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013     652 $12.26676 to  $22.22337 $ 10,686   0.00%    0.55%  to   2.45%   24.92% to   31.70%
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   2,809 $ 9.02327 to  $15.67993 $ 32,012   0.00%    0.55%  to   2.70%   12.14% to   14.75%
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  55,047 $11.16935 to  $16.97618 $752,863   0.00%    0.55%  to   2.85%   12.85% to   16.19%
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,354 $11.84660 to  $21.11684 $ 21,373   0.00%    0.55%  to   2.55%   20.29% to   26.93%
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%

                                     AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,941 $11.13965 to  $17.24255 $ 24,368   0.00%    0.55%  to   2.70%   12.25% to   14.73%
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to   21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to   -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%

                                      A67

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  -----------------
                                          AST TEMPLETON GLOBAL BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013   1,540 $ 9.69586 to  $12.75701 $ 16,326   0.00%    0.55%  to   2.85%   -6.50% to  -3.21%
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to   4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to   2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to   4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to  11.06%

                                   AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013   6,836 $11.11097 to  $17.50990 $ 78,530   0.00%    0.55%  to   2.70%   14.98% to  19.84%
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to  10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to  -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to  13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to  26.97%

                                     AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  35,937 $11.61737 to  $17.60529 $491,952   0.00%    0.55%  to   2.85%   17.67% to  22.00%
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to  13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to  -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to  12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to  23.91%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  32,209 $10.61030 to  $15.27338 $391,356   0.00%    0.55%  to   2.85%    6.84% to   9.37%
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to  11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to  -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to  10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to  23.19%

                                        AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  50,339 $11.23550 to  $16.38146 $670,129   0.00%    0.55%  to   2.85%   13.49% to  17.00%
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to  11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to  -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to  11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to  22.14%

                                      AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  38,187 $10.58368 to  $14.47848 $473,775   0.00%    0.55%  to   2.85%    6.10% to   8.61%
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to   9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to   0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to   9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to  18.91%

                                       AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  25,294 $10.97054 to  $16.29666 $324,399   0.00%    0.55%  to   2.85%   11.49% to  14.13%
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to   9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to  -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to  13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to  22.94%

                                       AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  23,646 $10.46525 to  $16.61628 $309,204   0.00%    0.55%  to   2.85%   13.69% to  16.38%
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to  12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to  -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to  17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to  24.79%

                                           AST ADVANCED STRATEGIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  40,149 $11.12429 to  $17.34521 $545,108   0.00%    0.55%  to   2.85%   12.52% to  15.92%
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to  13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to  -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to  12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to  24.95%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   3,040 $13.54255 to  $23.51273 $ 53,672   0.00%    0.55%  to   2.85%   37.92% to   43.23%
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,861 $ 8.90088 to  $10.20011 $ 17,661   0.00%    0.55%  to   2.85%   -2.85% to   -0.55%
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,115 $12.40268 to  $24.92978 $ 19,844   0.00%    0.55%  to   2.85%   26.69% to   34.43%
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  21,555 $ 9.69455 to  $14.04141 $242,502   0.00%    0.55%  to   2.85%   -4.63% to   -2.38%
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013     729 $10.31966 to  $16.44049 $  8,992   0.00%    0.85%  to   2.70%   16.24% to   18.45%
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,396 $10.08092 to  $17.57026 $ 17,591   0.00%    0.85%  to   2.85%   15.66% to   18.04%
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2013      47 $14.51720 to  $15.02994 $    692   0.92%    1.40%  to   1.80%   -1.74% to   -1.35%
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%

                                           AST INVESTMENT GRADE BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   3,598 $ 9.58248 to  $14.96161 $ 45,743   0.00%    0.55%  to   2.25%   -5.36% to   -3.72%
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%

                                       AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   4,456 $ 9.72854 to  $12.10414 $ 50,085   0.00%    0.55%  to   2.85%   -4.30% to   -2.03%
December 31, 2012   3,920 $11.03135 to  $12.52719 $ 45,582   3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628 $10.63550 to  $11.84188 $ 28,880   2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%

                                      A69

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                 AST BOND PORTFOLIO 2018
                   --------------------------------------------------------------------------------------
December 31, 2013   1,883 $11.25098 to  $13.29882 $ 21,676   0.00%    1.90%  to   2.85%   -5.90% to   -4.95%
December 31, 2012   1,799 $11.95683 to  $13.99125 $ 21,894   0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787 $11.64275 to  $13.48663 $ 21,049   0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%

                                               AST BOND PORTFOLIO 2019****
                   --------------------------------------------------------------------------------------
December 31, 2013     159 $11.30601 to  $13.03100 $  1,846   0.00%    1.90%  to   2.85%   -7.54% to   -6.64%
December 31, 2012     183 $12.22857 to  $13.98700 $  2,283   0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0 $13.49739 to  $13.62798 $      0   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%

                                            AST GLOBAL REAL ESTATE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013     614 $10.08073 to  $19.50272 $  8,308   0.00%    0.85%  to   2.85%    1.37% to    3.46%
December 31, 2012     547 $10.79040 to  $19.05468 $  7,170   1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334 $ 8.72255 to  $15.32029 $  3,472   2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%

                                    AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   2,763 $ 8.85375 to  $15.79714 $ 28,800   0.00%    0.55%  to   2.85%   -2.63% to   -0.33%
December 31, 2012   2,458 $ 8.90982 to  $16.06935 $ 26,031   1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592 $ 7.61998 to  $13.89229 $ 14,499   0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%

                                       AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,579 $12.69230 to  $24.38308 $ 28,052   0.00%    0.55%  to   2.70%   29.72% to   38.05%
December 31, 2012   1,525 $10.52515 to  $17.90792 $ 19,892   0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959 $ 9.17568 to  $15.78149 $ 11,040   0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791 $11.42102 to  $15.88201 $  9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009     188 $ 9.46659 to  $12.77276 $  1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%

                                         AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  18,974 $11.25123 to  $17.46806 $258,398   0.00%    0.55%  to   2.85%   13.73% to   17.41%
December 31, 2012  15,190 $ 9.90321 to  $15.08440 $179,781   0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911 $ 8.75838 to  $13.26883 $ 81,484   0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917 $ 9.19665 to  $13.85815 $ 62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009   1,375 $ 8.24406 to  $12.35611 $ 11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%

                                             AST RCM WORLD TRENDS PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  25,218 $10.83902 to  $15.07275 $310,506   0.00%    0.55%  to   2.85%    9.24% to   11.82%
December 31, 2012  21,004 $ 9.89825 to  $13.66670 $235,725   0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121 $ 9.20021 to  $12.63456 $114,175   0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792 $ 9.60436 to  $13.11882 $ 81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009   1,753 $ 8.79604 to  $11.95029 $ 15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%

                                        AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  12,110 $11.18390 to  $16.96442 $161,361   0.00%    0.55%  to   2.85%   12.87% to   15.64%
December 31, 2012   9,458 $10.49066 to  $14.87346 $111,417   0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964 $ 9.31537 to  $13.35045 $ 52,174   0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330 $ 9.76990 to  $13.68833 $ 35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009     810 $ 8.78979 to  $12.26108 $  7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%

                                         AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  14,493 $10.52772 to  $14.75766 $174,100   0.00%    0.55%  to   2.85%    6.36% to    9.22%
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009   2,050 $ 9.13296 to  $11.87199 $ 19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%

                                      A70

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  13,958 $11.38633 to  $16.60998 $188,038   0.00%    0.55%  to   2.85%   15.36% to   18.57%
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009     504 $ 8.84522 to  $11.98361 $  4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      21 $18.72284 to  $20.07642 $    388   0.26%    0.55%  to   1.50%   37.80% to   39.10%
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009      26 $ 9.08577 to  $ 9.08577 $    238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      14 $15.49003 to  $15.49003 $    221   0.86%    1.50%  to   1.50%   26.55% to   26.55%
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009      26 $ 9.19832 to  $ 9.19832 $    242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      46 $ 8.58077 to  $ 8.87284 $    409   0.43%    1.50%  to   2.10%   29.36% to   30.13%
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009      62 $ 5.98047 to  $ 5.98047 $    372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      23 $16.64400 to  $17.20941 $    399   0.35%    1.50%  to   2.10%   36.88% to   37.69%
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009      32 $ 9.82996 to  $ 9.82996 $    313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                                 PROFUND VP INDUSTRIALS
                   --------------------------------------------------------------------------------------
December 31, 2013      19 $13.67512 to  $13.67512 $    255   0.55%    1.50%  to   1.50%   36.15% to   36.15%
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009      41 $ 7.46270 to  $ 7.46270 $    304   1.28%    1.50%  to   1.50%   22.27% to   22.27%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013       6 $14.47394 to  $14.96601 $     90   0.00%    1.50%  to   2.10%   27.84% to   28.60%
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009       7 $ 8.37491 to  $ 8.45797 $     62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013       4 $14.01527 to  $14.01527 $     54   0.34%    1.50%  to   1.50%   30.21% to   30.21%
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009      10 $ 8.34400 to  $ 8.34400 $     85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      14 $ 9.82468 to  $10.04669 $    144   1.36%    1.50%  to   1.90%   -1.77% to   -1.39%
December 31, 2012      14 $10.00220 to  $10.18798 $    144   2.57%    1.50%  to   1.90%   14.98% to   15.44%
December 31, 2011      12 $ 8.69881 to  $ 8.82559 $    110   0.00%    1.50%  to   1.90%    2.80% to    3.20%
December 31, 2010      16 $ 8.46186 to  $11.54906 $    133   3.89%    1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009      18 $ 6.91515 to  $ 6.96107 $    122   3.45%    1.50%  to   1.90%   25.51% to   26.01%

                                      A71

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                 PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     5   $16.05873 to  $18.52593 $    87    0.00%   0.55%  to   1.50%   38.35% to  39.65%
December 31, 2012     3   $11.60725 to  $11.60725 $    32    0.00%   1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011     2   $10.47427 to  $10.55029 $    26    0.00%   1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010     3   $10.49669 to  $10.49669 $    28    0.00%   1.50%  to   1.50%   23.87% to  23.87%
December 31, 2009     4   $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to  24.31%

                                  PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     1   $15.04112 to  $16.79752 $    15    0.22%   0.55%  to   1.50%   35.64% to  36.92%
December 31, 2012     2   $11.08892 to  $11.08892 $    20    0.00%   1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011     2   $ 9.68994 to  $ 9.68994 $    19    0.00%   1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010     2   $10.25585 to  $10.25585 $    25    0.10%   1.50%  to   1.50%   20.30% to  20.30%
December 31, 2009     2   $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to  18.62%

                                PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013    16   $11.15492 to  $11.15492 $   174    2.94%   1.50%  to   1.50%   10.41% to  10.41%
December 31, 2012    24   $10.10290 to  $10.10290 $   247    4.12%   1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011    29   $ 8.80105 to  $ 8.80105 $   255    2.96%   1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010    28   $ 8.76916 to  $12.16509 $   245    2.84%   1.50%  to   1.55%   13.98% to  21.09%
December 31, 2009    29   $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to   5.73%

                                     PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013    18   $10.25797 to  $10.48966 $   184    2.59%   1.50%  to   1.90%   11.20% to  11.64%
December 31, 2012    23   $ 9.22480 to  $ 9.39609 $   212    2.71%   1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011    27   $ 9.38722 to  $ 9.52393 $   259    2.51%   1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010    30   $ 8.14003 to  $10.77660 $   244    2.49%   1.50%  to   1.90%    3.97% to   7.40%
December 31, 2009    23   $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to   9.10%

                                 PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     3   $13.46336 to  $16.49009 $    48    0.39%   0.55%  to   2.10%   27.98% to  29.95%
December 31, 2012     5   $10.52001 to  $10.81361 $    49    0.07%   1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011     4   $ 9.52935 to  $ 9.73772 $    37    0.00%   1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010     5   $ 9.43387 to  $ 9.58358 $    46    0.07%   1.50%  to   2.10%   10.86% to  11.51%
December 31, 2009     8   $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to  27.82%

                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     6   $11.63395 to  $11.63395 $    73    0.88%   1.50%  to   1.50%   27.97% to  27.97%
December 31, 2012     8   $ 9.09087 to  $ 9.09087 $    75    0.76%   1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011    18   $ 7.99461 to  $ 7.99461 $   141    0.76%   1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010    17   $ 8.21947 to  $ 8.21947 $   139    0.96%   1.50%  to   1.50%   11.23% to  11.23%
December 31, 2009    15   $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to  17.70%

                              AST BOND PORTFOLIO 2020**** (AVAILABLE ON JANUARY 02, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013   380   $10.61606 to  $11.87901 $ 4,467    0.00%   1.30%  to   2.85%   -9.18% to  -7.72%
December 31, 2012    11   $11.60016 to  $12.95314 $   135    0.58%   1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011    66   $11.06416 to  $12.41953 $   746    1.13%   1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010   331   $ 9.54633 to  $10.66744 $ 3,199    0.00%   1.30%  to   2.55%    6.10% to  10.41%
December 31, 2009     0   $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to  -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013   694   $12.19594 to  $15.68669 $ 9,817    0.00%   0.55%  to   2.45%   24.20% to  30.71%
December 31, 2012   557   $ 9.54913 to  $12.07266 $ 6,101    0.42%   0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011   339   $ 8.50545 to  $10.78439 $ 3,336    0.33%   0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010   251   $10.51922 to  $11.58869 $ 2,684    0.02%   1.15%  to   2.45%    5.50% to  12.43%
December 31, 2009    11   $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to   1.59%

                       AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013   879   $13.00723 to  $17.33075 $14,245    0.00%   0.55%  to   2.70%   32.55% to  35.74%
December 31, 2012   876   $10.54999 to  $12.84306 $10,610    0.00%   0.55%  to   2.70%   12.07% to  14.55%
December 31, 2011   435   $10.49190 to  $11.27814 $ 4,657    0.00%   0.55%  to   2.70%   -2.05% to   0.11%
December 31, 2010   193   $10.71155 to  $11.33263 $ 2,096    0.00%   1.15%  to   2.70%    7.43% to  10.05%
December 31, 2009     4   $10.29227 to  $10.29766 $    42    0.00%   1.15%  to   1.55%    2.06% to   2.11%

                                      A72

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                 AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013   1,177 $11.05171 to  $11.46858 $ 13,346   0.00%    1.90%  to   2.85%   -4.85% to   -3.92%
December 31, 2012   1,847 $11.61498 to  $11.93630 $ 21,847   0.52%    1.90%  to   2.85%    2.12% to    3.12%
December 31, 2011   1,836 $11.37404 to  $11.57526 $ 21,132   0.04%    1.90%  to   2.85%    8.24% to    9.30%
December 31, 2010      19 $10.52124 to  $10.59081 $    205   0.00%    1.90%  to   2.70%    5.24% to    5.92%

                                 AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013     732 $11.70587 to  $12.61919 $  8,756   0.00%    1.50%  to   2.85%   -9.65% to   -8.38%
December 31, 2012   2,129 $12.95637 to  $13.85470 $ 28,167   0.78%    1.30%  to   2.85%    3.75% to    5.42%
December 31, 2011   2,642 $12.48861 to  $13.14210 $ 33,532   0.06%    1.30%  to   2.85%   16.88% to   18.76%
December 31, 2010     396 $10.93130 to  $11.06626 $  4,359   0.00%    1.30%  to   2.55%    9.31% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013       3 $16.21604 to  $16.62307 $     52   0.95%    1.50%  to   1.75%   17.88% to   18.17%
December 31, 2012      16 $13.75687 to  $14.06753 $    220   1.65%    1.50%  to   1.75%   11.72% to   12.00%
December 31, 2011      17 $12.31349 to  $12.56056 $    206   0.63%    1.50%  to   1.75%  -14.29% to  -14.08%
December 31, 2010      17 $14.36608 to  $14.61842 $    242   0.00%    1.50%  to   1.75%   20.88% to   21.01%

                    WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013     107 $ 2.97767 to  $ 3.05971 $    318   0.32%    1.50%  to   1.75%   37.81% to   38.15%
December 31, 2012     169 $ 2.16078 to  $ 2.21481 $    365   0.00%    1.50%  to   1.75%   18.68% to   18.97%
December 31, 2011     179 $ 1.82068 to  $ 1.86164 $    326   0.00%    1.50%  to   1.75%   -6.99% to   -6.75%
December 31, 2010     188 $ 1.95742 to  $ 1.99650 $    368   0.00%    1.50%  to   1.75%   26.08% to   26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013       5 $13.69207 to  $13.80927 $     65   0.95%    1.50%  to   1.75%   13.05% to   13.33%
December 31, 2012       5 $12.11133 to  $12.18494 $     63   1.15%    1.50%  to   1.75%   12.36% to   12.64%
December 31, 2011       6 $10.77879 to  $10.81752 $     61   0.89%    1.50%  to   1.75%   -8.65% to   -8.43%
December 31, 2010       6 $11.79975 to  $11.81311 $     71   0.00%    1.50%  to   1.75%   21.84% to   21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013   1,150 $10.72225 to  $11.24906 $ 12,611   0.00%    1.30%  to   2.85%  -12.32% to  -10.90%
December 31, 2012   1,737 $12.22859 to  $12.62575 $ 21,559   0.03%    1.30%  to   2.85%    2.83% to    4.49%
December 31, 2011   1,302 $11.89255 to  $12.08351 $ 15,604   0.00%    1.30%  to   2.85%   18.93% to   20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013      36 $11.59795 to  $12.03673 $    425   0.00%    1.30%  to   2.15%   17.54% to   20.81%
December 31, 2012       7 $ 9.88459 to  $ 9.96370 $     74   0.04%    1.30%  to   1.80%   11.15% to   11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013  10,680 $10.68726 to  $11.33041 $117,339   0.00%    0.55%  to   2.70%    7.86% to   10.24%
December 31, 2012   8,594 $ 9.95090 to  $10.27765 $ 86,714   0.46%    0.55%  to   2.45%    9.15% to   11.28%
December 31, 2011   4,835 $ 9.12583 to  $ 9.21697 $ 44,314   0.00%    0.85%  to   2.35%   -8.74% to   -7.82%

                    WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013      11 $15.68076 to  $15.77168 $    175   0.40%    1.50%  to   1.75%   28.74% to   29.06%
December 31, 2012      17 $12.18018 to  $12.22072 $    210   0.54%    1.50%  to   1.75%   13.81% to   14.09%
December 31, 2011      25 $10.70255 to  $10.71170 $    268   0.00%    1.50%  to   1.75%    4.69% to    4.78%

                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013     751 $ 9.68326 to  $10.37327 $  7,694   0.00%    0.85%  to   2.50%   -4.70% to   -3.14%
December 31, 2012     643 $10.50845 to  $10.70984 $  6,835   0.17%    0.85%  to   2.50%    4.49% to    6.20%
December 31, 2011      36 $10.06003 to  $10.07683 $    360   0.00%    1.30%  to   2.25%    0.42% to    0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013     588 $ 9.66002 to  $10.10259 $  5,832   0.00%    0.85%  to   2.35%   -5.12% to   -3.66%
December 31, 2012     349 $10.31269 to  $10.48627 $  3,621   0.23%    0.85%  to   2.25%    2.51% to    3.98%
December 31, 2011      44 $10.06278 to  $10.07694 $    444   0.00%    1.30%  to   2.10%    0.35% to    0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013   3,733 $ 8.97494 to  $ 9.26704 $ 34,013   0.00%    1.30%  to   2.85%  -12.76% to  -11.35%
December 31, 2012     376 $10.28760 to  $10.45376 $  3,908   0.00%    1.30%  to   2.85%    2.88% to    4.54%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013  21,362 $11.73153 to  $13.33778 $280,960   0.00%    0.85%  to   2.85%   19.00% to   23.41%
December 31, 2012  19,511 $10.65915 to  $10.80738 $209,728   0.00%    0.85%  to   2.85%    6.62% to    8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013   3,288 $11.30516 to  $12.30125 $ 39,476   0.00%    0.55%  to   2.85%   14.35% to   18.26%
December 31, 2012   2,285 $10.23818 to  $10.40185 $ 23,601   0.95%    0.55%  to   2.85%    2.41% to    4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013      12 $ 9.16475 to  $ 9.42915 $    111   0.00%    1.30%  to   1.95%   -9.33% to   -8.03%
December 31, 2012       7 $10.38171 to  $10.39933 $     68   0.00%    1.30%  to   1.75%    3.83% to    4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013     101 $12.28936 to  $13.63955 $  1,362   0.00%    0.85%  to   2.30%   25.05% to   33.36%
December 31, 2012       4 $10.18909 to  $10.21028 $     40   0.00%    1.30%  to   1.85%    1.91% to    2.11%

                                  AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013   1,035 $ 8.65594 to  $ 8.79557 $  9,045   0.00%    1.30%  to   2.85%  -13.44% to  -12.04%

                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013       5 $10.07351 to  $10.14041 $     53   0.00%    1.15%  to   1.90%    0.75% to    1.41%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013     163 $11.55659 to  $11.74413 $  1,895   0.00%    0.85%  to   2.70%   15.59% to   17.45%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013       1 $ 9.61277 to  $ 9.61912 $     13   0.00%    1.45%  to   1.55%   -3.86% to   -3.80%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013  10,228 $ 9.51265 to  $ 9.57903 $ 97,295   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                             AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013     731 $10.44187 to  $10.55835 $  7,677   0.00%    0.85%  to   2.45%    4.44% to    5.59%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013   2,011 $10.75656 to  $10.87654 $ 21,750   0.00%    0.85%  to   2.45%    7.59% to    8.77%

                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013     779 $ 9.63552 to  $ 9.74308 $  7,550   0.00%    0.85%  to   2.45%   -3.63% to   -2.56%

                                 AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013      74 $11.65345 to  $11.70178 $    857   0.00%    0.85%  to   1.45%   16.55% to   17.03%

                               AST QMA LARGE-CAP PORTFOLIO **** (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013       0 $11.69306 to  $11.69306 $      3   0.00%    1.45%  to   1.45%   16.94% to   16.94%

        --------
         * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

         ** These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

                                      A74

         *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

         ****Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

        *****Investment Income Ratio for the Prudential Money Market Portfolio is less than 0.01%.

        CHARGES AND EXPENSES

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV

                                      A75

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.45%     Premier Bb with GMIB
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits

                                      A76

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II
               Premier Retirement L - No Optional Benefits
               Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
               Premier Retirement C Share- No Optional Benefits
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II

                                      A77

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product).

                                      A78

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or Fixed Rate Option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various contract level charges as described in contract charges and features section located above.

                                      A79

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2014

                                      A80

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2013 and 2012

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page#
                                                                          -----
 Financial Statements
 --------------------
 Management's Annual Report on Internal Control Over Financial Reporting   B-2

 Financial Statements:

 Statements of Financial Position - December 31, 2013 and 2012             B-3

 Statements of Operations and Comprehensive Income (Loss)
 Years ended December 31, 2013, 2012 and 2011                              B-4

 Statements of Equity
 Years ended December 31, 2013, 2012 and 2011                              B-5

 Statements of Cash Flows
 Years ended December 31, 2013, 2012 and 2011                              B-6

 Notes to Financial Statements                                             B-8

 Report of Independent Registered Public Accounting Firm                  B-55

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2013, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2013.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 10, 2014

                         Part I- Financial Information

Item 1. Financial Statements

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2013 and December 31, 2012 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                     December 31,   December 31,
                                                                                                        2013           2012
                                                                                                    -------------- --------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013-$889,548; 2012-$976,665)  $      927,341 $    1,066,071
Equity securities, available-for-sale, at fair value (cost: 2013-$91; 2012-$1,303)                             116          1,381
Trading account assets, at fair value                                                                            0          1,390
Policy loans                                                                                               176,885        173,622
Short-term investments                                                                                       5,180          2,226
Commercial mortgage and other loans                                                                        292,532        221,728
Other long-term investments                                                                                 37,505         41,312
                                                                                                    -------------- --------------
    Total investments                                                                                    1,439,559      1,507,730
Cash and cash equivalents                                                                                   40,641         50,596
Deferred policy acquisition costs                                                                          439,315        327,832
Accrued investment income                                                                                   15,024         15,782
Reinsurance recoverables                                                                                   999,240        870,122
Receivables from parents and affiliates                                                                     34,479         29,221
Deferred sales inducements                                                                                  88,350         70,728
Income taxes                                                                                                     -         33,557
Other assets                                                                                                 8,264          9,131
Separate account assets                                                                                 10,235,426      8,373,780
                                                                                                    -------------- --------------
    TOTAL ASSETS                                                                                    $   13,300,298 $   11,288,479
                                                                                                    ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                                     $    1,360,664 $    1,221,932
Future policy benefits and other policyholder liabilities                                                  772,537        825,869
Cash collateral for loaned securities                                                                        4,081          2,134
Securities sold under agreements to repurchase                                                                   -              -
Income taxes                                                                                                23,467              -
Short-term debt to affiliates                                                                               24,000         24,000
Long-term debt to affiliates                                                                                93,000         85,000
Payables to parent and affiliates                                                                            4,607          2,383
Other liabilities                                                                                          132,083         83,541
Separate account liabilities                                                                            10,235,426      8,373,780
                                                                                                    -------------- --------------
    TOTAL LIABILITIES                                                                                   12,649,865     10,618,639
                                                                                                    -------------- --------------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and outstanding)                             2,000          2,000
Additional paid-in capital                                                                                 211,147        211,049
Retained earnings                                                                                          420,185        409,342
Accumulated other comprehensive income                                                                      17,101         47,449
                                                                                                    -------------- --------------
    TOTAL EQUITY                                                                                           650,433        669,840
                                                                                                    -------------- --------------
    TOTAL LIABILITIES AND EQUITY                                                                    $   13,300,298 $   11,288,479
                                                                                                    ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                                  2013          2012          2011
                                                                             -------------- ------------ ---------------
REVENUES
Premiums                                                                     $       14,893 $     14,133 $        15,305
Policy charges and fee income                                                       156,811      146,460         113,472
Net investment income                                                                68,653       79,655          77,556
Asset administration fees                                                            33,752       29,462          21,630
Other income                                                                          3,410        4,418           3,253
Realized investment gains (losses), net:
 Other-than-temporary impairments on fixed maturity securities                            -      (3,852)         (7,483)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                              -        2,382           7,215
 Other realized investment gains (losses), net                                       22,581       11,947       (109,788)
                                                                             -------------- ------------ ---------------
        Total realized investment gains (losses), net                                22,581       10,477       (110,056)
                                                                             -------------- ------------ ---------------
 TOTAL REVENUES                                                                     300,100      284,605         121,160
                                                                             -------------- ------------ ---------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                              22,893       35,689          27,226
Interest credited to policyholders' account balances                                 17,173       31,952          62,222
Amortization of deferred policy acquisition costs                                  (44,181)        7,145          90,046
General, administrative and other expenses                                           73,006       66,552          50,061
                                                                             -------------- ------------ ---------------
 TOTAL BENEFITS AND EXPENSES                                                         68,891      141,338         229,555
                                                                             -------------- ------------ ---------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                   231,209      143,267       (108,395)
                                                                             -------------- ------------ ---------------

 Income Taxes:
   Current                                                                           33,370       64,255           (715)
   Deferred                                                                          31,996     (25,049)        (47,893)
                                                                             -------------- ------------ ---------------
Total income tax expense (benefit)                                                   65,366       39,206        (48,608)
                                                                             -------------- ------------ ---------------
NET INCOME (LOSS)                                                            $      165,843 $    104,061 $      (59,787)
                                                                             -------------- ------------ ---------------

Other comprehensive income (loss), before tax:
   Foreign currency translation adjustments                                              38           33            (32)
   Net unrealized investment gains (losses):
     Unrealized investment gains (losses) for the period                           (42,217)       12,645          21,317
     Reclassification adjustment for (gains) losses included in net
      income                                                                        (4,511)     (12,176)           6,397
                                                                             -------------- ------------ ---------------
   Net unrealized investment gains (losses)                                        (46,728)          469          27,714
                                                                             -------------- ------------ ---------------
Other comprehensive income (loss), before tax                                      (46,690)          502          27,682
   Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                                            13           12            (11)
     Net unrealized investment gains (losses)                                      (16,355)          165           9,700
                                                                             -------------- ------------ ---------------
      Total                                                                        (16,342)          177           9,689
Other comprehensive income (loss), net of tax:                                     (30,348)          325          17,993
                                                                             -------------- ------------ ---------------
COMPREHENSIVE INCOME (LOSS)                                                  $      135,495 $    104,386 $      (41,794)
                                                                             ============== ============ ===============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                             Statements of Equity
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                                                Accumulated
                                                                                                   Other
                                                                   Additional                   Comprehensive
                                                        Common      Paid-in       Retained         Income
                                                        Stock       Capital      Earnings          (Loss)        Total Equity
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2010                             $  2,000   $  169,742    $   365,068     $    29,131      $   565,941
Contributed Capital                                           -       38,000              -               -           38,000
Contributed/distributed capital- parent/child asset
 transfers                                                    -          186              -               -              186
Comprehensive income (loss):
  Net income (loss)                                           -            -        (59,787)              -          (59,787)
  Other comprehensive income (loss), net of tax               -            -              -          17,993           17,993
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    (41,794)
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $   305,281     $    47,124      $   562,333
Contributed capital                                           -            -              -               -                -
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121              -               -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -        104,061               -          104,061
  Other comprehensive income (loss), net of tax               -            -              -             325              325
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    104,386
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $   409,342     $    47,449      $   669,840
Dividend to parent                                            -            -       (155,000)              -         (155,000)
Contributed/distributed capital- parent/child asset
 transfers                                                    -           98              -               -               98
Comprehensive income (loss):
  Net income (loss)                                           -            -        165,843               -          165,843
  Other comprehensive income (loss), net of tax               -            -              -        (30,348)          (30,348)
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    135,495
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2013                             $  2,000   $  211,147    $   420,185     $    17,101      $   650,433
                                                       ========   ===========   ===========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                            2013           2012           2011
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                       $     165,843  $     104,061  $    (59,787)
Adjustments to reconcile net income to net cash provided by operating activities:
 Policy charges and fee income                                                  7,462       (12,488)       (25,622)
 Interest credited to policyholders' account balances                          17,173         31,952         62,222
 Realized investment (gains) losses, net                                     (22,581)       (10,477)        110,056
 Amortization and other non-cash items                                       (11,323)        (9,959)        (2,359)
 Change in:
   Future policy benefits and other insurance liabilities                     148,527        132,050         93,600
   Reinsurance recoverables                                                 (157,241)      (101,575)      (127,939)
   Accrued investment income                                                      757          (247)          (910)
   Receivables from parent and affiliates                                     (3,066)        (6,045)          2,213
   Payables to parent and affiliates                                            2,107            115        (3,569)
   Deferred policy acquisition costs                                         (98,081)       (83,684)           (25)
   Income taxes payable                                                        73,312       (12,047)       (73,506)
   Deferred sales inducements                                                 (1,793)       (19,219)       (22,392)
   Other, net                                                                   6,635        (2,598)       (13,260)
                                                                       -------------- -------------- --------------
Cash flows from (used in) operating activities                          $     127,731  $       9,839  $    (61,278)
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                   $     239,272  $     156,250  $     171,016
 Short-term investments                                                        20,680         13,568         21,230
 Policy loans                                                                  24,664         18,879         20,142
 Ceded policy loans                                                           (3,527)          (337)              -
 Commercial mortgage and other loans                                           25,683         39,474         27,533
 Other long-term investments                                                    2,110          2,115          1,373
 Equity securities, available for sale                                          6,650          2,660            474
 Trading Account Assets, at fair value                                          1,499              -              -
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                       (148,365)      (143,093)      (293,216)
 Short-term investments                                                      (23,631)       (14,725)       (14,899)
 Policy loans                                                                (17,687)       (21,058)       (14,130)
 Ceded policy loans                                                             2,224          6,890              -
 Commercial mortgage and other loans                                         (96,841)       (66,362)       (75,298)
 Other long-term investments                                                  (8,997)       (12,164)        (7,533)
 Equity securities, available for sale                                        (5,253)        (2,508)        (1,347)
 Notes receivable from parent and affiliates, net                             (2,235)          (248)          1,334
 Other, net                                                                     (123)          (103)             24
                                                                       -------------- -------------- --------------
Cash flows from (used in) investing activities                          $      16,123  $    (20,762)  $   (163,297)
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                        $     230,627  $     215,909  $     159,318
 Ceded policyholders' account deposits                                      (124,909)       (79,417)              -
 Policyholders' account withdrawals                                         (130,982)      (123,185)       (83,438)
 Ceded policyholders' account withdrawals                                      10,785          1,436              -
 Net change in securities sold under agreement to repurchase and cash
   collateral for loaned securities                                             1,947       (18,094)         16,859
 Dividend to parent                                                         (155,000)              -              -
 Contributed capital                                                                -              -         38,000
 Contributed/Distributed capital- parent/child asset transfers                    150              -            186
 Net change in financing arrangements (maturities 90 days or less)           (13,000)       (13,000)         26,000
 Drafts outstanding                                                             5,573          (853)       (37,588)
 Net change in long-term borrowing                                             21,000         52,000         44,000
                                                                       -------------- -------------- --------------
Cash flows from (used in) financing activities                          $   (153,809)  $      34,796  $     163,337
                                                                       -------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS       (9,955)       23,873       (61,238)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                50,596       26,723         87,961
                                                      ------------ ------------ --------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $    40,641  $    50,596  $      26,723
                                                      ============ ============ ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                    $     7,265  $    97,799  $      25,000
  Interest paid                                        $     2,341  $     1,683  $          98

                       See Notes to Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and PAR U, an affiliate. See Note 13 to the Financial Statements for more information on related party transactions.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
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1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the ("Company"), is a wholly owned subsidiary of the Pruco Life Insurance Company, or ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or ("Prudential Financial"). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities, primarily through affiliated and unaffiliated distributors, in New Jersey and New York only.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are carried at amortized cost and classified as "held-to-maturity." The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, DSI, future policy benefits, and

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

policyholder account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by

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discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, DSI, certain future policy benefits, policyholder account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Deferred policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (at least 30 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the future equity return assumptions.

However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain

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optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in "Amortization of deferred policy acquisition costs" in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living

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benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated general account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the general account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 0.00% to 7.25% at December 31, 2013, and from 1.00% to 7.25% at December 31, 2012.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

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Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income from contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
13). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

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When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is

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required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in "Deferred policy acquisition costs" of $91 million and $95 million, an increase in "Policyholders' Account Balances" of

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

less than $1 million for both periods, and a reduction in "Total equity" of $59 million and $62 million, respectively. The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was an increase of $1 million and decreases of $11 million and $6 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs," and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a significant effect on the Company's financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance did not have a significant effect on the Company's financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company's financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's financial position, results of operations, or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                     December 31, 2013
                                                             ----------------------------------------------------------------
                                                                                                                  Other-than-
                                                                             Gross         Gross                   temporary
                                                              Amortized    Unrealized    Unrealized     Fair      Impairments
                                                                Cost         Gains         Losses       Value     in AOCI (3)
                                                             ------------ ------------- ------------ ------------ -----------
                                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     24,842 $       2,939 $          - $     27,781 $         -
Obligations of U.S. states and their political subdivisions         4,781            53          153        4,681           -
Foreign government bonds                                           11,457           901            -       12,358           -
Public utilities                                                  105,717         3,898        2,371      107,244           -
All other corporate securities                                    600,938        34,010        7,582      627,366         (45)
Asset-backed securities (1)                                        51,651           611        1,084       51,178        (102)
Commercial mortgage-backed securities                              63,090         3,763           14       66,839           -
Residential mortgage-backed securities (2)                         27,072         2,827            5       29,894        (281)
                                                             ------------ ------------- ------------ ------------ -----------
 Total fixed maturities, available-for-sale                  $    889,548 $      49,002 $     11,209 $    927,341 $      (428)
                                                             ============ ============= ============ ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                           $          - $           - $          - $          -
 Mutual funds                                                          38             -            1           37
Non-redeemable preferred stocks                                        53            26            -           79
                                                             ------------ ------------- ------------ ------------
 Total equity securities, available-for-sale                 $         91 $          26 $          1 $        116
                                                             ============ ============= ============ ============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                                      December 31, 2012
                                                              ------------------------------------------------------------------
                                                                                                                    Other-than-
                                                                              Gross        Gross                     temporary
                                                               Amortized    Unrealized   Unrealized      Fair       Impairments
                                                                 Cost         Gains        Losses        Value      in AOCI (3)
                                                              ------------ ------------- ----------- ------------- ------------
                                                                                        (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                     $     25,681 $       5,627 $         - $      31,308 $          -
Obligations of U.S. states and their political subdivisions          2,787           162           -         2,949            -
Foreign government bonds                                            11,523         1,627           -        13,150            -
Public utilities                                                    96,733         9,761           -       106,494            -
All other corporate securities                                     646,447        58,447         362       704,532          (45)
Asset-backed securities (1)                                         61,578         1,944          95        63,427       (2,278)
Commercial mortgage-backed securities                               70,799         7,433           9        78,223            -
Residential mortgage-backed securities (2)                          61,117         4,871           -        65,988         (331)
                                                              ------------ ------------- ----------- ------------- ------------
 Total fixed maturities, available-for-sale                   $    976,665 $      89,872 $       466 $   1,066,071 $    (2,654)
                                                              ============ ============= =========== ============= ============
Equity securities, available-for-sale
Common Stocks (4):
 Industrial, miscellaneous & other                            $        183 $          67 $         - $         250
 Mutual funds                                                           67             2           5            64
Non-redeemable preferred stocks                                      1,053            14           -         1,067
                                                              ------------ ------------- ----------- -------------
   Total equity securities available-for-sale                 $      1,303 $          83 $         5 $       1,381
                                                              ============ ============= =========== =============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3.0 million of net unrealized gains or losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period has been reclassified to conform to the current period presentation.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

                                                                            Available-for-Sale
                                                                       -----------------------------
                                                                         Amortized        Fair
                                                                           Cost           Value
                                                                       -------------- --------------
                                                                              (in thousands)
Due in one year or less                                                $       34,061 $       34,916
Due after one year through five years                                         245,432        264,010
Due after five years through ten years                                        212,412        226,263
Due after ten years                                                           255,830        254,241
Asset-backed securities                                                        51,651         51,178
Commercial mortgage-backed securities                                          63,090         66,839
Residential mortgage-backed securities                                         27,072         29,894
                                                                       -------------- --------------
 Total                                                                 $      889,548 $      927,341
                                                                       ============== ==============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                           2013        2012        2011
                                                                       ------------ ----------- -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                                   $    108,332 $    11,599 $    36,118
 Proceeds from maturities/repayments                                        131,032     144,385     135,127
 Gross investment gains from sales, prepayments, and maturities               5,704      13,712       2,614
 Gross investment losses from sales and maturities                          (1,379)         (1)        (88)
Equity securities, available-for-sale
 Proceeds from sales                                                   $      6,650 $     2,660 $         2
 Proceeds from maturities/repayments                                              -           -         472
 Gross investment gains from sales                                              587         146         368
 Gross investment losses from sales                                           (395)           -           -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses on fixed
   maturities recognized in earnings (1)                               $          - $   (1,469) $     (268)
 Writedowns for impairments on equity securities                                (6)       (211)       (326)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                        Year Ended   Year Ended
                                                                       December 31, December 31,
                                                                           2013         2012
                                                                       ------------ ------------
                                                                            (in thousands)
Balance, beginning of period                                           $      2,411 $      3,438
Credit loss impairments previously recognized on securities which
 matured, paid down, prepaid or were sold during the period                 (1,674)      (1,039)
Additional credit loss impairments recognized in the current period
 on securities previously impaired                                                -           70
Increases due to the passage of time on previously recorded credit
 losses                                                                          48          165
Accretion of credit loss impairments previously recognized due to an
 increase in cash flows expected to be collected                               (69)        (223)
                                                                       ------------ ------------
Balance, end of period                                                 $        716 $      2,411
                                                                       ============ ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                              December 31, 2013        December 31, 2012
                           ----------------------- -------------------------
                            Amortized     Fair      Amortized      Fair
                              Cost        Value       Cost         Value
                           ----------- ----------- ----------- -------------
   Trading account assets                   (in thousands)
   Equity securities (1)   $         - $         - $     1,695 $       1,390
                           =========== =========== =========== =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $0.3 million, ($0.2) million and ($0.1) million during the years ended December 31, 2013, 2012 and 2011, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                               December 31, 2013
                                                                          --------------------------
                                                                              Amount
                                                                          (in thousands)  % of Total
                                                                          -------------- -----------
Commercial mortgage and other loans by property type:
Apartments/Multi-Family                                                   $      81,484         28.5%
Retail                                                                           65,353         22.9
Industrial                                                                       40,281         14.1
Office                                                                           30,635         10.7
Other                                                                            25,277          8.8
Hospitality                                                                      24,186          8.5
                                                                          -------------  -----------
  Total commercial mortgage loans                                               267,216         93.5
Agricultural property loans                                                      18,691          6.5
                                                                          -------------  -----------
  Total commercial and agricultural mortgage loans by property type             285,907        100.0%
                                                                                         ===========
Valuation allowance                                                             (1,785)
                                                                          -------------
  Total net commercial and agricultural mortgage loans by property type         284,122
                                                                          -------------

Other Loans
Uncollateralized loans                                                            8,410
                                                                          -------------
  Total other loans                                                               8,410
                                                                          -------------
  Total commercial mortgage and other loans                               $     292,532
                                                                          =============

                                                                                December 31, 2012
                                                                          ----------------------------
                                                                              Amount
                                                                          (in thousands)   % of Total
                                                                          -------------- -------------
Commercial mortgage and other loans by property type:
Apartments/Multi-Family                                                   $      60,663           27.2%
Retail                                                                           64,591           29.0
Industrial                                                                       36,691           16.5
Office                                                                           18,534            8.3
Other                                                                            12,211            5.5
Hospitality                                                                       9,742            4.4
                                                                          -------------  -------------
  Total commercial mortgage loans                                               202,432           90.9
Agricultural property loans                                                      20,458            9.1
                                                                          -------------  -------------
  Total commercial and agricultural mortgage loans by property type             222,890          100.0%
                                                                                         =============
Valuation allowance                                                             (1,162)
                                                                          -------------
  Total net commercial and agricultural mortgage loans by property type         221,728
                                                                          -------------

Other Loans
Uncollateralized loans                                                                -
                                                                          -------------
  Total other loans                                                                   -
                                                                          -------------
  Total commercial mortgage and other loans                               $     221,728
                                                                          =============

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and Florida (11%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                December 31, 2013 December 31, 2012 December 31, 2011
                                                ----------------- ----------------- -----------------
                                                                   (in thousands)
Allowance for losses, beginning of year           $      1,162      $      1,410      $      1,409
Addition to / (release of) allowance of losses             623             (248)                 1
                                                  ------------      ------------      ------------
Allowance for losses, end of year (1)             $      1,785      $      1,162      $      1,410
                                                  ============      ============      ============

(1)Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2013, 2012 and 2011, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                           December 31, 2013 December 31, 2012
                                                           ----------------- -----------------
                                                                     (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)   $            -    $            -
Ending balance: collectively evaluated for impairment (2)            1,785             1,162
                                                            --------------    --------------
Total ending balance                                        $        1,785    $        1,162
                                                            ==============    ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                             December 31, 2013 December 31, 2012
                                                                             ----------------- -----------------
                                                                                       (in thousands)
Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)   $            -    $            -
Ending balance gross of reserves: collectively evaluated for impairment (2)          294,317           222,890
                                                                              --------------    --------------
Total ending balance, gross of reserves                                       $      294,317    $      222,890
                                                                              ==============    ==============

(1)There were no loans individually evaluated for impairments at December 31, 2013 and 2012.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $18.7 million and $20.0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million and $0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and related allowance at December 31, 2013 and 2012. There were no recorded investments in impaired loans with an allowance recorded, before the allowances for losses at both December 31, 2013 and 2012.

There was no net investment income recognized on these loans for both the years ended December 31, 2013 and 2012. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The company had no such loans at December 31, 2013 and 2012. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2013 and 2012, 99% of the $286 million recorded investment and 98% of the $223 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2013 and 2012, 98% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2013, approximately 2% or $7 million of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural or uncollateralized loans. As of December 31, 2012, approximately 2% or $4 million of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural or uncollateralized loans.

As of December 31, 2013 and 2012, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of December 31, 2013 and 2012. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2013 and 2012, there were no commercial mortgage and other loans sold or acquired.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and 2012, the Company had no significant commitments to fund to borrowers that have been involved in troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding the respective period. See
Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated:

                                                    2013          2012
                                                ------------- -------------
                                                      (in thousands)
     Company's investment in Separate accounts  $       1,619 $       1,765
     Joint ventures and limited partnerships           35,886        27,309
     Derivatives                                            -        12,238
                                                ------------- -------------
     Total other long-term investments          $      37,505 $      41,312
                                                ============= =============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2013         2012         2011
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    46,071  $    56,024  $    57,285
Equity securities, available-for-sale                  -           11           12
Trading account assets                                11           15           11
Commercial mortgage and other loans               13,831       13,503       12,187
Policy loans                                       9,901        9,626        9,503
Short-term investments and cash equivalents           63           80           85
Other long-term investments                        2,105        4,012        1,718
                                             -----------  -----------  -----------
Gross investment income                           71,982       83,271       80,801
Less: investment expenses                         (3,329)      (3,616)      (3,245)
                                             -----------  -----------  -----------
  Net investment income                      $    68,653  $    79,655  $    77,556
                                             ===========  ===========  ===========

There were no non-income producing assets included in fixed maturities as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                  2013            2012             2011
                                             --------------  --------------  ----------------
                                                              (in thousands)
Fixed maturities                              $       4,325   $      12,242   $         2,257
Equity securities                                       186             (66)               42
Commercial mortgage and other loans                    (623)          3,926                (1)
Short-term investments and cash equivalents               2               -                 -
Joint ventures and limited partnerships                 (13)              -               (44)
Derivatives                                          18,704          (5,625)         (112,310)
                                             --------------  --------------  ----------------
  Realized investment gains (losses), net     $      22,581   $      10,477   $      (110,056)
                                             ==============  ==============  ================

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                  Total Accumulated
                                                               Foreign Currency  Net Unrealized         Other
                                                                 Translation    Investment Gains    Comprehensive
                                                                  Adjustment      (Losses) (1)      Income (Loss)
                                                               ---------------- ----------------  -----------------
                                                                                  (in thousands)
Balance, December 31, 2010                                     $            43  $         29,087  $         29,130
Change in component during period (2)                                      (21)           18,014            17,993
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2011                                     $            22  $         47,101  $         47,123
Change in component during period (2)                                       21               305               326
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2012                                     $            43  $         47,406  $         47,449
Change in other comprehensive income before reclassifications               38           (42,217)          (42,179)
Amounts reclassified from AOCI                                               -            (4,511)           (4,511)
Income tax benefit (expense)                                               (13)           16,355            16,342
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2013                                     $            68  $         17,033  $         17,101
                                                               ===============  ================  ================

(1)Includes cash flow hedges of ($3.1) million, ($1.3) million and ($1.0) million as of December 31, 2013, 2012 and 2011, respectively.
(2)Net of taxes.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                            Year Ended        Year Ended        Year Ended
                                                                         December 31, 2013 December 31, 2012 December 31, 2011
                                                                         ----------------- ----------------- -----------------
                                                                                            (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges - Currency/Interest rate (3)                             $       (237)    $          (31)    $      7,622
                                                                           ------------     --------------     ------------
 Net unrealized investment gains (losses) on available-for-sale
   securities (4)                                                                 4,748            (12,145)          (1,225)
                                                                           ------------     --------------     ------------
   Total net unrealized investment gains (losses)                                 4,511            (12,176)           6,397
                                                                           ------------     --------------     ------------
    Total reclassifications for the period                                 $      4,511     $      (12,176)    $      6,397
                                                                           ============     ==============     ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 11 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                                Deferred      Future Policy                     Income (Loss)
                                                                 Policy       Benefits and       Deferred       Related To Net
                                            Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                            Gains (Losses)      Costs and        Account        (Liability)       Investment
                                            on Investments     Other Costs     Balances(2)        Benefit       Gains (Losses)
                                           ---------------    ------------    -------------    -------------    --------------
                                                                              (in thousands)
Balance, December 31, 2010                  $       (4,309)    $     1,848     $       (784)    $      1,136     $      (2,109)
Net investment gains (losses) on
 investments arising during the period                 843               -                -             (295)              548
Reclassification adjustment for (gains)
 losses included in net income                       2,049               -                -             (717)            1,332
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                 -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,109)               -              388              (721)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                                -               -              642             (225)              417
                                           ---------------    ------------    -------------    -------------    --------------
Balance, December 31, 2011                  $       (1,417)    $       739     $       (142)    $        287     $        (533)
                                           ---------------    ------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period                 873               -                -             (306)              567
Reclassification adjustment for (gains)
 losses included in net income                         880               -                -             (308)              572
Reclassification adjustment for OTTI
 losses excluded from net income(1)                   (106)              -                -               37               (69)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -            (644)               -              225              (419)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                                -               -              306             (107)              199
                                           ---------------    ------------    -------------    -------------    --------------
Balance, December 31, 2012                  $          230     $        95     $        164     $       (172)    $         317
                                           ---------------    ------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period                 126               -                -              (44)               82
Reclassification adjustment for (gains)
 losses included in net income                        (132)              -                -               46               (86)
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                 -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                                                             Accumulated
                                                                                                                Other
                                                                                                            Comprehensive
                                                                              Future Policy                 Income (Loss)
                                                            Deferred Policy   Benefits and     Deferred     Related To Net
                                           Net Unrealized     Acquisition     Policy Holder   Income Tax      Unrealized
                                           Gains (Losses)      Costs and         Account      (Liability)     Investment
                                           on Investments     Other Costs      Balances(2)      Benefit     Gains (Losses)
                                           --------------   ---------------   -------------   -----------   --------------
                                                                           (in thousands)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                           $        -       $      (723)     $         -     $      253     $      (470)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                             -                 -              (12)             4              (8)
                                            -----------      ------------     ------------    -----------    ------------
Balance, December 31, 2013                   $      224       $      (628)     $       152     $       87     $      (165)
                                            ===========      ============     ============    ===========    ============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)Balances are net of reinsurance.

All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                Accumulated
                                                                                                                   Other
                                                                                                               Comprehensive
                                                             Deferred       Future Policy                      Income (Loss)
                                                              Policy        Benefits and        Deferred       Related To Net
                                       Net Unrealized       Acquisition     Policy Holder      Income Tax        Unrealized
                                       Gains (Losses)        Costs and         Account         (Liability)       Investment
                                      on Investments(1)     Other Costs      Balances(3)         Benefit       Gains (Losses)
                                      -----------------   --------------    -------------    --------------    --------------
                                                                           (in thousands)
Balance, December 31, 2010              $      61,324      $     (24,292)    $     10,961     $     (16,798)    $      31,195
Net investment gains (losses) on
 investments arising during the
 period                                        23,930                  -                -            (8,375)           15,555
Reclassification adjustment for
 (gains) losses included in net
 income                                         4,348                  -                -            (1,522)            2,826
Reclassification adjustment for
 OTTI losses excluded from net
 income(2)                                          -                  -                -                 -                 -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition costs                  -             (7,406)               -             2,592            (4,814)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account balances                    -                  -            4,418            (1,546)            2,872
                                       --------------     --------------    -------------    --------------    --------------
Balance, December 31, 2011              $      89,602      $     (31,698)    $     15,379     $     (25,649)    $      47,634
                                       --------------     --------------    -------------    --------------    --------------
Net investment gains (losses) on
 investments arising during the
 period                                        13,098                  -                -            (4,584)            8,514
Reclassification adjustment for
 (gains) losses included in net
 income                                       (13,056)                 -                -             4,570            (8,486)
Reclassification adjustment for
 OTTI losses excluded from net
 income(2)                                        106                  -                -               (37)               69
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition costs                  -              5,389                -            (1,886)            3,503
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account balances                    -                  -           (6,378)            2,232            (4,146)
                                       --------------     --------------    -------------    --------------    --------------
Balance, December 31, 2012              $      89,750      $     (26,309)    $      9,001     $     (25,354)    $      47,088
                                       --------------     --------------    -------------    --------------    --------------
Net investment gains (losses) on
 investments arising during the
 period                                       (49,387)                 -                -            17,285           (32,102)
Reclassification adjustment for
 (gains) losses included in net
 income                                        (4,379)                 -                -             1,534            (2,845)
Reclassification adjustment for
 OTTI losses excluded from net
 income(2)                                          -                  -                -                 -                 -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition costs                  -             14,655                -            (5,129)            9,526
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account balances                    -                  -           (6,875)            2,406            (4,469)
                                       --------------     --------------    -------------    --------------    --------------
Balance, December 31, 2013              $      35,984      $     (11,654)    $      2,126     $      (9,258)    $      17,198
                                       ==============     ==============    =============    ==============    ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Balances are net of reinsurance.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2013            2012            2011
                                                                     --------------  --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         224   $         230   $      (1,417)
Fixed maturity securities, available-for-sale--all other                     37,569          89,176          88,414
Equity securities, available-for-sale                                            25              78            (100)
Derivatives designated as cash flow hedges (1)                               (3,057)         (1,327)           (630)
Other investments                                                             1,447           1,823           1,918
                                                                     --------------  --------------  --------------
Net unrealized gains (losses) on investments                          $      36,208   $      89,980   $      88,185
                                                                     ==============  ==============  ==============

(1)See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                                            December 31, 2013
                                                             ---------------------------------------------------
                                                              Less than twelve months    Twelve months or more
                                                             -------------------------- ------------------------
                                                                              Gross                     Gross
                                                                            Unrealized                Unrealized
                                                               Fair Value    Losses      Fair Value    Losses
                                                             ------------- ------------ ------------ -----------
                                                                                             (in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $      2,628  $       153  $         -  $        -
Corporate securities                                               185,613        9,740        2,612         213
Asset-backed securities                                             31,499        1,068          642          16
Commercial mortgage-backed securities                                  397           10          268           4
Residential mortgage-backed securities                                 936            5            -           -
                                                             ------------- ------------ ------------ -----------
  Total                                                       $    221,073  $    10,976  $     3,522  $      233
                                                             ============= ============ ============ ===========
Equity securities, available-for-sale                         $         22  $         1  $         -  $        -
                                                             ============= ============ ============ ===========

                                                                                            December 31, 2012
                                                             ---------------------------------------------------
                                                              Less than twelve months    Twelve months or more
                                                             -------------------------- ------------------------
                                                                              Gross                     Gross
                                                                            Unrealized                Unrealized
                                                               Fair Value    Losses      Fair Value    Losses
                                                             ------------- ------------ ------------ -----------
                                                                                             (in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $          -  $         -  $         -  $        -
Corporate securities                                                20,938          241        1,014         121
Asset-backed securities                                              2,500            8          569          87
Commercial mortgage-backed securities                                    -            -          484           9
Residential mortgage-backed securities                                   -            -            -           -
                                                             ------------- ------------ ------------ -----------
  Total                                                       $     23,438  $       249  $     2,067  $      217
                                                             ============= ============ ============ ===========
Equity securities, available-for-sale                         $         25  $         5  $         -  $        -
                                                             ============= ============ ============ ===========

                                                             ----------------------------
                                                                        Total
                                                             ---------------------------
                                                                               Gross
                                                                             Unrealized
                                                               Fair Value     Losses
                                                             ------------- -------------

Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $      2,628  $        153
Corporate securities                                               188,225         9,953
Asset-backed securities                                             32,141         1,084
Commercial mortgage-backed securities                                  665            14
Residential mortgage-backed securities                                 936             5
                                                             ------------- -------------
  Total                                                       $    224,595  $     11,209
                                                             ============= =============
Equity securities, available-for-sale                         $         22  $          1
                                                             ============= =============


                                                             ----------------------------
                                                                        Total
                                                             ---------------------------
                                                                               Gross
                                                                             Unrealized
                                                               Fair Value     Losses
                                                             ------------- -------------

Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $          -  $          -
Corporate securities                                                21,952           362
Asset-backed securities                                              3,069            95
Commercial mortgage-backed securities                                  484             9
Residential mortgage-backed securities                                   -             -
                                                             ------------- -------------
  Total                                                       $     25,505  $        466
                                                             ============= =============
Equity securities, available-for-sale                         $         25  $          5
                                                             ============= =============

The gross unrealized losses, related to fixed maturities at December 31, 2013 and 2012, are composed of $11.1 million and $0.2 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $0.1 million and $0.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At both
December 31, 2013 and 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and the consumer non-cyclical, communications, and basic industry sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 or 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


At both December 31, 2013 and 2012, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 or 2012.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2013        2012
                                                    ----------- ----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     3,936 $    2,075
                                                    ----------- ----------
     Total securities pledged                       $     3,936 $    2,075
                                                    =========== ==========

As of December 31, 2013 and 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $4.1 million and $2.1 million, respectively, which was "Cash collateral for loaned securities".

Fixed maturities of $0.6 million and $3.9 million at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2013           2012          2011
                                                                          --------------- ------------- -------------
                                                                                        (in thousands)
Balance, beginning of year                                                $       327,832 $     262,895 $     271,179
Capitalization of commissions, sales and issue expenses                            53,901        90,828        90,072
Amortization- Impact of assumption and experience unlocking and true-ups         (15,114)         1,044         (983)
Amortization- All other                                                            59,295       (8,189)      (89,063)
Change in unrealized investment gains and losses                                   13,402         4,870       (8,310)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                              -      (23,616)             -
                                                                          --------------- ------------- -------------
Balance, end of year                                                      $       439,315 $     327,832 $     262,895
                                                                          =============== ============= =============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $48 million, $33 million and $19 million in 2013, 2012, and 2011, respectively. Ceded amortization amounted to $10 million, $11 million, and $7 million in 2013, 2012 and 2011, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $24 million in 2012.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                 2013          2012
                                             ------------  ------------
                                                   (in thousands)
        Life insurance                       $    793,841  $    694,076
        Individual annuities                       13,642        11,958
        Policy claims and other liabilities       (34,946)      119,835
                                             ------------  ------------
        Total future policy benefits         $    772,537  $    825,869
                                             ============  ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.00%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.00% to 7.25%, with none of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.39% to 5.01%.

The Company's liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits accounted for as embedded derivatives are primarily in other contract liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                                  2013           2012
                                             -------------- --------------
                                                    (in thousands)
      Interest-sensitive life contracts      $    1,021,733 $      876,585
      Individual annuities                          184,067        196,432
      Guaranteed interest accounts                   33,691         36,109
      Other                                         121,173        112,806
                                             -------------- --------------
      Total policyholders' account balances  $    1,360,664 $    1,221,932
                                             ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.42% to 4.60%. Interest crediting rates for individual annuities range from 0.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. The affiliated reinsurance agreements are described further in Note 13.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life. For additional details on this agreement, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011 are as follows:

                                                                      2013         2012         2011
                                                                  ------------ ------------ ------------
                                                                              (in thousands)
Direct premiums                                                   $    186,778 $    174,418 $    167,113
Premiums ceded                                                       (171,885)    (160,287)    (151,808)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     14,893 $     14,133 $     15,305
                                                                  ============ ============ ============
Direct policy charges and fees                                    $    239,758 $    206,296 $    161,829
Policy charges and fees ceded                                         (82,947)     (59,836)     (48,357)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $    156,811 $    146,460 $    113,472
                                                                  ============ ============ ============
Direct policyholders' benefits                                    $    228,175 $    205,982 $    191,532
Policyholders' benefits ceded                                        (205,283)    (170,293)    (164,306)
                                                                  ------------ ------------ ------------
  Policyholders' benefits                                         $     22,893 $     35,689 $     27,226
                                                                  ============ ============ ============
Realized capital gains (losses) net, associated with derivatives  $  (176,902) $    (1,620) $   (26,567)
                                                                  ============ ============ ============

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. See Note 13 for additional information on reinsurance agreements with affiliates. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company's Statements of Financial Position as of December 31, were as follows:

                                              December 31, 2013 December 31, 2012
                                              ----------------- -----------------
                                                        (in thousands)
Domestic life insurance-affiliated              $    997,197      $    783,374
Domestic individual annuities-affiliated (1)              50            85,203
Domestic life insurance-unaffiliated                   1,993             1,545
                                                ------------      ------------
                                                $    999,240      $    870,122
                                                ============      ============

(1)December 31, 2013 excludes $43 million reclassed to other liabilities due to mark-to-market impact discussed above.

Substantially all reinsurance contracts are with affiliates as of December 31, 2013, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2013           2012          2011
                                           -------------- -------------- -------------
                                                         (in thousands)
Gross life insurance face amount in force  $  107,125,219 $  101,793,986 $  97,879,303
Reinsurance ceded                            (97,197,953)   (92,025,256)  (88,113,164)
                                           -------------- -------------- -------------
Net life insurance face amount in force    $    9,927,266 $    9,768,730 $   9,766,139
                                           ============== ============== =============

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                            December 31, 2013                  December 31, 2012
                                    ---------------------------------- ----------------------------------
                                    In the Event of At Annuitization / In the Event of At Annuitization /
                                         Death       Accumulation (1)       Death       Accumulation (1)
                                    --------------- ------------------ --------------- ------------------
                                                               (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                       $    5,734,942    $          N/A   $    4,511,432    $          N/A
Net amount at risk                  $        3,592    $          N/A   $       10,272    $          N/A
Average attained age of
 contractholders                                61               N/A               60               N/A
Minimum return or contract value
Account value                       $    1,933,573    $    6,958,377   $    1,653,925    $    5,523,025
Net amount at risk                  $        6,983    $       84,150   $       25,195    $      171,890
Average attained age of
 contractholders                                64                61               64                60
Average period remaining until
 earliest expected annuitization               N/A        0.07 years              N/A        0.15 years

(1)Includes income and withdrawal benefits as described herein

                                                                     December 31, 2013 December 31, 2012
                                                                     ----------------- -----------------
                                                                            In the Event of Death
                                                                     -----------------------------------
                                                                               (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value                                                $      710,080    $      643,930
General account value                                                 $      383,074    $      298,222
Net amount at risk                                                    $    8,551,482    $    6,992,592
Average attained age of contractholders                                     52 years          51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2013 December 31, 2012
                                ----------------- -----------------
                                          (in thousands)
            Equity funds         $    4,604,397    $    3,590,658
            Bond funds                2,630,424         2,094,693
            Money market funds          263,476           296,038
                                 --------------    --------------
              Total              $    7,498,297    $    5,981,389
                                 ==============    ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In addition to the above mentioned amounts invested in separate account investment options, $170.2 million and $184.0 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB"), and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                           GMWB/GMIWB/G
                                                   GMDB                         GMIB           MAB            Total
                                    -----------------------------------   ----------------------------- ------------------
                                                       Variable Life,
                                                     Variable Universal
                                                      Life & Universal
                                    Variable Annuity        Life                Variable Annuity
                                    ---------------- ------------------   -----------------------------

                                                                        (in thousands)
Balance as of December 31, 2010               $  840            $18,386   $          1,236   $ (41,316) $         (20,854)
  Incurred guarantee benefits (1)              1,248              6,053                318      118,312            125,931
  Paid guarantee benefits                      (683)                  -                  -            -              (683)
                                    ---------------- ------------------   ---------------- ------------ ------------------

Balance as of December 31, 2011               $1,405            $24,439   $          1,554   $   76,996 $          104,394
  Incurred guarantee benefits (1)              1,566              8,864                736       39,676             50,842
  Paid guarantee benefits                      (360)              (224)                  -            -              (584)
                                    ---------------- ------------------   ---------------- ------------ ------------------

Balance as of December 31, 2012               $2,611            $33,079   $          2,290   $  116,672 $          154,652
  Incurred guarantee benefits (1)                116              6,802            (1,277)    (154,862)          (149,221)
  Paid guarantee benefits                      (147)                  -               (52)            -              (199)
  Other                                          109              2,574                 12            -              2,695
                                    ---------------- ------------------   ---------------- ------------ ------------------

Balance as of December 31, 2013               $2,689            $42,455   $            973   $ (38,190) $            7,927
                                    ================ ==================   ================ ============ ==================

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is calculated at each valuation date such that, the present value of excess benefits and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                    2013                2012                 2011
                                                             -------------------------------------------------------------

                                                                                    (in thousands)

Balance, beginning of year                                   $            70,728 $            48,101 $              51,106
Capitalization                                                             1,793              19,219                22,596
Amortization- Impact of assumption and experience unlocking
 and true-ups                                                              1,799               4,488               (2,290)
Amortization- All other                                                   13,501               (956)              (23,105)
Change in unrealized investment gains (losses)                               529               (124)                 (206)
                                                             ------------------- ------------------- ---------------------
Balance, end of year                                         $            88,350 $            70,728 $              48,101
                                                             =================== =================== =====================

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $81 million, $66 million, and $13 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory surplus of the Company amounted to $380 million and $465 million at December 31, 2013 and 2012, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $81 million capacity to pay a dividend in 2014 without prior approval. The Company paid a dividend of $155 million in 2013. The Company did not pay any dividends in 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                   2013             2012            2011
                                                             ---------------- ---------------- ---------------

                                                                              (in thousands)
Current tax expense (benefit):
  U.S.                                                       $         33,370 $         64,255 $         (715)
                                                             ---------------- ---------------- ---------------
  Total                                                                33,370           64,255           (715)
                                                             ---------------- ---------------- ---------------

Deferred tax expense (benefit):
  U.S.                                                                 31,996         (25,049)        (47,893)
                                                             ---------------- ---------------- ---------------
  Total                                                                31,996         (25,049)        (47,893)
                                                             ---------------- ---------------- ---------------

Total income tax expense on continuing operations                      65,366           39,206        (48,608)
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                  (16,342)              177           9,689
  Additional paid-in capital                                               53            1,680             100
                                                             ---------------- ---------------- ---------------
Total income tax expense (benefit) on continuing operations  $         49,077 $         41,063 $      (38,819)
                                                             ================ ================ ===============

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2013            2012             2011
                                                                         -------------------------------------------------

                                                                                          (in thousands)

Expected federal income tax expense (benefit)                            $        80,923 $        50,144 $        (37,938)
Non-taxable investment income                                                   (13,840)         (9,794)           (7,885)
Tax credits                                                                      (1,789)         (1,249)           (1,368)
Other                                                                                 72             105           (1,417)
                                                                         --------------- --------------- -----------------
Total income tax expense (benefit) on income from continuing operations  $        65,366 $        39,206 $        (48,608)
                                                                         =============== =============== =================

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the Internal Revenue Service ("IRS") released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2011, 2012 or 2013 results.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2013              2012
                                          -----------------------------------

                                                    (in thousands)
   Deferred tax assets
     Insurance reserves                   $        120,815  $        113,710
     Other                                               -               766
                                          ----------------  ----------------
     Deferred tax assets                  $        120,815  $        114,476
                                          ================  ================

   Deferred tax liabilities
     Deferred policy acquisition costs    $        106,577  $         72,040
     Deferred sales inducements                     30,923            24,755
     Net unrealized gains on securities             13,743            31,957
     Investments                                     3,382             3,676
     Other                                             531                 -
                                          ----------------  ----------------
     Deferred tax liabilities             $        155,156  $        132,428
                                          ----------------  ----------------
   Net deferred tax asset (liability)     $        (34,341) $        (17,952)
                                          ================  ================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2013, and 2012.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $231.2 million, $143.3 million and ($108.4) million, and no income from foreign operations for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2013      2012        2011
                                                                                          -------- ---------- ------------
                                                                                                   (in thousands)
Balance at January 1,                                                                     $      - $      113 $      1,619
Increases in unrecognized tax benefits - prior years                                             -          -            -
(Decreases) in unrecognized tax benefits- prior years                                            -          -      (1,506)
Increases in unrecognized tax benefits - current year                                            -          -            -
(Decreases) in unrecognized tax benefits- current year                                           -          -            -
Settlement with taxing authorities                                                               -      (113)            -
                                                                                          --------------------------------
Balance at December 31,                                                                   $      - $        - $        113
                                                                                          ================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -          -            -
                                                                                          ================================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

                     Major Tax Jurisdiction    Open Tax Years
                   ------------------------  ----------------
                        United States          2004 - 2013

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                          As of December 31, 2013
                                              -------------------------------------------------------------------------------

                                                 Level 1        Level 2          Level 3       Netting (1)         Total
                                              ------------- ---------------- --------------  --------------  ----------------

                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies     $           - $         27,781 $            -  $            -  $         27,781
Obligations of U.S. states and their
 political subdivisions                                   -            4,681              -               -             4,681
Foreign government bonds                                  -           12,358              -               -            12,358
Corporate securities                                      -          730,248          4,362               -           734,610
Asset-backed securities                                   -           35,155         16,023               -            51,178
Commercial mortgage-backed securities                     -           66,839              -               -            66,839
Residential mortgage-backed securities                    -           29,894              -               -            29,894
                                              ------------- ---------------- --------------  --------------  ----------------
Sub-total                                                 -          906,956         20,385               -           927,341
Trading account assets:
Equity securities                                         -               `-              -               -                 -
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total                                                -                -              -               -                 -
Equity securities, available for sale:                    -               37             79               -               116
Short-term investments                                  182            4,998              -               -             5,180
Cash equivalents                                          -           13,999              -               -            13,999
Other long-term investments                               -            5,124              -          (5,124)                -
Reinsurance recoverables                                  -                -              -               -                 -
Receivables from parents and affiliates                   -           30,581          3,138               -            33,719
                                              ------------- ---------------- --------------  --------------  ----------------
Sub-total excluding separate account assets             182          961,695         23,602          (5,124)          980,355
Separate account assets (2)                          60,601       10,168,133          6,692               -        10,235,426
                                              ------------- ---------------- --------------  --------------  ----------------
 Total assets                                 $      60,783 $     11,129,828 $       30,294  $       (5,124) $     11,215,781
                                              ============= ================ ==============  ==============  ================
Future policy benefits (4)                                -                -        (38,190)              -           (38,190)
Other liabilities (3)                                     -            5,125         43,340          (5,124)           43,341
                                              ------------- ---------------- --------------  --------------  ----------------
Total liabilities                             $           - $          5,125 $        5,150  $       (5,124) $          5,151
                                              ============= ================ ==============  ==============  ================

                                                                          As of December 31, 2012
                                              -------------------------------------------------------------------------------

                                                 Level 1        Level 2          Level 3       Netting (1)         Total
                                              ------------- ---------------- --------------  --------------  ----------------

                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies     $           - $         31,308 $            -  $            -  $         31,308
Obligations of U.S. states and their
 political subdivisions                                   -            2,949              -               -             2,949
Foreign government bonds                                  -           13,150              -               -            13,150
Corporate securities                                      -          804,953          6,073               -           811,026
Asset-backed securities                                   -           45,126         18,301               -            63,427
Commercial mortgage-backed securities                     -           78,223              -               -            78,223
Residential mortgage-backed securities                    -           65,988              -               -            65,988
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total                                                -        1,041,697         24,374               -         1,066,071
Trading account assets:
Equity securities                                         -                -          1,390               -             1,390
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total                                                -                -          1,390               -             1,390
Equity securities, available for sale:                  250               64          1,067               -             1,381
Short-term investments                                2,226                -              -               -             2,226
Cash equivalents                                          -           49,774              -               -            49,774
Other long-term investments                               -           24,328              -         (12,090)           12,238
Reinsurance recoverables                                  -                -         85,166               -            85,166
Receivables from parents and affiliates                   -            7,940            998               -             8,938
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total excluding separate account assets          2,476        1,123,803        112,995         (12,090)        1,227,184
Separate account assets (2)                          21,876        8,345,703          6,201               -         8,373,780
                                              ------------- ---------------- --------------  --------------  ----------------
 Total assets                                 $      24,352 $      9,469,506 $      119,196  $      (12,090) $      9,600,964
                                              ============= ================ ==============  ==============  ================
Future policy benefits (4)                                -                -        116,673               -           116,673
Other liabilities                                         -           12,090              -         (12,090)                -
                                              ------------- ---------------- --------------  --------------  ----------------
 Total liabilities                            $           - $         12,090 $      116,673  $      (12,090) $        116,673
                                              ============= ================ ==============  ==============  ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1) "Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012 were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.
(4) For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $117 million includes $37 million of embedded derivatives in an asset position and $154 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets - Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation - models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including overnight indexed swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2013 and December 31, 2012, all derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. The classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund's net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level
2. Transfers between levels are generally reported at the values as of the beginning of the period in which the transfers occur. There were no transfers between Levels 1 and 2 for the years ended December 31, 2012 and 2011.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2013
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       4,362    $        -   $       4,362
Asset-backed securities                                   50        15,973          16,023
Equity securities                                         79             -              79
Receivables from parents and affiliates                    -         3,138           3,138
                                               -------------    ----------   -------------
  Subtotal excluding separate account assets           4,491        19,111          23,602
Separate account assets                                6,692             -           6,692
                                               -------------    ----------   -------------
  Total assets                                 $      11,183    $   19,111   $      30,294
                                               =============    ==========   =============
Future policy benefits                         $     (38,190)   $        -   $     (38,190)
Other liabilities                                     43,340             -          43,340
                                               -------------    ----------   -------------
  Total liabilities                            $       5,150    $        -   $       5,150
                                               =============    ==========   =============

                                                         As of December 31, 2012
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       5,157    $      916   $       6,073
Asset-backed securities                                   56        18,245          18,301
Equity securities                                      1,067         1,390           2,457
Reinsurance recoverables                              85,166             -          85,166
Receivables from parents and affiliates                    -           998             998
                                               -------------    ----------   -------------
  Subtotal excluding separate account assets          91,446        21,549         112,995
Separate account assets                                6,201             -           6,201
                                               -------------    ----------   -------------
  Total assets                                 $      97,647    $   21,549   $     119,196
                                               =============    ==========   =============
Future policy benefits                         $     116,673    $        -   $     116,673
                                               -------------    ----------   -------------
  Total liabilities                            $     116,673    $        -   $     116,673
                                               =============    ==========   =============

(1)Represents valuations which could incorporate both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities.


                            -------------


                             Fair Value
                            ------------

Assets:
Corporate securities        $      4,362

------------------------------------------
Liabilities:
Future policy benefits (3)  $    (38,190)





------------------------------------------
Other Liabilities                 43,340

------------------------------------------

                                                        As of December 31, 2013
                            --------------------------------------------------------------------------------------------
                                                                                                      Impact of Increase
                                                                                             Weighted in Input on Fair
                              Valuation Techniques     Unobservable Inputs   Minimum Maximum Average      Value (1)
                            ----------------------  ------------------------ ------- ------- -------- ------------------
                                                            (in thousands)
Assets:
Corporate securities        Discounted cash flow    Discount rate             11.0%   11.0%   11.00%      Decrease
                            Market comparables      EBITDA multiples (2)      6.0X    7.0X    6.09X       Increase
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits (3)  Discounted cash flow    Lapse rate (4)               0%     11%               Decrease
                                                    NPR spread (5)            0.08%   1.09%               Decrease
                                                    Utilization rate (6)        70%     94%               Increase
                                                    Withdrawal rate (7)         86%    100%               Increase
                                                    Mortality rate (8)           0%     13%               Decrease
                                                    Equity Volatility curve     15%     28%               Increase
-------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position.
                            Fair values are determined in the same manner as future policy benefits
-------------------------------------------------------------------------------------------------------------------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                    As of December 31, 2012
                            --------------------------------------------------------------------------------------

                                                                                                          Weighted
                              Fair Value   Valuation Techniques     Unobservable Inputs   Minimum Maximum Average
                            ------------ ----------------------  ------------------------ ------- ------- --------
                                                                         (in thousands)
Assets:
Corporate securities        $     5,157  Discounted cash flow    Discount rate            11.50%  17.50%   13.39%
-------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables    $    85,166  Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits (3)  $   116,673  Discounted cash flow    Lapse rate (4)               0%     14%
                                                                 NPR spread (5)            0.20%   1.60%
                                                                 Utilization rate (6)        70%     94%
                                                                 Withdrawal rate (7)         85%    100%
                                                                 Mortality rate (8)           0%     13%
                                                                 Equity Volatility curve     19%     34%
-------------------------------------------------------------------------------------------------------------------

                            ------------------
                            Impact of Increase
                            in Input on Fair
                                Value (1)
                            ------------------

Assets:
Corporate securities            Decrease
-----------------------------------------------
Reinsurance recoverables
------------------------------------------------
Liabilities:
Future policy benefits (3)      Decrease
                                Decrease
                                Increase
                                Increase
                                Decrease
                                Increase
-----------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company reflects the financial strength ratings of the Company and its affiliates as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company's variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $6.7 million and $6.2 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and 5.50% to 9.50% (7.30% weighted average) as of December 31, 2012 and discount rates which ranged from 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013 and 7.00% to 11.50% (8.30% weighted average) as of December 31, 2012.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                               Year Ended December 31, 2013
                                                             -------------------------------------------------------------------
                                                             Fixed Maturities - Available For Sale
                                                             ------------------------------------
                                                                                                       Trading         Equity
                                                                                                   Account Assets -  Securities,
                                                                Corporate         Asset-Backed          Equity      Available for
                                                                Securities         Securities         Securities        Sale
                                                              ----------------    --------------   ---------------- -------------
                                                                                      (in thousands)
Fair Value, beginning of period assets/(liabilities)         $          6,073    $       18,301      $      1,390    $     1,067
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                               (87)                -                 -            483
    Asset management fees and other income                                  -                 -               109              -
    Interest credited to policyholders' account balances                    -                 -                 -              -
    Included in other comprehensive income (loss)                         (95)               86                 -             11
  Net investment income                                                    36               244                 -              -
  Purchases                                                               352            12,016                 -              -
  Sales                                                                    (1)                -           (1,499)         (1,482)
  Issuances                                                                 -                 -                 -              -
  Settlements                                                            (975)           (5,109)                -              -
  Transfers into Level 3 (2)                                                -                 -                 -              -
  Transfers out of Level 3 (2)                                           (941)           (7,518)                -              -
  Other (4)                                                                 -            (1,997)                -              -
                                                              ----------------    --------------     ------------    -----------
Fair Value, end of period assets/(liabilities)               $          4,362    $       16,023      $          -    $        79
                                                              ================    ==============     ============    ===========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                         Year Ended December 31, 2013
                                                     ---------------------------------------------------------------------
                                                     Fixed Maturities - Available For Sale
                                                     -------------------------------------
                                                                                               Trading          Equity
                                                                                           Account Assets -   Securities,
                                                        Corporate         Asset-Backed          Equity       Available for
                                                        Securities         Securities         Securities         Sale
                                                     ----------------  ------------------  ---------------- ---------------
                                                                                (in thousands)
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -     $            -     $           -    $           -
    Asset management fees and other income            $            -     $            -     $          25    $           -

                                                                         Year Ended December 31, 2013
                                                     ---------------------------------------------------------------------
                                                     Receivables from
                                                       Parents and          Separate        Future Policy        Other
                                                        Affiliates     Account Assets (1)      Benefits     Liabilities (5)
                                                     ----------------  ------------------  ---------------- ---------------
                                                                                (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $          998     $        6,201     $    (116,673)   $      85,164
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        -                  -           204,349         (169,386)
    Asset management fees and other income                         -                  -                 -                -
    Interest credited to policyholders' account
     balances                                                      -                491                 -                -
   Included in other comprehensive income (loss)                  (9)                 -                 -                -
 Net investment income                                             -                  -                 -                -
 Purchases                                                     3,648                  -                 -           40,882
 Sales                                                        (2,497)                 -                 -                -
 Issuances                                                         -                  -           (49,486)               -
 Settlements                                                       -                  -                 -                -
 Transfers into Level 3 (2)                                        -                  -                 -                -
 Transfers out of Level 3 (2)                                   (999)                 -                 -                -
 Other (4)                                                     1,997                  -                 -                -
                                                      --------------     --------------     -------------    -------------
Fair Value, end of period assets/(liabilities)        $        3,138     $        6,692     $      38,190    $     (43,340)
                                                      ==============     ==============     =============    =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -     $            -     $     202,622    $    (168,474)
    Asset management fees and other income            $            -     $            -     $           -    $           -
    Interest credited to policyholders' account
     balances                                         $            -     $          491     $           -    $           -

                                                                            Year Ended December 31, 2012
                                                     -------------------------------------------------------------------------
                                                        Fixed Maturities Available For Sale
                                                     -----------------------------------------
                                                                                   Commercial       Trading         Equity
                                                                                   mortgage-    Account Assets -  Securities,
                                                      Corporate     Asset-Backed     backed          Equity      Available for
                                                      Securities     Securities    securities      Securities        Sale
                                                     ------------  -------------  ------------  ---------------- -------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      1,755  $      18,627  $          -    $      1,569   $       1,144
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  (468)            76             -               -            (122)
    Asset management fees and other income                      -              -             -            (179)              -
   Included in other comprehensive income (loss)              116            355          (128)              -              45
 Net investment income                                          8            337             1               -               -
 Purchases                                                  4,704          5,302             -               -               -
 Sales                                                        (30)             -             -               -               -
 Issuances                                                      -              -             -               -               -
 Settlements                                               (1,814)        (6,142)       (2,496)              -               -
 Transfers into Level 3 (2)                                 4,826            200         2,623               -               -
 Transfers out of Level 3 (2)                              (3,024)          (454)            -               -               -
                                                     ------------  -------------  ------------    ------------   -------------
Fair Value, end of period assets/(liabilities)       $      6,073  $      18,301  $          -    $      1,390   $       1,067
                                                     ============  =============  ============    ============   =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $           -  $          -    $          -   $           -
    Asset management fees and other income           $          -  $           -  $          -    $       (179)  $           -
    Interest credited to policyholders' account
     balances                                        $          -  $           -  $          -    $          -   $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                            Year Ended December 31, 2012
                                                     --------------------------------------------------------------------------
                                                     Other Long-                  Receivables                         Future
                                                        Term      Reinsurance     from Parents       Separate         Policy
                                                     Investments  Recoverables   and Affiliates Account Assets (1)   Benefits
                                                     ----------- --------------- -------------- ------------------ ------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $      18  $        53,677 $           -     $      5,995    $    (76,996)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                 (18)           1,491             -                -          (1,562)
    Asset management fees and other income                    -                -             -                -               -
    Interest credited to policyholders' account
     balances                                                 -                -             -              206               -
   Included in other comprehensive income (loss)              -                -            (2)               -               -
 Net investment income                                        -                -             -                -               -
 Purchases                                                    -           29,997         1,000                -               -
 Sales                                                        -                -             -                -               -
 Issuances                                                    -                -             -                -         (38,115)
 Settlements                                                  -                -             -                -               -
 Transfers into Level 3 (2)                                   -                -             -                -               -
 Transfers out of Level 3 (2)                                 -                -             -                -               -
                                                      ---------  --------------- -------------     ------------    ------------
Fair Value, end of period assets/(liabilities)        $       -  $        85,165 $         998     $      6,201    $   (116,673)
                                                      =========  =============== =============     ============    ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $       -  $         2,126 $           -     $          -    $     (2,670)
    Asset management fees and other income            $       -  $             - $           -     $          -    $          -
    Interest credited to policyholders' account
     balances                                         $       -  $             - $           -     $        206    $          -

                                                                          Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------
                                                        Fixed Maturities Available For Sale
                                                     -----------------------------------------
                                                                                   Commercial      Equity
                                                                                   Mortgage-     Securities,   Other Long-
                                                      Corporate     Asset-Backed     Backed     Available for     Term
                                                      Securities     Securities    Securities       Sale       Investments
                                                     ------------  -------------  ------------  ------------- -------------
                                                                                 (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      3,636  $      16,619  $          -  $        255  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                     2              -             -          (516)            18
    Asset management fees and other income                      -              -             -             -              -
   Included in other comprehensive income (loss)              (96)          (121)            -           398              -
 Net investment income                                         59            256             -             -              -
 Purchases                                                  1,300         11,089         5,019         1,000              -
 Sales                                                        (99)             -             -             -              -
 Issuances                                                     73              -             -             -              -
 Settlements                                                 (148)        (5,251)            -             -              -
 Transfers into Level 3 (2)                                   900              -             -         1,536              -
 Transfers out of Level 3 (2)                              (3,872)        (3,965)       (5,019)            -              -
 Other (4)                                                      -              -             -        (1,529)             -
                                                     ------------  -------------  ------------  ------------  -------------
Fair Value, end of period assets/(liabilities)       $      1,755  $      18,627  $          -  $      1,144  $          18
                                                     ============  =============  ============  ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $           -  $          -  $       (454) $           -
    Asset management fees and other income           $          -  $           -  $          -  $          -  $           -
    Interest credited to policyholders' account
     balances                                        $          -  $           -  $          -  $          -  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                             Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------------
                                                                                                                  Other Trading
                                                                      Receivables     Separate                   Account Assets -
                                                      Reinsurance     from Parents    Account     Future Policy       Equity
                                                      Recoverables   and Affiliates  Assets (1)     Benefits        Securities
                                                     --------------  -------------- ------------ --------------  ----------------
                                                                                    (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $       11,108  $       5,888         5,393 $       41,316    $          -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                 (25,919)             -             -        (94,684)              -
    Asset management fees and other income                        -              -             -              -              40
    Interest credited to policyholders' account
     balances                                                     -                          602              -               -
   Included in other comprehensive income (loss)                  -            (13)            -              -               -
   Net investment income                                          -              -             -              -               -
   Purchases                                                 68,488            104             -        (23,628)              -
   Sales                                                          -              -             -              -               -
   Issuances                                                      -              -             -              -               -
   Settlements                                                    -              -             -              -               -
   Transfers into Level 3 (2)                                     -              -             -              -               -
   Transfers out of Level 3 (2)                                   -         (5,979)            -              -               -
   Other (4)                                                      -              -             -              -           1,529
                                                     --------------  -------------  ------------ --------------    ------------
Fair Value, end of period assets/(liabilities)       $       53,677  $           -  $      5,995 $      (76,996)   $      1,569
                                                     ==============  =============  ============ ==============    ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $       18,797  $           -  $          - $      (94,098)   $          -
    Asset management fees and other income           $            -  $           -  $          - $            -    $          -
    Interest credited to policyholders' account
     balances                                        $            -  $           -  $        602 $            -    $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.
(5)Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012, were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                      December 31, 2013                     December 31, 2012
                                                     ---------------------------------------------------- ---------------------
                                                                                                Carrying              Carrying
                                                                    Fair Value                 Amount (1) Fair Value   Amount
                                                     ----------------------------------------- ---------- ---------- ----------
                                                     Level 1   Level 2    Level 3     Total      Total      Total      Total
                                                     -------- ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
   Commercial mortgage and other loans               $      - $        - $  297,317 $  297,317 $  292,532 $  237,932 $  221,728
   Policy loans                                             -          -    176,885    176,885    176,885    254,824    173,622
   Other long term investments                              -          -        744        744        658        430        388
   Cash and cash equivalents                            1,091     25,551          -     26,642     26,642        822        822
   Accrued investment income                                -     15,024          -     15,024     15,024     15,782     15,782
   Receivables from parents and affiliates                  -     23,198          -     23,198     23,090     20,462     20,284
   Other assets                                             -      3,941          -      3,941      3,941      4,886      4,887
                                                     -------- ---------- ---------- ---------- ---------- ---------- ----------
    Total assets                                     $  1,091 $   67,714 $  474,946 $  543,751 $  538,772 $  535,138 $  437,513
                                                     ======== ========== ========== ========== ========== ========== ==========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                          December 31, 2013                December 31, 2012
                                                             -------------------------------------------- -------------------
                                                                                                Carrying             Carrying
                                                                        Fair Value             Amount (1) Fair Value  Amount
                                                             --------------------------------- ---------- ---------- --------
                                                             Level 1 Level 2  Level 3  Total     Total      Total     Total
                                                             ------- -------- ------- -------- ---------- ---------- --------
                                                                                 (in thousands)
Liabilities:
   Policyholders' Account Balances - Investment Contracts      $ -   $130,026 $10,956 $140,982  $143,294   $133,268  $134,119
   Cash collateral for loaned securities                         -      4,081       -    4,081     4,081      2,134     2,134
   Short-term debt                                               -     24,569       -   24,569    24,000     24,377    24,000
   Long-term debt                                                -    100,677       -  100,677    93,000     86,785    85,000
   Payables to parent and affiliates                             -      4,607       -    4,607     4,607      2,470     2,470
   Other liabilities                                             -     48,662       -   48,662    48,662     35,792    35,792
                                                               ---   -------- ------- --------  --------   --------  --------
    Total liabilities                                          $ -   $312,622 $10,956 $323,578  $317,644   $284,826  $283,515
                                                               ===   ======== ======= ========  ========   ========  ========

(1)Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Cash, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. The embedded

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was an asset of $38 million and a liability of $117 million as of December 31, 2013 and December 31, 2012, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was a liability of $43 million and an asset of $85 million as of December 31, 2013 and December 31, 2012, respectively.

The Company has invested in fixed maturities in the past that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                          December 31, 2013                  December 31, 2012
                                                  --------------------------------- ------------------------------------
                                                                 Gross Fair Value                      Gross Fair Value
                                                    Notional   --------------------       Notional   ---------------------
              Primary Underlying                     Amount     Assets  Liabilities        Amount     Assets   Liabilities
------------------------------------------------  ------------------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
  Currency/Interest Rate
  Currency Swaps                                  $     41,256 $      - $  (3,328)      $     22,332 $       7 $   (1,330)
                                                  ------------ -------- -----------     ------------ --------- -----------
Total Qualifying Hedges                           $     41,256 $      - $  (3,328)      $     22,332 $       7 $   (1,330)
                                                  ============ ======== ===========     ============ ========= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
  Interest
  Interest Rate Swaps                             $     57,200 $  3,443 $        -      $     57,200 $   9,353 $         -
  Credit
  Credit Default Swaps                                   9,275       15      (499)             9,275       614       (369)
  Currency/Interest Rate
  Currency Swaps                                        10,370        -      (556)             9,115         -       (836)
  Equity
  Equity Options                                     1,870,001    1,666      (742)         1,870,001    14,354     (9,555)
                                                  ------------ -------- -----------     ------------ --------- -----------
Total Non-Qualifying Hedges                          1,946,846    5,124    (1,797)         1,945,591    24,321    (10,760)
                                                  ============ ======== ===========     ============ ========= ===========
Total Derivatives (1)                             $  1,988,102 $  5,124 $  (5,125)      $  1,967,923 $  24,328 $  (12,090)
                                                  ============ ======== ===========     ============ ========= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was an asset of $38 million and a liability of $119 million as of December 31, 2013 and December 31, 2012, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                     December 31, 2013
                                                -----------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/  Net
                                                Instruments   Position      Position     Collateral  Amount
                                                ----------- ------------- ------------- ------------ ------
                                                                      (in thousands)
Offsetting of Financial Assets:
Derivatives                                       $ 5,124      $(5,124)      $     -      $      -    $ -
Securities purchased under agreement to resell     25,551            -        25,551       (25,551)     -
                                                  -------      -------       -------      --------    ---
Total Assets                                      $30,675      $(5,124)      $25,551      $(25,551)   $ -
                                                  =======      =======       =======      ========    ===
Offsetting of Financial Liabilities:
Derivatives                                       $ 5,125      $(5,124)      $     1      $      -    $ 1
Securities sold under agreement to repurchase           -            -             -             -      -
                                                  -------      -------       -------      --------    ---
Total Liabilities                                 $ 5,125      $(5,124)      $     1      $      -    $ 1
                                                  =======      =======       =======      ========    ===

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                             December 31, 2012
                                                ---------------------------------------------------------------------------
                                                                   Gross            Net
                                                    Gross         Amounts         Amounts
                                                 Amounts of    Offset in the   Presented in
                                                 Recognized    Statement of    the Statement    Financial
                                                  Financial      Financial     of Financial    Instruments/       Net
                                                 Instruments     Position        Position       Collateral       Amount
                                                ------------- ---------------  ------------- ---------------  -------------
                                                                              (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $      24,193 $       (12,090) $      12,103 $             -  $      12,103
Securities purchased under agreement to resell         49,774               -         49,774         (49,774)             0
                                                ------------- ---------------  ------------- ---------------  -------------
Total Assets                                    $      73,967 $       (12,090) $      61,877 $      (49,774)  $      12,103
                                                ============= ===============  ============= ===============  =============
Offsetting of Financial Liabilities:
Derivatives                                     $      12,090 $       (12,090) $           - $             -  $           -
Securities sold under agreement to repurchase               -               -              -               -              -
                                                ------------- ---------------  ------------- ---------------  -------------
Total Liabilities                               $      12,090 $      (12,090)  $           - $             -  $           -
                                                ============= ===============  ============= ===============  =============

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                   Year Ended December 31, 2013
                                    ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment     Other       Comprehensive
                                    Gains/(Losses)        Income       Income        Income(1)
                                    ----------------    -----------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           64 $     (301) $          (1,730)
                                    --------------      ----------     ------      -------------
  Total cash flow hedges                         -              64       (301)            (1,730)
                                    --------------      ----------     ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                             (4,050)              -          -                  -
  Currency                                       -               -          -                  -
  Currency/Interest Rate                      (110)              -         12                  -
  Credit                                    (1,016)              -          -                  -
  Equity                                    (3,875)              -          -                  -
  Embedded Derivatives                      27,755               -          -                  -
                                    --------------      ----------     ------      -------------
  Total non-qualifying hedges               18,704               -         12                  -
                                    --------------      ----------     ------      -------------
  Total                         $           18,704  $           64 $     (289) $          (1,730)
                                    ==============      ==========     ======      =============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                   Year Ended December 31, 2012
-                                   ----------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment      Other       Comprehensive
                                    Gains/(Losses)        Income        Income        Income(1)
                                    --------------------------------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23  $        8  $            (697)
                                    --------------      ----------      ------      -------------
  Total cash flow hedges                         -              23           8               (697)
                                    --------------      ----------      ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -           -                  -
  Currency                                       2               -           -                  -
  Currency/Interest Rate                      (147)              -          (6)                 -
  Credit                                      (285)              -           -                  -
  Equity                                      (211)              -           -                  -
  Embedded Derivatives                      (7,631)              -           -                  -
                                    --------------      ----------      ------      -------------
  Total non-qualifying hedges               (5,624)              -          (6)                 -
                                    --------------      ----------      ------      -------------
  Total                         $           (5,624) $           23  $        2  $            (697)
                                    ==============      ==========      ======      =============

                                                   Year Ended December 31, 2011
-                                   ----------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment      Other       Comprehensive
                                    Gains/(Losses)        Income        Income        Income(1)
                                    --------------------------------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $          (41) $        2  $             471
                                    --------------      ----------      ------      -------------
  Total cash flow hedges                         -             (41)          2                471
                                    --------------      ----------      ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              9,402               -           -                  -
  Currency                                       -               -           -                  -
  Currency/Interest Rate                      (181)              -           -                  -
  Credit                                        68               -           -                  -
  Equity                                         -               -           -                  -
  Embedded Derivatives                    (121,599)              -           -                  -
                                    --------------      ----------      ------      -------------
  Total non-qualifying hedges             (112,310)              -           -                  -
                                    --------------      ----------      ------      -------------
  Total                         $         (112,310) $          (41) $        2  $             471
                                    ==============      ==========      ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2010                                                                    $(1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011            (7,152)
Amount reclassified into current period earnings                                                7,622
                                                                                     ----------------
Balance, December 31, 2011                                                                       (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2012                                                                    $(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013            (1,493)
Amount reclassified into current period earnings                                                 (237)
                                                                                     ----------------
Balance, December 31, 2013                                                                    $(3,057)
                                                                                     ================

As of December 31, 2013 and 2012, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2013 and December 31, 2012.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2013 and December 31, 2012, the Company had $9 million of outstanding notional amounts, reported at fair value as a liability of less than $1 million for both periods.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading "Accumulated Other Comprehensive Income (Loss)" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7 million on December 31, 2012. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $2 million on December 31, 2012.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $3 million of commercial loans as of December 31, 2013. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $757 thousand as of December 31, 2013.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2013, 2012 and 2011. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $2 million for each of the years ended December 31, 2013, 2012 and 2011.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $75 million, $106 million and $95 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,344 million at December 31, 2013 and $1,195 million at December 31, 2012. Fees related to these COLI policies were $22 million, $16 million and $16 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR TERM and PAR U, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                           December 31,   December 31,
                                               2013           2012
                                          -------------- --------------
                                                 (in thousands)
Reinsurance recoverables                  $      999,240 $      870,122
Policy loans                                    (12,340)       (13,368)
Deferred policy acquisition costs              (207,517)      (150,019)
Other liabilities (reinsurance payables)          76,499         36,704

The reinsurance recoverables by counterparty is broken out below.

                                     Reinsurance Recoverables
                                -----------------------------------
                                December 31, 2013 December 31, 2012
                                ----------------- -----------------
                                          (in thousands)
PARCC                             $    482,633      $    442,720
PAR TERM                                82,322            50,283
Prudential Insurance                    28,457            23,766
PAR U                                  397,776           261,318
Pruco Life                               6,008             5,287
Pruco Re (1)                                50            85,203
Unaffiliated                             1,994             1,545
                                  ------------      ------------
Total reinsurance recoverables    $    999,240      $    870,122
                                  ============      ============

(1)December 31, 2013 excludes $43 million reclassed to other liabilities due to mark-to-market impact discussed above.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

                                                                             2013           2012           2011
                                                                        -------------- -------------- --------------
                                                                                       (in thousands)
Premiums                                                                $    (171,885) $    (160,286) $    (151,808)
Policy charges and fee income                                                 (82,947)       (59,836)       (48,357)
Net investment income                                                            (504)          (152)              -
Other income                                                                         -          1,807              -
Interest credited to policyholders' account balance                           (10,443)        (4,000)              -
Policyholders' benefits                                                      (205,283)      (170,293)      (164,306)
Reinsurance expense allowances, net of capitalization and amortization        (28,840)       (26,693)       (20,469)
Realized investment gains (losses) net                                       (176,902)        (1,620)       (26,567)

Pruco Life

The company reinsures certain variable COLI and PDI policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR TERM.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language relating to the consideration due to PAR U.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $26.4 million, $19.3 million and $12.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6.6 million, $6.1 million and $6.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.3 million, $2.6 million, and $2.3 million for the years ended
December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain(loss), respectively.

                                                                                  Additional
                                                                                   Paid-in
                                                                                   Capital,       Realized
                                                                                  Net of Tax     Investment Derivative
                                                                                  Increase/        Gain/      Gain/
     Affiliate         Date   Transaction       Security Type       FV      BV    (Decrease)       (Loss)     (Loss)
      ---------       ------- -------------     -----------       ------- ------- ---------- -   ---------- ----------
                                                                                       (in millions)
Pruco Life            Dec-11  Purchase      Commercial Mortgages  $    11 $    10   $   (1)       $     -     $    -
Pruco Life            Dec-11  Sale          Fixed Maturities           14      13        1              -          -
                                            Fixed Maturities and
PAR U                 Sep-12  Sale          Commercial Mortgages      156     142        -             14         (5)
Prudential Financial  Sep-12  Transfer Out  Fixed Maturities           46      41        3              -          -
Prudential Insurance  Sep-13  Sale          Commercial Mortgages        2       2        1              -          -

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                                 Amount of Notes -   Amount of Notes -
Affiliate                           Date Issued   December 31, 2013   December 31, 2012   Interest Rate   Date of Maturity
---------                         ------------- ------------------- ------------------- --------------- ------------------
                                                     (in thousands)
PFI                                12/16/2011       $    33,000         $    44,000      2.65% - 3.61%  12/2013 - 12/2016
Washington Street Investment       12/17/2012            52,000              65,000      0.95% - 1.87%  12/2013 - 12/2017
PFI                                11/15/2013             9,000                   -              2.24%         12/15/2018
PFI                                11/15/2013            23,000                   -              3.19%         12/15/2020
                                                    -----------         -----------
Total Loans Payable to Affiliate                    $   117,000         $   109,000
                                                    ===========         ===========

The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $1.7 million, and $0.1 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Contributed Capital and Dividends

In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below:

                                                    March 31     June 30     September 30  December 31,
                                                   ----------------------------------------------------
                                                                      (in thousands)
2013
Total revenues                                     $    80,971 $    85,711  $      43,895  $    89,523
Total benefits and expenses                             21,433      25,360        (15,688)      37,786
Income (loss) from operations before income taxes       59,538      60,351         59,583       51,737
Net income (loss)                                  $    43,332 $    41,997  $      39,540  $    40,974
                                                   =========== ===========  =============  ===========

2012
Total revenues                                     $    79,015 $    60,048  $      69,626  $    75,916
Total benefits and expenses                                305     102,086         15,142       23,805
Income (loss) from operations before income taxes       78,710     (42,038)        54,484       52,111
Net income (loss)                                  $    53,391 $   (27,449) $      40,294  $    37,825
                                                   =========== ===========  =============  ===========

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2013 and December 31, 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 10, 2014

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2013; the Statements of Operations for the period ended December 31, 2013; the Statements of Changes in Net Assets for the periods ended December 31, 2013 and December 31, 2012; and the Notes relating thereto appear at the end of the SAI (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2013 and 2012; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2013, 2012 and 2011; and the Notes to the Financial Statements appear at the end of the SAI (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 2)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement by and among Pruco Life Insurance Company of New Jersey (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b) (2) List of Broker Dealers selling under Original Selling Agreement.
(Note 8)

(b) (3) List of Broker Dealers that executed Amendment to Selling
Agreement. (Note 8)

(4)(a) Specimen Variable Annuity Contract (including schedule pages) (P-BBND(2/13)-NY). (Note 11)

(4)(b) Specimen Lifetime Income with Death Benefit Rider
(P-RID-LI-DB(5/14)-NY). (Note 15)

(4)(c) Specimen Medically Related Surrender Endorsement (P-END-MRS(2/13)-NY). (Note 11)

(4)(d) Specimen Individual Retirement Annuity Endorsement P-END-IRA (2/10) - NY. (Note 10)

(4)(e) Specimen Roth Individual Retirement Annuity Endorsement P-END-ROTH (2/10) - NY. (Note 10)

(4)(f) Specimen Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (2/10) - NY. (Note 10)

(4)(g) Specimen Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (2/10) - NY. (Note 10)

(4)(h) Specimen 403(b) Annuity Endorsement (P-END-403 (2/10) - NY. (Note 10)

(4)(i) Amendatory Tax Endorsement (Note 13)

(5) Application for Variable Annuity Contract (including schedule pages) (P-BBND-APP(2/13)-NY). (Note 11)

(6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

(b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012 (Note 14)

(7) Contracts of reinsurance -- Not applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 6)

(b) Shareholder Information Agreement (Sample Rule 22C-2). (Note 7)

(c) Amendment to Fund Participation Agreement (Note 13)

(9) Opinion of Counsel. (Note 11)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:-

(a) Yanela C. Frias (Note 12)

(b) Bernard J. Jacob (Note 1)

(c) Robert F. O'Donnell (Note 9)

(d) Richard F. Lambert (Note 11)

(e) Kent D. Sluyter (Note 11)

(f) John Chieffo and Kenneth Y. Tanji (Note 13)

(g) Stephen Pelletier (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to the initial Registration Statement on Form N-4, File No. 333-184542, filed October 22, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to
Form N-4, Registration No. 333-162678, as filed February 3, 2010 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-184542, filed January 31, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4, Registration No. 333-184542, filed February 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-184542, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to the Annual Report on Form 10-k for the year ended December 31, 2013, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4, Registration No. 333-184542, filed January 28, 2014 on behalf of Pruco Life Insurance Company of New Jersey.

Item 25. Directors and Officers of the Depositor (engaged directly or indirectly in Registrant's variable annuity business) :

 Name and Principal Business Address     Position and Offices with Depositor
 -----------------------------------    -------------------------------------
 John Chieffo                           Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Joseph D. Emanuel                      Vice President, Chief Legal Officer,
 One Corporate Drive                    and Secretary
 Shelton, Connecticut 06484-6208

 Yanela C. Frias                        Vice President, Director,
 213 Washington Street                  Chief Accounting Officer, and
 Newark, New Jersey 07102-2917          Chief Financial Officer

 Sarah J. Hamid                         Senior Vice President, Chief Actuary,
 751 Broad Street                       and Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                       Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Richard F. Lambert                     Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                      Senior Vice President
 751 Broad Street                       and Actuary
 Newark, New Jersey 07102-3714

 Robert F. O'Donnell                    Director,
 One Corporate Drive                    Chief Executive Officer,
 Shelton, Connecticut 06484-6208        and President

 Kent D. Sluyter                        Senior Vice President
 213 Washington Street                  and Director
 Newark, New Jersey 07102-2917

 Kenneth Y. Tanji                       Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Stephen Pelletier                      Senior Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2014, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

Item 27. Number of Contract Owners

As of February 28, 2014 there were 726 Qualified Contract Owners and 385 Non-Qualified Contract Owners.

Item 28. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                                POSITION AND OFFICES
 NAME                                             WITH UNDERWRITER
 ----                                   -------------------------------------
 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Bruce Ferris                           President and Chief
 One Corporate Drive                    Executive Officer and
 Shelton, Connecticut 06484-6208        Director

 Yanela C. Frias                        Senior Vice President
 213 Washington Street                  and Director
 Newark, New Jersey 07102-2917

 Jacob M. Herschler                     Senior Vice President
 One Corporate Drive                    and Director
 Shelton, Connecticut 06484-6208

 Patricia L. Kelley                     Senior Vice President
 One Corporate Drive                    and Director
 Shelton, Connecticut 06484-6208

 Steven P. Marenakos                    Senior Vice President
 One Corporate Drive                    and Director
 Shelton, Connecticut 06484-6208

 Yvonne Rocco                           Senior Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

 Mark Livesay                           Vice President and
 One Corporate Drive                    Chief Operating Officer
 Shelton, Connecticut 06484-6208

 Adam Scaramella                        Vice President, Secretary
 2101 Welsh Road                        and Chief Legal Officer
 Dresher, Pennsylvania 19025-5001

 Mark E. Sieb                           Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Steven Weinreb                         Chief Financial Officer and
 Three Gateway Center                   Controller
 Newark, New Jersey 07102-4061

 Michael B. McCauley                    Vice President and
 One Corporate Drive                    Chief Compliance Officer
 Shelton, Connecticut 06484-6208

 Robert R. Costello                     Vice President
 2101 Welsh Road
 Dresher, Pennsylvania 19025-5001

 Andrew A. Morawiec                     Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

(c) Commissions received by PAD during 2013 with respect to all individual annuities issued by Pruco Life of New Jersey.

                  Net Underwriting
Name of Principal  Discounts and    Compensation on  Brokerage
Underwriter         Commissions       Redemption     Commissions  Compensation
----------------- ----------------  ---------------  -----------  ------------
Prudential
Annuities
Distributors,
Inc.*               $75,673,069          $-0-           $-0-         $-0-

* PAD did not retain any of these commissions.

Item 30. Location of Accounts and Records

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

Item 31. Management Services

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 11th day of April 2014.

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

Stephen Pelletier*
-------------------------
Stephen Pelletier
Senior Vice President,
performing the functions
of the principal
executive officer as of
the date of this
Registration Statement on
Form N-4

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

By:  Stephen Pelletier*
     -------------------------
     Stephen Pelletier
     Senior Vice President,
     performing the functions
     of the principal
     executive officer as of
     the date of this
     Registration Statement on
     Form N-4

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                        TITLE                   DATE
---------            -----------------------------  ---------------

-------------------- Director, President and Chief
Robert F. O'Donnell  Executive Officer              April 11, 2014

Yanela C. Frias*     Chief Financial Officer,
-------------------- Chief Accounting Officer,
Yanela C. Frias      Vice President and Director    April 11, 2014

John Chieffo*
--------------------
John Chieffo         Director                       April 11, 2014

Kenneth Y. Tanji*
--------------------
Kenneth Y. Tanji     Director                       April 11, 2014

Bernard J. Jacob*
--------------------
Bernard J. Jacob     Director                       April 11, 2014

Richard F. Lambert*
--------------------
Richard F. Lambert   Director                       April 11, 2014

Kent D. Sluyter*
--------------------
Kent D. Sluyter      Director                       April 11, 2014

By:. /s/ William J. Evers
     -------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

   (b)

   (10)    Written Consent of Independent Registered Public Accounting Firm

   (13)(b) Power of Attorney: Bernard J. Jacob

   (13)(g) Power of Attorney: Stephen Pelletier